UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 10/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2022	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The largest positive contributor to performance over the six-month period was the Fund’s exposure to cash and cash equivalents, which was largely held in lieu of fixed income (as zero duration U.S. fixed income) to serve as a hedge against equities. Currency management, notably an overweight to the U.S. dollar and underweight to the euro, contributed over the period as well. From an equity sector perspective, an overweight to energy was additive, but was partially offset by security selection within the sector. Security selection within materials, healthcare, communication services and utilities positively impacted performance. Within fixed income, exposure to U.S. Treasury inflation-protected securities was additive.

The largest detractor from performance over the six-month period was exposure to interest rate derivatives, primarily modest exposure to the long end of the U.S. yield curve which was held as a hedge in the event of an acute increase in investor risk aversion. Within fixed income, an underweight to Japanese government bonds negatively impacted performance. Exposure to corporate credit, notably high yield bonds, weighed on returns. From an equity sector perspective, stock selection within information technology detracted from performance.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 56% to 53% of net assets. Within equities, the Fund decreased exposure to Asia and Europe, and increased exposure to the United States. On a sector basis, the Fund increased exposure to healthcare and consumer staples and reduced exposure to consumer discretionary, materials, communication services, energy and industrials.

The Fund’s allocation to fixed income increased from 19% to 34% of net assets. Within fixed income, the Fund increased exposure to short-dated U.S. Treasuries, investment grade corporate bonds and, to a lesser extent, securitized assets.

Reflecting the changes in the Fund’s overall allocations to equity and fixed income during the period, the Fund’s exposure to cash and cash equivalent holdings decreased from 25% to 13% of net assets.

The Fund’s exposure to commodity-related securities remained unchanged at less than 1% of net assets.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period underweight equities and fixed income, with minimal exposure to gold-related securities and a larger allocation to cash and cash equivalents. Within equities, the Fund was overweight the United States, and underweight Japan, Australia and Canada. From a sector perspective, the Fund was overweight energy, materials, consumer discretionary and healthcare, and underweight financials, consumer staples, industrials, information technology, real estate and utilities. Within fixed income, the Fund was underweight developed European market sovereign debt, Japanese government bonds and U.S. Treasuries. In addition, the Fund was overweight corporate bonds, securitized debt and bank loans. With respect to currency exposure, the Fund was overweight the U.S. dollar and underweight the euro and the Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Global Allocation Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(7.29)%	(18.56)%	N/A	3.21%	N/A	4.92%	N/A
Investor A	(7.39)	(18.74)	(23.01)%	2.93	1.83%	4.64	4.08%
Investor C	(7.75)	(19.37)	(20.10)	2.15	2.15	4.02	4.02
Class K	(7.26)	(18.49)	N/A	3.29	N/A	4.98	N/A
Class R	(7.56)	(19.06)	N/A	2.59	N/A	4.28	N/A

FTSE World Index(c)	(8.53)	(18.39)	N/A	6.35	N/A	8.97	N/A
Reference Benchmark(d)	(8.46)	(17.55)	N/A	3.36	N/A	5.37	N/A
U.S. Stocks: S&P 500® Index(e)	(5.50)	(14.61)	N/A	10.44	N/A	12.79	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index(f)	(13.28)	(21.85)	N/A	0.80	N/A	4.35	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	(14.40)	(27.64)	N/A	(4.94)	N/A	(3.02)	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(h)	(4.59)	(11.37)	N/A	(0.23)	N/A	0.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)

A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.

(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)

An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series, which covers approximately 98% of the world’s investable market capitalization.

(g)	An unmanaged market capitalization-weighted index that tracks certain government bond indexes, excluding the United States.
(h)	An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Annualized Expense Ratio

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	(a)	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims
Institutional	$1,000.00	$927.10	$3.98		$3.93		$1,000.00	$1,021.07	$4.18		$1,021.12	$4.13		0.82%	0.81%
Investor A	1,000.00	926.10	5.24		5.15		1,000.00	1,019.76	5.50		1,019.86	5.40		1.08	1.06
Investor C	1,000.00	922.50	9.06		8.96		1,000.00	1,015.78	9.50		1,015.88	9.40		1.87	1.85
Class K	1,000.00	927.40	3.64		3.55		1,000.00	1,021.42	3.82		1,021.53	3.72		0.75	0.73
Class R	1,000.00	924.40	7.03		6.98		1,000.00	1,017.90	7.38		1,017.95	7.32		1.45	1.44

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Percent of
Security(a)	Total Investments

Microsoft Corp.	1.7%
Apple, Inc.	1.7
Alphabet, Inc.	1.2
ConocoPhillips	1.1
Amazon.com, Inc.	0.9
Humana, Inc.	0.9
UnitedHealth Group, Inc.	0.8
Mastercard, Inc.	0.7
Enbridge, Inc.	0.7
Marsh & McLennan Cos., Inc.	0.7

GEOGRAPHIC ALLOCATION

Percent of
Total Investments	(b)

Country/Geographic Region	Long	Short		Total

United States	67.1%	0.5%		67.6%
Japan	9.3	0.1		9.4
United Kingdom	3.2	0.1		3.3
Germany	3.0	0.1		3.1
Canada	2.2	—	(c)	2.2
Netherlands	2.2	—	(c)	2.2
France	2.0	—	(c)	2.0
Australia	1.7	0.1		1.8
China	1.1	0.1		1.2
Switzerland	1.0	—	(c)	1.0
Other#	6.1	0.1		6.2

	98.9%	1.1%		100.0%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(c)	Rounds to less than 0.1%.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Consolidated Schedule of Investments (unaudited) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 0.5%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 6.64%, 04/20/30	USD	500	$468,889
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 4.61%, 06/15/36		6,272	6,044,640
AGL CLO 5 Ltd.
Series 2020-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 5.64%, 07/20/34		1,260	1,190,718
Series 2020-5A, Class BR, (3 mo. LIBOR US + 1.70%), 5.94%, 07/20/34		1,752	1,648,176
AGL Static CLO Ltd., Series 2022-18A, Class B, (3 mo. SOFR + 2.00%), 5.99%, 04/21/31		3,210	3,034,326
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.55%), 5.63%, 01/15/30		430	408,936
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 5.93%, 10/15/29		373	355,302
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 5.81%, 04/25/31		375	350,914
Anchorage Capital CLO Ltd.
Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.09%), 5.46%, 01/28/31		250	245,290
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 5.58%, 10/15/31		250	243,437
Apidos CLO XX, Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 5.63%, 07/16/31		400	379,993
Apidos CLO XXII, Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.50%), 5.74%, 04/20/31		500	475,712
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3 mo. LIBOR US + 1.60%), 5.68%, 04/15/33		250	232,886
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 5.68%, 07/15/30		250	235,896
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.35%), 4.76%, 11/15/36		656	634,755
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3 mo. LIBOR US + 1.45%), 5.77%, 04/22/31		250	240,354
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3 mo. LIBOR US + 1.70%), 5.78%, 07/15/34		2,786	2,627,431
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 5.58%, 10/15/30		250	235,138
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 6.39%, 10/20/34		720	639,064
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 5.82%, 11/21/30		600	570,130
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.60%), 5.83%, 07/19/31		750	705,510
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.70%), 5.93%, 07/19/34		2,425	2,274,329
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 5.26%, 07/18/30		493	482,393
Battalion CLO X Ltd., Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 5.87%, 01/25/35		1,465	1,365,677
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 6.04%, 04/24/34		712	660,026

Security		Par (000)	Value

Cayman Islands (continued)
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 5.26%, 07/15/34	USD	1,848	$1,771,147
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 5.53%, 07/15/29		1,845	1,780,278
Benefit Street Partners CLO III Ltd., Series 2013- IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 5.89%, 07/20/29		667	644,017
Benefit Street Partners CLO Ltd., Series 2015- VIBR, Class A, (3 mo. LIBOR US + 1.19%), 5.43%, 07/20/34		250	237,025
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3 mo. LIBOR US + 2.00%), 6.08%, 01/15/33		250	236,909
Birch Grove CLO Ltd., Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 5.04%, 06/15/31		500	467,390
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 5.92%, 10/22/30		500	469,254
Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 5.99%, 10/20/30		465	432,054
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 5.58%, 07/15/31		1,495	1,433,136
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 5.39%, 10/20/31		250	242,326
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 6.11%, 07/25/34		625	580,426
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 5.98%, 07/15/31		250	229,358
Series 2019-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 5.18%, 04/15/32		250	243,443
Series 2019-1A, Class BR, (3 mo. LIBOR US + 1.70%), 5.78%, 04/15/32		300	280,672
Canyon CLO Ltd., Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 01/15/34		250	233,393
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3 mo. LIBOR US + 1.35%), 5.59%, 04/20/29		892	871,332
CBAM Ltd.
Series 2018-7A, Class A, (3 mo. LIBOR US + 1.10%), 5.34%, 07/20/31		250	241,250
Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 5.98%, 02/12/30		450	425,664
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 5.22%, 04/20/31		1,050	1,021,999
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 5.18%, 07/17/31		250	242,935
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 4.39%, 05/29/32		250	240,289
CIFC Funding Ltd.
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 5.96%, 04/27/31		450	427,965
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 5.28%, 10/17/31		250	243,311

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
CIFC Funding Ltd. (continued)
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 5.38%, 04/19/29	USD	712	$685,240
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.60%), 5.84%, 04/20/31		250	238,337
Series 2020-1A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/36		2,475	2,322,416
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 5.66%, 07/15/33		250	232,677
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 5.78%, 10/15/30		250	232,586
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 5.79%, 07/18/30		250	237,038
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.45%), 5.69%, 10/20/33		500	485,048
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 5.39%, 04/20/34		650	623,435
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 5.89%, 04/20/34		975	926,004
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 5.32%, 04/15/33		300	290,284
FS Rialto, Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.25%), 4.66%, 11/16/36		389	370,523
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3 mo. LIBOR US + 0.97%), 5.05%, 10/15/30		600	584,412
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 5.18%, 07/15/31		250	242,574
Generate CLO 3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 5.99%, 10/20/29		2,025	1,926,762
GoldenTree Loan Management U.S. CLO Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 5.79%, 04/20/30		250	239,795
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 6.01%, 10/29/29		500	481,368
Goldentree Loan Opportunities XI Ltd., Series 2015- 11A, Class AR2, (3 mo. LIBOR US + 1.07%), 5.26%, 01/18/31		250	244,453
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.02%), 4.43%, 07/15/39		3,594	3,404,910
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. SOFR + 1.55%), 5.59%, 04/15/33		500	480,409
Gulf Stream Meridian 4 Ltd., Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 5.93%, 07/15/34		500	473,544
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 5.88%, 07/15/34		350	331,440
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 3.83%, 02/05/31		497	485,908

Security		Par (000)	Value

Cayman Islands (continued)
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 6.39%, 04/20/32	USD	442	$420,016
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 5.42%, 04/15/33		250	240,441
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 5.16%, 04/15/34		500	481,720
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 4.71%, 07/15/36		2,207	2,097,294
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 5.83%, 04/15/29		500	486,659
Madison Park Funding XLI Ltd., Series 12A, Class BR, (3 mo. LIBOR US + 1.35%), 5.67%, 04/22/27		695	680,462
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 6.01%, 04/25/29		712	679,718
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, (3 mo. LIBOR US + 1.20%), 5.61%, 07/29/30		461	452,633
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 6.02%, 01/23/31		250	234,192
Mariner CLO LLC, Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 5.82%, 07/23/29		500	475,774
MF1 Ltd., Series 2021-FL6, Class A, (1 mo. LIBOR US + 1.10%), 4.54%, 07/16/36		2,970	2,847,198
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 5.84%, 10/20/30		250	235,258
Neuberger Berman CLO XIV Ltd., Series 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 5.40%, 01/28/30		244	239,399
Neuberger Berman CLO XX Ltd., Series 20A, Class BRR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/34		250	234,472
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 10/17/30		250	239,752
Neuberger Berman Loan Advisers CLO Ltd.
Series 2020-37A, Class BR, (3 mo. LIBOR US + 1.45%), 5.69%, 07/20/31		333	317,001
Series 2021- 46A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 01/20/36		250	237,113
OCP CLO Ltd.
Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 5.73%, 04/26/31		450	424,465
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.65%), 5.89%, 07/20/29		250	236,958
Series 2016-11A, Class A2R, (3 mo. LIBOR US + 1.75%), 6.08%, 10/26/30		500	474,368
Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 5.94%, 10/20/34		500	463,457
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3 mo. LIBOR US + 1.18%), 5.50%, 01/24/33		250	240,797

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Octagon Investment Partners 37 Ltd., Series 2018- 2A, Class A2, (3 mo. LIBOR US + 1.58%), 5.94%, 07/25/30	USD	250	$236,612
Octagon Investment Partners 46 Ltd., Series 2020- 2A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/36		800	747,928
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A2R, (3 mo. LIBOR US + 1.35%), 5.58%, 07/19/30		487	471,138
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 5.46%, 01/25/31		300	289,040
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 5.89%, 07/02/35		936	883,122
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3 mo. SOFR + 1.30%), 5.26%, 02/24/37		250	239,418
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3 mo. LIBOR US + 1.70%), 5.98%, 10/25/34		250	236,253
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 4.00%, 05/23/31		500	487,655
Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 5.84%, 01/20/33		250	235,984
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3 mo. LIBOR US + 1.50%), 5.73%, 10/17/31		250	233,200
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 4.68%, 05/21/34		500	473,347
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 5.22%, 04/18/31		250	244,105
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 4.16%, 08/23/31		500	484,305
Series 2016-1A, Class A2R, (3 mo. LIBOR US + 1.55%), 4.46%, 02/14/34		500	456,430
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 4.91%, 05/15/32		250	240,791
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 5.50%, 07/24/31		555	540,109
Pikes Peak CLO 11, Series 2021-11A, Class A1, (3 mo. SOFR + 1.95%), 4.13%, 07/25/34		1,000	965,537
Pikes Peak CLO 8, Series 2021-8A, Class A, (3 mo. LIBOR US + 1.17%), 5.41%, 07/20/34		600	572,111
Rad CLO 3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 5.63%, 04/15/32		250	235,529
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 5.28%, 04/17/33		250	241,429
Recette CLO Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 5.64%, 04/20/34		250	230,923
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.15%), 4.68%, 06/20/34		450	432,190
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 5.53%, 01/15/34		350	323,763

Security		Par (000)	Value

Cayman Islands (continued)
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 5.89%, 04/20/34	USD	500	$465,025
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 5.58%, 10/15/29		500	474,396
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 4.08%, 05/20/31		250	242,911
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 5.53%, 07/25/31		250	242,857
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 5.47%, 04/25/31		300	292,923
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 5.51%, 04/20/33		250	240,500
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 04/20/33		300	279,008
Sixth Street CLO XVI Ltd.
Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 5.56%, 10/20/32		948	925,150
Series 2020-16A, Class B, (3 mo. LIBOR US + 1.85%), 6.09%, 10/20/32		710	678,143
Sound Point CLO XV Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 5.82%, 01/23/29		250	240,327
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 5.23%, 10/15/31		250	243,913
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 5.20%, 01/15/34		500	480,049
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 5.58%, 01/15/34		500	472,424
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 07/15/34		700	660,499
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 5.57%, 01/20/33		2,489	2,419,598
Trimaran CAVU Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 6.44%, 07/20/32		500	486,550
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 6.36%, 01/25/34		472	441,891
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 7.36%, 01/25/34		1,023	958,166
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 5.34%, 10/18/31		249	242,510
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 5.28%, 04/20/34		250	237,216
Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 5.53%, 10/15/30		250	235,432
Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 5.23%, 10/15/31		250	244,002
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3 mo. LIBOR US + 1.22%), 5.54%, 10/24/34		1,390	1,328,863
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.75%), 6.07%, 10/24/34		726	688,262

			89,445,339

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland(a) — 0.0%
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. EURIBOR + 1.05%), 2.43%, 04/15/31(c)	EUR	134	$122,307
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. EURIBOR + 1.60%), 2.98%, 04/15/33(c)		593	537,624
Harvest CLO XVIII DAC, Series 18X, Class B, 2.58%, 10/15/30(c)		662	604,440
Holland Park CLO DAC, Series 1X, Class A1RR, (3 mo. EURIBOR + 0.92%), 1.24%, 11/14/32(c)		390	369,717
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3 mo. EURIBOR + 1.90%), 3.36%, 01/21/35(b)		590	529,104
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, 2.66%, 01/20/32(c)		456	416,130
OCP Euro CLO DAC, Series 2017-2X, Class B, (3 mo. EURIBOR + 1.35%), 2.73%, 01/15/32(c)		456	417,068
Prodigy Finance DAC(b)
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 6.09%, 07/25/51	USD	1,900	1,854,030
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 7.34%, 07/25/51		1,100	1,077,280
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 9.49%, 07/25/51		720	703,515
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, (3 mo. EURIBOR + 1.85%), 2.88%, 12/20/31(c)	EUR	343	318,417

			6,949,632

United States — 1.1%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 3.30%, 05/25/36(a)	USD	2,109	2,036,488
AIMCO CLO, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 5.48%, 04/17/31(a)(b)		466	443,775
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		23,731	19,810,182
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	2,576,645
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	1,681,602
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	1,001,575
Anchorage Capital CLO Ltd., Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 5.42%, 01/28/31(a)(b)		248	243,750
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 5.16%, 04/15/31(a)(b)		550	536,365
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 5.25%, 04/20/31(a)(b)		1,770	1,730,511
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL2, Class A, (1 mo. SOFR + 1.85%), 5.23%, 05/15/37(a)(b)		8,034	7,803,610
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	691,722
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(b)		5,560	5,465,435
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 5.63%, 04/15/30(a)(b)		1,143	1,080,720
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 5.83%, 07/16/30		250	238,176

Security		Par (000)	Value

United States (continued)
CIFC Funding Ltd.(a)(b) (continued)
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.80%), 6.04%, 07/20/30	USD	637	$603,718
Clear Creek CLO, Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 5.44%, 10/20/30(a)(b)		313	306,226
College Avenue Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)		230	192,283
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 5.48%, 04/17/30(a)(b)		1,148	1,084,511
FS Rialto Issuer LLC, Series 2022-FL6, Class A, (1 mo. SOFR + 2.58%), 6.05%, 08/17/37(a)(b)		8,341	8,250,834
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		5,917	4,289,648
Gracie Point International Funding(a)(b)
Series 2021-1A, Class B, (1 mo. LIBOR US + 1.40%), 4.53%, 11/01/23		1,240	1,232,927
Series 2021-1A, Class C, (1 mo. LIBOR US + 2.40%), 5.53%, 11/01/23		1,640	1,626,449
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 5.45%, 04/15/33(a)(b)		5,718	5,554,470
Lendmark Funding Trust, Series 2021-2A, Class D, 4.46%, 04/20/32(b)		2,210	1,580,314
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 5.73%, 04/19/30(a)(b)		900	870,134
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 2.19%, 08/21/34(b)		5,860	5,559,650
Navient Private Education Refi Loan Trust(b)
Series 2021-DA, Class A, (Prime - 1.99%), 4.26%, 04/15/60(a)		12,749	11,202,836
Series 2021-DA, Class B, 2.61%, 04/15/60		2,900	2,598,062
Series 2021-DA, Class C, 3.48%, 04/15/60		7,450	6,127,791
Series 2021-DA, Class D, 4.00%, 04/15/60		2,370	1,972,081
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	4,906,709
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	5,018,329
Series 2021-CA, Class C, 3.36%, 04/20/62		850	641,349
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	6,160,297
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,154,516
Series 2021-B, Class C, 3.65%, 05/08/31		630	520,242
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		8,183	7,592,837
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3 mo. LIBOR US + 1.80%), 4.76%, 08/23/31(a)(b)		610	570,988
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,297,605
Ready capitak Commercial Mortgage Trust, 5.58%, 10/25/39(a)(b)		12,475	12,401,778
Regional Management Issuance, 3.88%, 10/17/33(b)(d)		27,070	23,009,500
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 8.16%, 10/15/41(a)(b)		14,132	15,106,850
SMB Private Education Loan Trust(b) Series 2021-A, Class C, 2.99%, 01/15/53		14,420	11,814,045

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
SMB Private Education Loan Trust(b) (continued)
Series 2021-A, Class D2, 3.86%, 01/15/53	USD	4,220	$3,703,834
Series 2021-C, Class B, 2.30%, 01/15/53		1,490	1,255,055
Series 2021-C, Class C, 3.00%, 01/15/53		1,240	1,094,512
Series 2021-C, Class D, 3.93%, 01/15/53		590	515,064
York CLO 1 Ltd., Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 5.97%, 10/22/29(a)(b)		466	443,547

			196,599,547

Total Asset-Backed Securities — 1.6% (Cost: $322,126,213)			292,994,518

		Shares

Common Stocks

Argentina — 0.0%
MercadoLibre, Inc.(e)		3,026	2,728,302

Australia — 0.7%
AGL Energy Ltd.		691,987	3,014,840
Australia & New Zealand Banking Group Ltd.		75,188	1,231,861
BHP Group Ltd.		599,682	14,314,275
BHP Group Ltd., Class DI		220,511	5,296,719
CSL Ltd.		7,842	1,403,839
Endeavour Group Ltd.		463,778	2,122,852
Glencore PLC		11,662,741	66,863,295
Goodman Group		103,927	1,130,799
Origin Energy Ltd.		248,170	886,606
Qantas Airways Ltd.(e)		132,987	496,941
QBE Insurance Group Ltd.		367,970	2,883,030
Quintis HoldCo. Pty. Ltd.(d)(f)		43,735,802	280
Rio Tinto PLC		224,194	11,716,742
South32 Ltd.		3,775,173	8,661,258
Treasury Wine Estates Ltd.		223,784	1,854,447
Woodside Energy Group Ltd.		122,173	2,843,752
Woolworths Group Ltd.		32,241	680,858

			125,402,394

Belgium — 0.0%
KBC Group NV		74,086	3,712,874

Brazil — 0.1%
Embraer SA(e)		808,176	2,151,277
Engie Brasil Energia SA		197,430	1,537,244
Sendas Distribuidora SA		528,935	2,029,521
Suzano SA		87,098	897,031
Vale SA		144,702	1,880,524

			8,495,597

Canada — 1.1%
Barrick Gold Corp.		90,216	1,356,866
Cameco Corp.		831,465	19,722,350
Canadian Imperial Bank of Commerce		56,726	2,576,165
Canadian National Railway Co.		39,716	4,705,224
Enbridge, Inc.		3,410,433	132,877,589
George Weston Ltd.		11,006	1,211,399
Imperial Oil Ltd.		46,774	2,544,442
Lululemon Athletica, Inc.(e)		26,681	8,779,116
National Bank of Canada		47,064	3,204,505

Security	Shares	Value

Canada (continued)
Nutrien Ltd.	102,742	$8,681,052
Suncor Energy, Inc.	60,616	2,084,975
TC Energy Corp.	315,579	13,861,524

		201,605,207

Cayman Islands — 0.0%
Salt Pay Co. Ltd., Series C, (Acquired 11/16/21, Cost: $10,172,087)(d)(g)	5,237	6,076,858

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR(h)	56,969	5,336,856

China — 1.1%
Agricultural Bank of China Ltd., Class H	5,928,000	1,692,048
Aier Eye Hospital Group Co. Ltd., Class A	621,451	2,097,882
Alibaba Group Holding Ltd.(e)	569,804	4,430,173
Amoy Diagnostics Co. Ltd., Class A	827,330	2,645,854
Anhui Gujing Distillery Co. Ltd., Class B	14,700	173,389
Asymchem Laboratories Tianjin Co. Ltd., Class A	112,384	2,182,359
BYD Co. Ltd., Class A	663,500	22,347,902
BYD Co. Ltd., Class H	70,500	1,579,421
BYD Electronic International Co. Ltd.	29,000	84,274
China Construction Bank Corp., Class H	3,207,000	1,701,917
China Merchants Bank Co. Ltd., Class H	549,500	1,799,008
China Petroleum & Chemical Corp., Class H	5,170,000	2,049,007
China Tourism Group Duty Free Corp. Ltd., Class A	91,100	1,991,283
Contemporary Amperex Technology Co. Ltd., Class A	500,700	25,561,121
Country Garden Services Holdings Co. Ltd.	830,000	725,441
Dali Foods Group Co. Ltd.(b)	406,000	167,123
Dongfeng Motor Group Co. Ltd., Class H	1,342,000	607,126
Foshan Haitian Flavouring & Food Co. Ltd., Class A	366,930	2,991,570
Ganfeng Lithium Group Co. Ltd., Class H(b)(h)	1,298,360	8,781,611
Glodon Co. Ltd., Class A	521,830	3,517,726
Great Wall Motor Co. Ltd., Class H	2,699,500	2,948,938
Gree Electric Appliances, Inc. of Zhuhai, Class A	547,900	2,146,367
Guangzhou Baiyun International Airport Co. Ltd., Class A(e)	2,430,771	4,609,263
Haidilao International Holding Ltd.(b)(e)	1,307,000	1,940,674
Hangzhou Robam Appliances Co. Ltd., Class A	808,233	2,259,449
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	187,300	1,272,039
Hundsun Technologies, Inc., Class A	862,588	4,914,006
Hygeia Healthcare Holdings Co. Ltd.(b)(e)(h)	469,200	2,032,081
Industrial & Commercial Bank of China Ltd., Class H	6,220,000	2,700,508
JD Health International, Inc.(b)(e)	1,004,550	5,511,043
JD.com, Inc., Class A	112,597	2,050,449
Jiangsu Hengrui Medicine Co. Ltd., Class A	629,200	3,454,749
Jinxin Fertility Group Ltd.(b)	3,822,500	1,884,288
JiuGui Liquor Co. Ltd., Class A	56,600	788,450
Kindstar Globalgene Technology, Inc.(b)(e)	7,490,500	1,706,816
Kingsoft Corp. Ltd.	943,800	2,857,960
Lenovo Group Ltd.	2,074,000	1,657,557
Li Auto, Inc., ADR(e)(h)	570,199	7,766,110
Meituan, Class B(b)(e)	149,900	2,399,979
Microport Cardioflow Medtech Corp.(b)(e)(h)	11,056,000	3,358,323
Ming Yuan Cloud Group Holdings Ltd.(h)	906,000	417,286
Nongfu Spring Co. Ltd., Class H(b)	177,400	891,059

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
PetroChina Co. Ltd., Class H	2,322,000	$888,228
Pharmaron Beijing Co. Ltd., Class H(b)	143,650	484,361
SG Micro Corp., Class A	85,600	1,750,134
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	399,000	1,007,573
Shanghai Jinjiang International Hotels Co. Ltd., Class A	306,500	2,283,057
TBEA Co. Ltd., Class A	283,900	791,419
Tencent Holdings Ltd.	1,224,500	32,175,909
Tianqi Lithium Corp., Class A(e)	66,000	857,483
Venustech Group, Inc., Class A	1,034,688	3,587,694
Want Want China Holdings Ltd.	771,000	506,458
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A(e)	741,763	2,890,131
WuXi AppTec Co. Ltd., Class A	247,553	2,580,700
Wuxi Biologics Cayman, Inc.(b)(e)	368,806	1,659,495
Yifeng Pharmacy Chain Co. Ltd., Class A	196,556	1,504,851
Yonyou Network Technology Co. Ltd., Class A	1,255,609	4,196,343
Yum China Holdings, Inc.	53,350	2,159,546
Zijin Mining Group Co. Ltd., Class H	772,000	736,363

		206,753,374

Denmark — 0.2%
Chr Hansen Holding A/S	12,611	700,428
DSV A/S	59,862	8,089,047
Novo Nordisk A/S, Class B	225,737	24,544,666
Pandora A/S	25,189	1,325,029

		34,659,170

Finland — 0.1%
Aiven(d)	86,562	9,689,750
Fortum OYJ	206,062	2,900,174
Kone OYJ, Class B	31,250	1,279,556
Wartsila OYJ Abp	238,335	1,624,795

		15,494,275

France — 1.7%
Arkema SA	232,591	18,406,793
BNP Paribas SA	584,875	27,427,057
Carrefour SA	81,531	1,312,278
Cie de Saint-Gobain	793,106	32,422,911
Danone SA	462,755	22,998,687
Engie SA	84,677	1,100,238
EssilorLuxottica SA	272,282	43,055,449
Hermes International	18,675	24,172,641
Kering SA	8,084	3,702,156
La Francaise des Jeux SAEM(b)	90,630	2,953,502
L’Oreal SA	25,041	7,862,978
LVMH Moet Hennessy Louis Vuitton SE	180,203	113,707,116
Remy Cointreau SA	6,005	918,392
Schneider Electric SE	20,617	2,607,150
Societe Generale SA	257,101	5,897,131
TotalEnergies SE	230,155	12,555,726
Unibail-Rodamco-Westfield(e)	13,050	616,737

		321,716,942

Germany — 2.4%
Adidas AG	20,491	2,000,230
BASF SE	42,821	1,921,406
Commerzbank AG(e)	1,209,564	9,664,053
Deutsche Boerse AG	12,129	1,972,414
Deutsche Telekom AG, Registered Shares	4,083,802	77,083,745
Fresenius Medical Care AG & Co. KGaA	41,868	1,158,093

Security	Shares	Value

Germany (continued)
Fresenius SE & Co. KGaA	91,522	$2,106,208
Infineon Technologies AG	396,778	9,628,002
Mercedes-Benz Group AG, Registered Shares	1,130,775	65,451,010
SAP SE	1,270,948	122,332,255
Siemens AG, Registered Shares	818,125	89,346,579
Symrise AG	83,560	8,529,177
Telefonica Deutschland Holding AG	720,569	1,570,047
Uniper SE(h)	222,233	665,242
Vantage Towers AG(h)	2,084,820	58,634,569

		452,063,030

Hong Kong — 0.2%
AIA Group Ltd.	4,147,000	31,412,655
ASMPT Ltd.	126,900	698,014
Orient Overseas International Ltd.	91,000	1,329,796
SITC International Holdings Co. Ltd.	760,000	1,244,725

		34,685,190

India — 0.1%
HCL Technologies Ltd.	106,746	1,343,785
Indian Oil Corp. Ltd.	577,611	476,380
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000)(d)(g)	5,720	16,333,577
Vedanta Ltd.	462,247	1,566,353

		19,720,095

Ireland — 0.1%
Allegion PLC	56,963	5,968,014
Experian PLC	85,179	2,715,954
Kingspan Group PLC	69,678	3,512,934
Seagate Technology Holdings PLC	49,505	2,458,418
Trane Technologies PLC	14,284	2,280,155

		16,935,475

Israel — 0.3%
Nice Ltd., ADR(e)(h)	265,013	50,323,319

Italy — 0.3%
Enel SpA	638,967	2,854,487
Ferrari NV	66,094	13,029,657
FinecoBank Banca Fineco SpA	133,883	1,804,152
Intesa Sanpaolo SpA	14,537,230	27,715,627
UniCredit SpA	86,032	1,066,906

		46,470,829

Japan — 1.0%
AGC, Inc.	9,200	288,282
Astellas Pharma, Inc.	249,850	3,447,476
BayCurrent Consulting, Inc.	92,000	2,581,260
Capcom Co. Ltd.	900	25,033
East Japan Railway Co.	41,100	2,190,029
FANUC Corp.	425,400	55,664,278
Food & Life Cos. Ltd.	107,700	1,811,626
Fujitsu Ltd.	13,300	1,530,279
Hino Motors Ltd.(e)	412,400	1,713,842
Honda Motor Co. Ltd.	74,500	1,698,784
Hoya Corp.	382,750	35,580,950
Inpex Corp.	185,600	1,873,149
Japan Post Bank Co. Ltd.	283,400	1,888,331
Keyence Corp.	40,729	15,357,482
Kobayashi Pharmaceutical Co. Ltd.	16,600	880,909
Kose Corp.	178,400	17,807,969
Kyowa Kirin Co. Ltd.	53,200	1,252,949
Mazda Motor Corp.	239,500	1,612,544
Mitsubishi Corp.	91,600	2,481,341

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Electric Corp.	161,800	$1,423,615
Morinaga Milk Industry Co. Ltd.	32,200	913,524
Oracle Corp. Japan	29,800	1,587,491
Recruit Holdings Co. Ltd.	278,663	8,574,786
Ryohin Keikaku Co. Ltd.	155,500	1,463,259
Sega Sammy Holdings, Inc.	172,400	2,205,221
Shionogi & Co. Ltd.	33,300	1,546,360
Terumo Corp.	70,800	2,148,709
Toyota Motor Corp.	111,900	1,552,568
Yamato Holdings Co. Ltd.	48,900	724,173
ZOZO, Inc.	127,400	2,703,198

		174,529,417

Jordan — 0.0%
Hikma Pharmaceuticals PLC	49,069	704,396

Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	686,991	4,931,647
Grupo Aeroportuario del Sureste SAB de CV, Class B	54,251	1,269,681

		6,201,328

Netherlands — 1.8%
Adyen NV(b)(e)	27,819	39,714,370
ASML Holding NV	191,963	90,047,271
BNP Paribas Emissions- und HandelsgesellschaftmbH	9,156,080	90,092,030
Heineken NV	17,462	1,458,674
Koninklijke Ahold Delhaize NV	228,302	6,366,947
Koninklijke Philips NV	44,300	561,940
Koninklijke Vopak NV	52,859	1,080,015
Shell PLC	2,699,237	94,199,593
Wolters Kluwer NV	12,459	1,323,875

		324,844,715

Norway — 0.1%
Norsk Hydro ASA	1,079,903	6,853,410
Yara International ASA	36,889	1,646,408

		8,499,818

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	64,683	742,789

Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	7,143	430,886

South Africa — 0.1%
Anglo American Platinum Ltd.	16,333	1,300,532
Anglo American PLC	550,061	16,476,638
Kumba Iron Ore Ltd.	86,491	1,627,113

		19,404,283

South Korea — 0.6%
Amorepacific Corp.	157,657	10,236,078
Fila Holdings Corp.	21,608	494,883
Hana Financial Group, Inc.	153,638	4,441,885
Hanwha Aerospace Co. Ltd.	36,112	1,681,789
KB Financial Group, Inc.	35,618	1,198,512
Kia Corp.	26,810	1,245,882
LG Chem Ltd.	33,219	14,577,778
LG Display Co. Ltd.(h)	79,361	708,241
LG Energy Solution Ltd.(e)(h)	123,260	45,608,570
Samsung Electronics Co. Ltd.	46,588	1,938,984

Security	Shares	Value

South Korea (continued)
Samsung Fire & Marine Insurance Co. Ltd.	6,039	$846,966
Samsung SDI Co. Ltd.	46,810	24,149,981
SK Telecom Co. Ltd.	67,787	2,382,151

		109,511,700

Spain — 0.3%
Cellnex Telecom SA(b)	1,739,592	56,937,253
Endesa SA	53,355	891,457
Iberdrola SA	67,957	691,073
Industria de Diseno Textil SA	108,878	2,471,334

		60,991,117

Sweden — 0.4%
Atlas Copco AB, A Shares	812,230	8,669,132
Epiroc AB, Class A	454,551	6,958,470
Evolution AB(b)	26,917	2,510,890
H & M Hennes & Mauritz AB, B Shares	138,779	1,397,804
Hexagon AB, B Shares	736,172	7,277,714
Husqvarna AB, B Shares	94,148	558,970
Swedbank AB, A Shares	452,697	6,748,829
Telefonaktiebolaget LM Ericsson, B Shares	189,200	1,051,828
Telia Co. AB	621,791	1,647,600
Volvo AB, B Shares	2,006,089	32,833,510

		69,654,747

Switzerland — 0.8%
ABB Ltd., Registered Shares	60,256	1,673,327
Cie Financiere Richemont SA, Class A, Registered Shares	118,936	11,624,035
Coca-Cola HBC AG, Class DI	117,031	2,556,343
Lonza Group AG, Registered Shares	31,551	16,241,947
Nestle SA, Registered Shares	440,244	47,924,434
Novartis AG, Registered Shares	66,114	5,348,008
Roche Holding AG	21,502	7,134,323
Sika AG, Registered Shares	3,446	776,989
Sonova Holding AG, Registered Shares	10,648	2,516,800
STMicroelectronics NV	256,652	7,980,322
TE Connectivity Ltd.	404,743	49,471,737
Temenos AG, Registered Shares	30,760	1,832,028
VAT Group AG(b)	3,006	686,273

		155,766,566

Taiwan — 0.3%
MediaTek, Inc.	83,000	1,512,940
Nan Ya Printed Circuit Board Corp.	297,000	1,937,692
Taiwan Semiconductor Manufacturing Co. Ltd.	4,304,000	51,743,562
Unimicron Technology Corp.	959,000	3,684,833

		58,879,027

United Arab Emirates(d) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0)(g)	1,518,232	15
NMC Health PLC(e)	1,077,976	13

		28

United Kingdom — 2.2%
Admiral Group PLC	52,767	1,220,270
Alphawave IP Group PLC(e)	2,084,903	2,697,009
AstraZeneca PLC	596,610	70,001,515
AstraZeneca PLC, ADR	457,618	26,912,514
Auto Trader Group PLC(b)	1,034,045	6,189,558
BP PLC	806,923	4,464,383

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
British American Tobacco PLC	30,484	$1,203,918
Burberry Group PLC	92,524	1,927,932
Compass Group PLC	2,986,224	62,895,297
Dr. Martens PLC	304,896	867,092
Exscientia PLC, ADR(e)(h)	1,926,164	13,598,718
Genius Sports Ltd.(e)(h)	796,159	4,092,257
GSK PLC	164,549	2,695,490
Hedosophia European Growth(e)	637,585	6,237,923
Kingfisher PLC	536,350	1,347,543
Legal & General Group PLC	434,566	1,162,577
Linde PLC	51,016	15,169,608
Lloyds Banking Group PLC	157,461,298	75,623,468
National Grid PLC	55,939	609,462
NatWest Group PLC	1,294,801	3,487,289
Smith & Nephew PLC	44,594	526,963
Spirax-Sarco Engineering PLC	97,911	12,065,914
Unilever PLC	2,151,426	97,791,647

		412,788,347

United States — 36.3%
Abbott Laboratories(i)	955,279	94,515,304
AbbVie, Inc.(i)	548,225	80,260,140
Activision Blizzard, Inc.	147,686	10,751,541
Adobe, Inc.(e)	64,284	20,474,454
Advance Auto Parts, Inc.	12,407	2,356,337
Agilent Technologies, Inc.	17,261	2,388,059
Air Products & Chemicals, Inc.	335,057	83,898,273
Airbnb, Inc., Class A(e)	9,569	1,023,022
Akamai Technologies, Inc.(e)	19,263	1,701,501
Albemarle Corp.	153,654	43,003,145
Alcoa Corp.	259,208	10,116,888
Align Technology, Inc.(e)	18,095	3,515,859
Alphabet, Inc., Class A(e)	6,920	654,009
Alphabet, Inc., Class C(e)	2,347,827	222,245,304
Altair Engineering, Inc., Class A(e)	181,011	8,878,590
AltC Acquisition Corp., Class A(e)	620,686	6,107,550
Altria Group, Inc.	83,645	3,870,254
Altus Power, Inc.	145,263	1,446,819
Amazon.com, Inc.(e)(i)	1,681,408	172,243,436
American Express Co.	24,182	3,589,818
American Tower Corp.	380,132	78,759,549
AmerisourceBergen Corp.	50,329	7,912,725
Amgen, Inc.	41,431	11,200,871
ANSYS, Inc.(e)	53,855	11,910,572
APA Corp.	38,663	1,757,620
Apple, Inc.(i)	2,023,578	310,295,451
Applied Materials, Inc.	380,362	33,582,161
Aptiv PLC(e)	324,406	29,543,654
Archer-Daniels-Midland Co.	1,064,544	103,239,477
Astra Space, Inc.	748,566	471,896
AT&T, Inc.	84,469	1,539,870
Atlassian Corp.	13,759	2,789,362
AutoZone, Inc.(e)	1,562	3,956,359
Baker Hughes Co.	117,708	3,255,803
Ball Corp.	46,620	2,302,562
Bank of America Corp.(i)	2,432,832	87,679,265
Berkshire Hathaway, Inc., Class B(e)	20,099	5,931,014
Boeing Co.(e)	14,955	2,131,237
Booking Holdings, Inc.(e)	10,799	20,188,515
Boston Scientific Corp.(e)(i)	1,762,388	75,976,547
Broadcom, Inc.	10,255	4,821,081

Security	Shares	Value

United States (continued)
Brown-Forman Corp., Class B	48,919	$3,326,492
Bunge Ltd.	503,981	49,742,925
Cadence Design Systems, Inc.(e)	150,918	22,847,476
California Resources Corp.(h)	260,112	11,733,652
Cano Health, Inc.(e)	34,615	123,922
Capri Holdings Ltd.(e)	366,019	16,719,748
CDW Corp.	27,439	4,741,734
Centene Corp.(e)	72,634	6,183,332
CF Industries Holdings, Inc.	846,435	89,942,183
Charles Schwab Corp.(i)	1,495,948	119,182,177
Charter Communications, Inc., Class A(e)	102,490	37,677,374
Chesapeake Energy Corp.	70,609	7,221,182
Chevron Corp.	12,201	2,207,161
Chipotle Mexican Grill, Inc.(e)	5,899	8,838,649
Chubb Ltd.	47,837	10,279,693
Cigna Corp.	37,244	12,032,047
Cintas Corp.	3,788	1,619,559
Cisco Systems, Inc.	111,835	5,080,664
CME Group, Inc.	59,988	10,395,920
Comcast Corp., Class A	1,343,379	42,638,849
ConocoPhillips(i)	1,549,473	195,373,051
Copart, Inc.(e)	20,288	2,333,526
Corteva, Inc.	103,514	6,763,605
Costco Wholesale Corp.	159,297	79,887,445
Crowdstrike Holdings, Inc., Class A(e)	203,003	32,724,084
Crown Castle, Inc.	23,647	3,151,199
Crown Holdings, Inc.	20,542	1,408,976
Crown PropTech Acquisitions(e)	487,104	4,851,556
Crown PropTech Acquisitions(d)	186,720	113,899
CSX Corp.	22,715	660,098
CVS Health Corp.	95,185	9,014,020
D.R. Horton, Inc.	428,292	32,927,089
Darling Ingredients, Inc.(e)	49,899	3,916,074
Datadog, Inc., Class A(e)	222,032	17,875,796
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $6,792,605)(g)(j)(k) .	26,559,000	17,315,937
DaVita, Inc.(e)	20,282	1,480,789
Deere & Co.	132,017	52,254,969
Dell Technologies, Inc., Class C	17,558	674,227
Delta Air Lines, Inc.(e)(h)	108,093	3,667,595
Devon Energy Corp.	106,044	8,202,503
Dexcom, Inc.(e)	385,013	46,501,870
Diversey Holdings Ltd.(e)	1,507,289	8,139,361
DocuSign, Inc.(e)	29,003	1,400,845
Dominion Energy, Inc.	56,290	3,938,611
Domino’s Pizza, Inc.	68,127	22,634,514
Dow, Inc.	41,639	1,946,207
Dynatrace, Inc.(e)	454,542	16,018,060
eBay, Inc.	69,864	2,783,382
Edison International	25,775	1,547,531
Edwards Lifesciences Corp.(e)	353,522	25,605,598
Element Solutions, Inc.	183,943	3,163,820
Elevance Health, Inc.	14,243	7,787,645
Eli Lilly & Co.	176,741	63,996,149
Energy Transfer LP	512,803	6,548,494
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725)(d)(g)	40,843	37,124,653
EQT Corp.	1,551,376	64,909,572
Essex Property Trust, Inc.	14,215	3,159,142
Eversource Energy	78,540	5,991,031
Excelerate Energy, Inc., Class A	116,264	3,211,212

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Expedia Group, Inc.(e)	41,616	$3,889,848
Extra Space Storage, Inc.	6,398	1,135,261
Exxon Mobil Corp.	512,263	56,763,863
F5, Inc.(e)	207,476	29,650,395
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $40,652,984)(d)(g)	599,248	43,493,420
First Republic Bank	13,941	1,674,314
FleetCor Technologies, Inc.(e)	4,143	771,095
Floor & Decor Holdings, Inc., Class A(e)(h)	86,890	6,375,119
FMC Corp.	32,941	3,916,685
Fortinet, Inc.(e)	466,292	26,653,251
Fortive Corp.	1,357,011	86,713,003
FQT Private(d)	2,439,185	2,756,279
Freeport-McMoRan, Inc.(i)	2,022,357	64,088,493
Gartner, Inc.(e)	9,423	2,844,992
General Dynamics Corp.	17,276	4,315,545
General Motors Co.	627,402	24,625,529
Genuine Parts Co.	8,882	1,579,753
Gilead Sciences, Inc.	83,919	6,584,285
Grand Rounds Inc., (Acquired 02/11/22, Cost: $31,181,561)(d)(g)	11,562,554	14,800,069
Halliburton Co.	258,505	9,414,752
Health Care Select Sector SPDR Fund(h)	201,333	26,726,956
Healthpeak Properties, Inc.	50,251	1,192,456
Hewlett Packard Enterprise Co.	79,407	1,133,138
Hilton Worldwide Holdings, Inc.	407,698	55,145,231
Home Depot, Inc.	195,315	57,838,631
Humana, Inc.	305,576	170,535,854
iHeartMedia, Inc., Class A(e)(h)	10,778	89,242
Informatica, Inc., Class A(e)(h)	511,721	9,906,919
Intercontinental Exchange, Inc.	49,857	4,764,833
International Flavors & Fragrances, Inc.	402,821	39,319,358
Intuit, Inc.	78,877	33,719,918
Intuitive Surgical, Inc.(e)	243,206	59,942,983
Invesco Municipal Opportunity Trust	208,538	1,833,049
Invesco Municipal Trust(h)	206,960	1,817,109
Invesco Quality Municipal Income Trust	205,405	1,817,834
Invesco Trust for Investment Grade Municipals	210,256	1,904,919
Invesco Value Municipal Income Trust	175,143	1,975,613
Johnson & Johnson	479,289	83,381,907
JPMorgan Chase & Co.	72,614	9,140,650
Juniper Networks, Inc.	29,956	916,654
Kinder Morgan, Inc.	118,058	2,139,211
Kroger Co.	42,246	1,997,813
Laboratory Corp. of America Holdings	4,598	1,020,112
Latch, Inc.	520,854	697,944
Liberty Media Acquisition Corp.(e)	1,314,974	13,189,189
Liberty Media Corp.-Liberty SiriusXM, Class A(e)(h)	778,034	33,019,763
Liberty Media Corp.-Liberty SiriusXM, Class C(e)	1,076,650	45,423,863
Lions Gate Entertainment Corp., Class A(e)	549,163	4,426,254
Live Nation Entertainment, Inc.(e)	31,476	2,505,804
LKQ Corp.	16,802	934,863
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652)(d)(g)	175,316	1,297,338
Lowe’s Cos., Inc.	80,165	15,628,167
LPL Financial Holdings, Inc.	134,894	34,485,651
Lumen Technologies, Inc.	104,432	768,620
LyondellBasell Industries NV, Class A	295,993	22,628,665
Marathon Oil Corp.	979,070	29,812,682
Marsh & McLennan Cos., Inc.	821,881	132,725,563
Masco Corp.	108,638	5,026,680

Security	Shares	Value

United States (continued)
Masimo Corp.(e)	58,362	$7,680,439
Mastercard, Inc., Class A	412,763	135,460,561
McDonald’s Corp.	247,653	67,525,067
McKesson Corp.	45,535	17,729,963
Merck & Co., Inc.	914,367	92,533,940
Meta Platforms, Inc., Class A(e)	30,064	2,800,762
Mettler-Toledo International, Inc.(e)	2,358	2,982,705
MGM Resorts International	69,239	2,462,831
Micron Technology, Inc.	854,961	46,253,390
Microsoft Corp.(i)	1,357,664	315,154,544
Mirion Technologies, Inc.	2,672,710	21,595,497
Mirion Technologies, Inc.(e)	240,410	1,942,513
Molina Healthcare, Inc.(e)	9,074	3,256,296
MongoDB, Inc.(e)	19,550	3,578,237
Morgan Stanley	698,810	57,421,218
Mosaic Co.	60,142	3,232,633
Mr. Cooper Group, Inc.(e)	106,908	4,221,797
NetApp, Inc.	37,244	2,579,892
NextEra Energy, Inc.	1,082,705	83,909,637
NIKE, Inc., Class B	99,305	9,203,587
Norfolk Southern Corp.	17,413	3,971,383
Northrop Grumman Corp.	202,050	110,927,470
Nuveen Municipal Value Fund, Inc.	324,048	2,705,801
NVIDIA Corp.(h)(i)	258,517	34,892,039
Offerpad Solutions, Inc.	743,794	724,827
ONEOK, Inc.	93,635	5,554,428
Opendoor Technologies, Inc.(e)	744,088	1,927,188
Otis Worldwide Corp.	195,739	13,827,003
Palo Alto Networks, Inc.(e)	142,316	24,420,002
Park Hotels & Resorts, Inc.	134,442	1,758,501
Paycom Software, Inc.(e)	8,038	2,781,148
Peloton Interactive, Inc., Class A(e)	551,538	4,632,919
PepsiCo, Inc.	92,699	16,832,284
Philip Morris International, Inc.	53,382	4,903,137
Phillips 66	17,398	1,814,437
Pioneer Natural Resources Co.	90,038	23,086,644
Planet Labs PBC	583,360	3,062,640
Playstudios, Inc.	831,348	3,749,379
PNC Financial Services Group, Inc.	18,523	2,997,577
Prologis, Inc.	27,222	3,014,837
Proof Acquisition Corp.(d)	108,512	122,619
Public Service Enterprise Group, Inc.	35,768	2,005,512
Quest Diagnostics, Inc.	24,198	3,476,043
Raymond James Financial, Inc.	361,511	42,708,910
ResMed, Inc.	88,665	19,833,474
Rocket Lab USA, Inc.(e)(h)	447,252	2,276,513
Rotor Acquisition Corp.(d)	87,039	162,763
S&P Global, Inc.	52,114	16,741,623
Salesforce, Inc.(e)	399,519	64,957,794
Sarcos Technology & Robotics Corp.(e)	164,137	331,557
Sarcos Technology and Robotics Corp.	3,560,566	7,192,343
SBA Communications Corp.	20,350	5,492,465
Schlumberger NV	237,400	12,351,922
Seagen, Inc.(e)	235,198	29,907,778
Sempra Energy	798,792	120,569,664
ServiceNow, Inc.(e)	116,417	48,981,289
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $1,060,929)(d)(g)	70,636	632,192
Snowflake, Inc., Class A(e)	19,044	3,052,753
Sonder Holdings, Inc., Class A	830,701	1,819,235
Southwest Airlines Co.(e)	59,405	2,159,372

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Splunk, Inc.(e)(h)		43,581	$3,622,017
Starbucks Corp.		498,889	43,198,799
Sun Country Airlines Holdings, Inc.		963,151	15,680,098
Symbotic Corp., Class A		257,895	3,182,424
Synchrony Financial		77,100	2,741,676
Synopsys, Inc.(e)		3,846	1,125,147
Taboola.com Ltd.		671,898	1,182,540
Tapestry, Inc.		101,088	3,202,468
Tesla, Inc.(e)		207,101	47,123,762
Thermo Fisher Scientific, Inc.		139,062	71,473,696
TJX Cos., Inc.		802,514	57,861,259
Toast, Inc., Class A(e)(h)		31,813	702,749
Toll Brothers, Inc.		49,482	2,131,685
TPB Acquisition Corp. I, Class A(e)		287,026	2,832,947
Tractor Supply Co.		152,501	33,515,145
TransDigm Group, Inc.		13,759	7,921,882
Travelers Cos., Inc.		23,743	4,379,634
U.S. Bancorp.		121,902	5,174,740
Ulta Beauty, Inc.(e)		5,674	2,379,505
Union Pacific Corp.		7,535	1,485,450
United Airlines Holdings, Inc.(e)		55,832	2,405,243
United Parcel Service, Inc., Class B		443,308	74,373,783
United Rentals, Inc.(e)		30,971	9,777,854
UnitedHealth Group, Inc.		273,196	151,664,759
Univar Solutions, Inc.(e)		72,162	1,838,688
Valero Energy Corp.		850,059	106,724,907
VeriSign, Inc.(e)		102,312	20,509,464
Verisk Analytics, Inc.		86,596	15,832,347
Verizon Communications, Inc.		60,662	2,266,939
Vertex Pharmaceuticals, Inc.(e)		5,540	1,728,480
Vertiv Holdings		3,006,876	43,028,396
VF Corp.		86,712	2,449,614
Visa, Inc., A Shares		38,503	7,976,281
VMware, Inc., Class A		—	1
Vulcan Materials Co.		406,269	66,506,235
Walgreens Boots Alliance, Inc.		77,348	2,823,202
Walmart, Inc.		317,246	45,153,623
Walt Disney Co.(e)		638,898	68,068,193
Waste Connections, Inc.		20,991	2,768,923
Wells Fargo & Co.		1,160,440	53,368,636
Willis Towers Watson PLC		16,954	3,699,532
Workday, Inc., Class A(e)(h)		30,418	4,739,733
XPO Logistics, Inc.(e)		450,738	23,321,184
Zebra Technologies Corp., Class A(e)		4,034	1,142,509
Zoetis, Inc.		53,573	8,077,737
Zscaler, Inc.(e)		110,803	17,074,742

			6,720,825,757

Total Common Stocks — 52.3% (Cost: $7,785,588,018)			9,675,954,708

		Par (000)

Corporate Bonds

Australia — 1.0%
National Australia Bank Ltd., 3.38%, 01/14/26	USD	155	146,315
Oceana Australian Fixed Income Trust(d) 10.00%, 08/31/23	AUD	7,008	4,477,288

Security		Par (000)	Value

Australia (continued)
Oceana Australian Fixed Income Trust(d) (continued)
10.25%, 08/31/25	AUD	13,002	$8,493,460
Quintis Australia Pty. Ltd.(b)(d)(f)(l)
(12.00% PIK), 0.00%, 10/01/28	USD	82,685	69,628,641
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		92,389	92,389,186

			175,134,890

Belgium(c) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	1,100	1,222,515
KBC Group NV, (1 year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		1,100	1,057,337

			2,279,852

Bermuda(c) — 0.0%
Li & Fung Ltd., 4.38%, 10/04/24	USD	1,000	930,000
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38		1,360	1,007,505

			1,937,505

British Virgin Islands — 0.0%
Easy Tactic Ltd., 7.50%, 07/11/28(l)		1,566	125,271
HKT Capital No. 6 Ltd., 3.00%, 01/18/32(c)		900	698,436
New Metro Global Ltd., 4.50%, 05/02/26(c)		543	61,698

			885,405

Canada — 0.3%
Bank of Montreal
(1 day SOFR + 0.60%), 0.95%, 01/22/27(a)		4,574	3,928,692
Series H, 4.25%, 09/14/24		5,579	5,459,291
Canadian Pacific Railway Co.
4.00%, 06/01/28		6,030	5,608,132
3.10%, 12/02/51		2,174	1,382,914
First Quantum Minerals Ltd.(b)
6.50%, 03/01/24		625	609,687
7.50%, 04/01/25		860	828,180
6.88%, 03/01/26		2,310	2,161,964
6.88%, 10/15/27		4,329	4,008,925
Rogers Communications, Inc., 2.95%, 03/15/25(b)		7,511	7,081,590
Royal Bank of Canada
0.65%, 07/29/24		175	161,451
0.75%, 10/07/24		451	412,777
1.20%, 04/27/26		85	73,332
3.63%, 05/04/27		4,175	3,851,391
4.24%, 08/03/27		6,076	5,712,180
Thomson Reuters Corp., 3.35%, 05/15/26		97	90,182
Toronto-Dominion Bank
2.35%, 03/08/24		7,002	6,731,283
4.29%, 09/13/24		4,642	4,548,240
2.80%, 03/10/27		179	159,617
2.88%, 04/05/27(c)	GBP	1,100	1,116,871

			53,926,699

Cayman Islands — 0.1%
Agile Group Holdings Ltd., 5.50%, 04/21/25(c)	USD	905	178,342
Central China Real Estate Ltd., 7.90%, 11/07/23(c)		210	27,300
China Aoyuan Group Ltd., 6.20%, 03/24/26(c)(e)(m)		3,132	93,960
China Evergrande Group, 10.00%, 04/11/23(c)(e)(m)		1,139	39,011
China SCE Group Holdings Ltd.(c)
7.38%, 04/09/24		339	45,405
7.00%, 05/02/25		314	23,550
CIFI Holdings Group Co. Ltd.(c)(e)(m) 6.00%, 07/16/25		569	38,407

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
CIFI Holdings Group Co. Ltd.(c)(e)(m) (continued) 4.45%, 08/17/26	USD	200	$13,500
Fantasia Holdings Group Co. Ltd.(c)(e)(m)
7.95%, 07/05/22(a)		510	29,973
10.88%, 01/09/23		3,132	172,260
9.25%, 07/28/23		902	49,610
9.88%, 10/19/23		481	26,455
Jingrui Holdings Ltd., 12.00%, 07/25/22(c)(e)(m)		1,269	80,789
Melco Resorts Finance Ltd., 5.38%, 12/04/29(c)		1,234	672,530
MGM China Holdings Ltd., 5.38%, 05/15/24(c)		400	327,000
Modern Land China Co. Ltd.(c)(e)(m)
11.50%, 11/13/22		569	73,970
9.80%, 04/11/23		2,170	325,500
11.95%, 03/04/24		569	85,350
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24(c)		389	35,083
Redsun Properties Group Ltd., 10.50%, 10/03/22(c)(e)(m)		769	34,605
Ronshine China Holdings Ltd.(c)(e)(m)
6.75%, 08/05/24		200	8,000
7.10%, 01/25/25		2,778	111,120
Sands China Ltd., 4.88%, 06/18/30		800	560,000
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		4,823	4,750,655
Shimao Group Holdings Ltd., 3.45%, 01/11/31(c)(e)(m)		800	32,000
Shui On Development Holding Ltd., 5.50%, 03/03/25(c)		823	345,660
Sinic Holdings Group Co. Ltd.(c)(e)(m)
8.50%, 01/24/22		490	4,900
10.50%, 06/18/22		1,188	11,880
Sunac China Holdings Ltd., 6.50%, 01/10/25(c)(e)(m)		594	32,670
Times China Holdings Ltd.(c)
6.75%, 07/08/25		493	32,045
5.75%, 01/14/27		324	16,200
Yuzhou Group Holdings Co. Ltd.(c)(e)(m)
8.50%, 02/04/23		539	16,170
8.50%, 02/26/24		1,970	59,100
8.38%, 10/30/24		480	14,400
8.30%, 05/27/25		1,423	42,690
Zhenro Properties Group Ltd., 6.63%, 01/07/26(c)(e)(m)		363	7,260

			8,417,350

China — 0.0%
China Aoyuan Group Ltd.(c)(e)(m)
7.95%, 02/19/23		2,573	86,517
6.35%, 02/08/24		801	24,030
China Evergrande Group, 11.50%, 01/22/23(c)(e)(m)		2,277	81,545
China Milk Products Group Ltd., 0.00%, 01/15/49(d)(e)(m)(n)		39,500	40
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(c)(e)(m)		569	38,408
Fantasia Holdings Group Co. Ltd., 11.75%, 10/17/22(c)(e)(m)		2,110	116,050
Fortune Star BVI Ltd.(c)
6.85%, 07/02/24		732	331,230
5.00%, 05/18/26		579	199,755

Security		Par (000)	Value

China (continued)
KWG Group Holdings Ltd., 7.40%, 03/05/24(c)	USD	1,063	$164,765
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(c)		877	333,260
ZhongAn Online P&C Insurance Co. Ltd., 3.50%, 03/08/26(c)		932	705,873

			2,081,473

France — 0.1%
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	1,100	1,167,045
1.88%, 12/14/27		1,100	1,027,899
Sabena Technics Sas(Acquired 10/28/22, Cost: $8,135,159), , 09/30/29(a)(g)(o)	EUR	8,303	8,067,402
Societe Generale SA, 1.88%, 10/03/24(c)	GBP	1,100	1,173,189
TotalEnergies Capital International SA, 1.66%, 07/22/26(c)		1,100	1,119,116

			12,554,651

Germany — 0.3%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(b)	EUR	18,415	13,967,439
APCOA Parking Holdings GmbH, (3 mo. EURIBOR + 5.00%), 6.38%, 01/15/27(a)(b)		9,529	8,581,741
Deutsche Bank AG(c) 2.63%, 12/16/24	GBP	1,100	1,155,021
(1 day SONIA + 1.94%), 4.00%, 06/24/26(a)		1,100	1,162,895
Douglas GmbH, 6.00%, 04/08/26(b)	EUR	8,152	6,148,082
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(b)(l)		9,456	5,045,991
KME SE, 6.75%, 02/01/23(c)		3,865	3,724,481
Project Montelena, 10.25%, 06/20/30(k)		9,500	9,106,721

			48,892,371

Hong Kong — 0.0%
AIA Group Ltd., (5 year CMT + 1.76%), 2.70%(a)(c)(p)	USD	1,000	790,000
Bank of East Asia Ltd.(a)(c)(p)
(5 year CMT + 4.26%), 5.88%		733	586,995
(5 year CMT + 5.53%), 5.83%		349	254,770
Nanyang Commercial Bank Ltd., (5 year CMT + 2.18%), 3.80%, 11/20/29(a)(c)		1,000	930,500
NWD MTN Ltd., 4.13%, 07/18/29(c)		468	351,088
Wanda Group Overseas Ltd., 8.88%, 03/21/23(c)		360	277,200
Yango Justice International Ltd.(e)(m)
10.25%, 09/15/22		503	7,545
9.25%, 04/15/23(c)		1,154	17,310
7.88%, 09/04/24(c)		1,223	18,345
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(c)		464	194,880

			3,428,633

India — 0.0%
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/24(c)		397	378,837
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(c)(p)		549	437,827
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(c)		660	525,236
Power Finance Corp. Ltd., 4.50%, 06/18/29(c)		500	429,469
REC Ltd., 2.75%, 01/13/27(c)		500	425,865
REI Agro Ltd.(e)(m) 5.50%, 11/13/21		44,430	368,535

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
REI Agro Ltd.(e)(m) (continued) 5.50%, 11/13/21(c)(d)	USD	8,271	$1
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		521	465,090
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(c)		703	650,704
Summit Digitel Infrastructure Ltd., 2.88%, 08/12/31(c)		605	416,555

			4,098,119

Indonesia(c) — 0.0%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		722	588,510
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		392	347,126
Theta Capital Pte. Ltd., 8.13%, 01/22/25		998	671,654

			1,607,290

Ireland — 0.1%
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23		8,049	7,868,080
3.20%, 09/23/26		15,525	14,266,699

			22,134,779

Isle of Man — 0.0%
Gohl Capital Ltd., 4.25%, 01/24/27(c)		1,362	1,007,880

Italy(b) — 0.3%
Castor SpA
6.00%, 02/15/29	EUR	2,764	2,330,262
(3 mo. EURIBOR + 5.25%), 6.25%, 02/15/29(a)		8,819	8,083,509
Fiber Bidco Spa
7.54%, 10/25/27(a)		3,228	3,019,159
11.00%, 10/25/27		4,906	4,912,936
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 6.69%, 04/30/27(a)		21,390	18,496,329
Marcolin SpA, 6.13%, 11/15/26		10,346	8,891,247
Shiba Bidco SpA, 4.50%, 10/31/28		9,744	7,370,616

			53,104,058

Japan — 0.1%
Nissan Motor Co. Ltd., 3.52%, 09/17/25(b)	USD	1,964	1,742,138
NTT Finance Corp., 4.14%, 07/26/24(b)		3,686	3,616,929
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23		418	413,703
5.00%, 11/26/28		2,714	2,619,250
3.18%, 07/09/50		3,340	2,152,631

			10,544,651

Jersey — 0.0%
Aptiv PLC, 3.10%, 12/01/51		5,923	3,303,173

Luxembourg(b) — 0.2%
Garfunkelux Holdco 3 SA
6.75%, 11/01/25	EUR	4,190	2,950,710
7.75%, 11/01/25	GBP	8,358	6,820,842
Herens Midco SARL, 5.25%, 05/15/29	EUR	12,016	7,671,126
Picard Bondco SA, 5.38%, 07/01/27		8,380	6,353,840
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26		8,042	7,351,442

			31,147,960

Macau(c) — 0.0%
Champion Path Holdings Ltd. 4.50%, 01/27/26	USD	371	241,150

Security		Par (000)	Value

Macau (continued)
Champion Path Holdings Ltd. (continued) 4.85%, 01/27/28	USD	291	$176,837
MGM China Holdings Ltd., 5.88%, 05/15/26		796	604,658
Studio City Finance Ltd., 5.00%, 01/15/29		1,334	552,943

			1,575,588

Malaysia(c) — 0.0%
CIMB Bank BHD, 2.13%, 07/20/27		700	600,162
Dua Capital Ltd., 2.78%, 05/11/31		1,000	749,630
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28.		1,000	944,875

			2,294,667

Mauritius(c) — 0.0%
CA Magnum Holdings, 5.38%, 10/31/26		475	397,813
India Green Power Holdings, 4.00%, 02/22/27		600	450,000
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(a)(p)		530	317,768

			1,165,581

MultiNational — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/27(b)		1,620	1,554,503
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		7,305	6,866,700
NXP BV/NXP Funding LLC
4.88%, 03/01/24		5,666	5,593,759
5.35%, 03/01/26		1,157	1,128,798
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		1,380	798,504

			15,942,264

Netherlands — 0.1%
Cooperatieve Rabobank UA, (1 year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)	GBP	1,100	1,044,089
Greenko Dutch BV, 3.85%, 03/29/26(c)	USD	477	372,450
ING Groep NV
4.63%, 01/06/26(b)		372	353,946
3.00%, 02/18/26(c)	GBP	1,100	1,152,223
(1 day SOFR + 1.64%), 3.87%, 03/28/26(a)	USD	1,085	1,018,963
(1 year CMT + 1.10%), 1.40%, 07/01/26(a)(b)		163	142,802
LYB International Finance II BV, 3.50%, 03/02/27		11,414	10,334,500
LyondellBasell Industries NV, 5.75%, 04/15/24		748	750,049
Minejesa Capital BV, 4.63%, 08/10/30(c)		1,000	758,500
Mondelez International Holdings Netherlands BV(b)
4.25%, 09/15/25		2,961	2,878,272
1.25%, 09/24/26		124	106,014
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,265	2,083,120
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		313	275,440
Volkswagen Financial Services NV(c)
1.88%, 12/03/24	GBP	600	637,299
4.25%, 10/09/25		500	547,562

			22,455,229

Philippines — 0.0%
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(a)(c)(p)	USD	1,015	852,473

Republic of Korea(c) — 0.0%
Hanwha Life Insurance Co. Ltd., (5 year CMT + 1.85%), 3.38%, 02/04/32(a)		600	494,175
LG Chem Ltd., 2.38%, 07/07/31		1,100	829,719

			1,323,894

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Singapore(c) — 0.0%
BOC Aviation Ltd., 3.50%, 09/18/27	USD	1,000	$893,437
DBS Group Holdings Ltd., (5 year CMT + 1.92%), 3.30%(a)(p)		1,000	872,500
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		1,681	1,294,219
LMIRT Capital Pte Ltd., 7.50%, 02/09/26		1,139	592,280
TML Holdings Pte. Ltd., 4.35%, 06/09/26		239	191,544

			3,843,980

South Korea(c) — 0.0%
Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70%(a)(p)		2,000	1,949,125
Kookmin Bank, (5 year CMT + 2.64%), 4.35%(a)(p)		400	362,575
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(p)		500	368,750
SK Hynix, Inc., 2.38%, 01/19/31		1,000	703,937

			3,384,387

Spain(c) — 0.0%
Banco Santander SA, (1 year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	4,000	4,198,405
Telefonica Emisiones SA
5.29%, 12/09/22		550	630,797
5.38%, 02/02/26		2,200	2,472,565

			7,301,767

Sweden — 0.1%
Swedbank AB, (1 year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)		1,100	1,049,511
Verisure Holding AB
3.88%, 07/15/26(c)	EUR	2,087	1,840,200
9.25%, 10/15/27(b)		4,248	4,327,201
Verisure Midholding AB, 5.25%, 02/15/29(c)		1,484	1,123,812

			8,340,724

Switzerland(a)(b) — 0.1%
UBS Group AG
(1 year CMT + 0.83%), 1.01%, 07/30/24	USD	20,968	20,179,350
(1 year CMT + 1.55%), 4.49%, 05/12/26		3,026	2,873,095
(1 year CMT + 2.05%), 4.70%, 08/05/27		2,509	2,331,728

			25,384,173

Thailand(c) — 0.0%
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34		832	617,916
(5 year CMT + 4.73%), 5.00%(p)		412	362,869
GC Treasury Center Co. Ltd., 2.98%, 03/18/31		820	605,673
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)		369	302,469
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40%(a)(p)		396	315,389
Muang Thai Life Assurance PCL, (10 year CMT + 2.40%), 3.55%, 01/27/37(a)		1,000	790,188

			2,994,504

Turkey — 0.1%
Bio City Development Co. B.V, 8.00%, 07/06/24(b)(d)(e)(f)(m)		140,850	13,211,730

United Kingdom — 0.7%
AstraZeneca PLC, 2.13%, 08/06/50		4,201	2,320,465
Barclays PLC(c)
3.00%, 05/08/26	GBP	1,100	1,125,044
3.25%, 02/12/27		1,100	1,106,113

Security		Par (000)	Value

United Kingdom (continued)
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(b)	GBP	12,036	$11,022,123
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	16,262	11,088,933
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	2,009	2,285,148
Boparan Finance PLC, 7.63%, 11/30/25(c)		11,406	8,894,669
Constellation Automotive Financing PLC, 4.88%, 07/15/27(b)		3,529	2,590,115
Deuce Finco PLC, 5.50%, 06/15/27(b)		25,590	22,419,745
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24	USD	6,813	6,614,145
GSK Consumer Healthcare Co., 3.13%, 03/24/25(k)		7,283	6,858,875
HSBC Holdings PLC(a)
(1 day SOFR + 0.53%), 0.73%, 08/17/24		6,308	5,981,372
(1 day SOFR + 0.71%), 0.98%, 05/24/25		1,870	1,698,219
(1 day SONIA + 1.31%), 1.75%, 07/24/27	GBP	1,300	1,256,569
Informa PLC, 3.13%, 07/05/26(c)		1,100	1,119,803
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(b)		7,442	7,776,620
Kane Bidco Ltd.(b)
5.00%, 02/15/27	EUR	6,662	5,228,711
6.50%, 02/15/27	GBP	8,008	7,342,265
Lloyds Bank PLC, 3.50%, 05/14/25	USD	402	380,409
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)	GBP	2,200	2,369,119
Market Bidco Finco PLC, 5.50%, 11/04/27(b)		15,517	13,458,274
NatWest Group PLC(a)(c)
(1 year GBP Swap + 1.49%), 2.88%, 09/19/26		1,100	1,148,249
(5 year GBP Swap + 2.01%), 3.13%, 03/28/27		1,100	1,131,116
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		1,100	1,158,517
Sky Ltd., 3.75%, 09/16/24(b)	USD	1,082	1,051,577
Vedanta Resources Finance II PLC, 8.00%, 04/23/23(c)		524	486,927
Vodafone Group PLC, 4.13%, 05/30/25		1,850	1,800,608

			129,713,730

United States — 6.9%
AbbVie, Inc.
2.60%, 11/21/24		7,769	7,382,259
3.80%, 03/15/25		6,092	5,876,522
3.60%, 05/14/25		14,400	13,817,953
3.20%, 05/14/26		202	188,194
2.95%, 11/21/26		8,342	7,618,162
Aetna, Inc., 3.50%, 11/15/24		634	612,335
Affinity Gaming, 6.88%, 12/15/27(b)		1,580	1,318,908
AIG Global Funding, 0.65%, 06/17/24(b)		3,058	2,840,956
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 03/15/29(b)		11,309	9,358,197
Allegiant Travel Co.(b)
8.50%, 02/05/24		19,212	19,067,910
7.25%, 08/15/27		2,340	2,199,702
Alphabet, Inc.
2.05%, 08/15/50		3,250	1,858,394
2.25%, 08/15/60		1,402	765,481
Amazon.com, Inc.
2.50%, 06/03/50		2,712	1,610,688
2.70%, 06/03/60		1,380	782,806
American Express Co.
2.50%, 07/30/24		4,004	3,806,088
2.25%, 03/04/25		171	158,774
3.95%, 08/01/25		4,127	3,964,333

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
American International Group, Inc., 3.90%, 04/01/26	USD	1,537	$1,464,374
American Tower Corp.
3.38%, 05/15/24		8,040	7,791,006
4.40%, 02/15/26		3,139	2,991,814
3.10%, 06/15/50		1,380	812,453
Amgen, Inc.
1.90%, 02/21/25		167	155,664
3.13%, 05/01/25		967	924,317
5.50%, 12/07/26(c)	GBP	1,100	1,273,476
3.00%, 01/15/52	USD	8,933	5,502,782
2.77%, 09/01/53		1,380	788,985
Amkor Technology, Inc., 6.63%, 09/15/27(b)		825	814,415
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 02/01/26		7,178	6,874,861
Aon Corp./Aon Global Holdings PLC, 2.90%, 08/23/51		4,175	2,429,536
Apple, Inc., 2.40%, 08/20/50		6,081	3,609,221
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		716	587,052
AT&T, Inc.
1.70%, 03/25/26		5,890	5,194,406
2.90%, 12/04/26	GBP	2,200	2,283,026
5.50%, 03/15/27(c)		1,100	1,252,551
Bank of America Corp.
3.50%, 04/19/26	USD	199	185,807
(1 day SOFR + 0.65%), 1.53%, 12/06/25(a)		385	350,640
(1 day SOFR + 0.67%), 1.84%, 02/04/25(a)		3,979	3,770,037
(1 day SOFR + 1.11%), 3.84%, 04/25/25(a)		10,415	10,077,700
(1 day SOFR + 1.33%), 3.38%, 04/02/26(a)		6,264	5,884,645
(1 day SOFR + 1.56%), 2.97%, 07/21/52(a)		1,380	819,926
(1 day SOFR + 1.75%), 4.83%, 07/22/26(a)		5,145	5,010,420
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(a)		1,479	1,393,996
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(a)		621	579,452
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(a)		257	247,824
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)		182	164,646
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(a)		427	389,816
Series L, 4.18%, 11/25/27		4,647	4,256,626
Series N, (1 day SOFR + 0.91%), 1.66%, 03/11/27(a)		187	161,637
Bank of New York Mellon Corp.
2.10%, 10/24/24		3,857	3,643,688
3.85%, 04/26/29		8,215	7,383,269
(1 day SOFR + 1.35%), 4.41%, 07/24/26(a)		7,435	7,221,389
Becton Dickinson and Co.
3.36%, 06/06/24		4,151	4,029,128
3.70%, 06/06/27		12,332	11,431,422
Berry Global, Inc., 4.88%, 07/15/26(b)		396	372,042
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/27(b)		1,803	1,611,459
Boston Properties LP, 2.75%, 10/01/26		4,358	3,860,047
Bristol-Myers Squibb Co.
3.63%, 05/15/24		5,808	5,699,038
3.20%, 06/15/26		5,740	5,415,251
2.55%, 11/13/50		6,592	3,950,932
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		7,230	6,644,165
Broadcom, Inc., 3.15%, 11/15/25		5,291	4,932,552
California Resources Corp., 7.13%, 02/01/26(b)		875	858,209
Capital One Financial Corp., 3.90%, 01/29/24		1,784	1,748,552

Security		Par (000)	Value

United States (continued)
Cargill, Inc., 3.50%, 04/22/25(b)	USD	3,374	$3,252,461
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b) .		1,580	1,109,950
Caterpillar Financial Services Corp., 0.60%, 09/13/24		3,955	3,652,172
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		3,040	2,743,630
Charles Schwab Corp.
4.20%, 03/24/25		164	161,535
3.45%, 02/13/26		321	305,233
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.70%, 04/01/51		1,588	951,935
Cheever Escrow Issuer LLC, 7.13%, 10/01/27(b)		2,600	2,386,800
Churchill Downs, Inc., 5.50%, 04/01/27(b)		70	66,905
Cigna Corp., 3.00%, 07/15/23		5,655	5,575,587
Cisco Systems, Inc., 2.50%, 09/20/26		91	84,006
Citigroup, Inc.
3.40%, 05/01/26		68	62,990
1.75%, 10/23/26	GBP	1,677	1,658,526
(1 day SOFR + 0.67%), 0.98%, 05/01/25(a)	USD	786	725,601
(1 day SOFR + 1.37%), 4.14%, 05/24/25(a)		2,000	1,944,347
(1 day SOFR + 1.53%), 3.29%, 03/17/26(a)		8,186	7,667,389
(1 day SOFR + 1.55%), 5.61%, 09/29/26(a)		4,157	4,101,923
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(a)		1,030	989,030
Comcast Corp.
3.95%, 10/15/25		540	522,139
3.55%, 05/01/28		11,311	10,336,591
2.45%, 08/15/52		1,380	753,880
2.94%, 11/01/56		4,821	2,787,877
2.65%, 08/15/62		964	503,307
Conagra Brands, Inc., 4.30%, 05/01/24		313	308,073
Covanta Holding Corp., 4.88%, 12/01/29(b)		1,832	1,559,856
Cox Communications, Inc., 3.85%, 02/01/25(b)		5,025	4,829,164
Crown Castle, Inc., 3.70%, 06/15/26		5,302	4,921,700
CSX Corp., 2.50%, 05/15/51		1,380	786,355
CVS Health Corp.
3.88%, 07/20/25		2,836	2,736,295
2.88%, 06/01/26		6,439	5,922,598
1.30%, 08/21/27		5,712	4,730,890
4.30%, 03/25/28		4,968	4,661,598
Danaher Corp., 2.80%, 12/10/51		3,702	2,303,618
Deere & Co., 2.75%, 04/15/25		898	854,444
Dell International LLC/EMC Corp.
5.45%, 06/15/23		3,648	3,642,066
6.02%, 06/15/26		4,932	4,922,937
3.45%, 12/15/51(b)		1,380	780,858
Discovery Communications LLC, 3.80%, 03/13/24		3,014	2,927,813
DocuSign, Inc., 0.00%, 01/15/24(n)(q)		1,335	1,252,898
Dollar General Corp.
4.25%, 09/20/24		2,067	2,030,368
3.88%, 04/15/27		5,019	4,712,706
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)		8,929	8,447,638
eBay, Inc., 1.90%, 03/11/25		1,958	1,810,926
Elevance Health, Inc.
2.38%, 01/15/25		120	112,767
3.65%, 12/01/27		7,143	6,592,257
3.13%, 05/15/50		5,120	3,269,246
Eli Lilly & Co., 2.25%, 05/15/50		1,380	823,343
Energy Transfer LP, 4.20%, 09/15/23		1,982	1,956,430
Equinix, Inc.
1.25%, 07/15/25		7,074	6,300,388

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Equinix, Inc. (continued)
1.45%, 05/15/26	USD	4,600	$3,953,811
3.00%, 07/15/50		690	399,791
Fidelity National Information Services, Inc., 1.15%, 03/01/26		133	114,542
Fifth Third Bancorp, (1 day SOFR + 1.36%), 4.06%, 04/25/28(a)		3,624	3,316,203
Fiserv, Inc., 3.20%, 07/01/26		1,406	1,290,003
Flyr Convertible Notes, 8.00%, 07/20/23(d)		12,933	13,682,907
Flyr Secured Notes, 10.00%, 01/20/27(d)		6,580	6,127,954
Ford Motor Co., 6.10%, 08/19/32		8,294	7,591,540
Freed Corp., 10.00%, 12/02/23(d)		17,175	16,488,000
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		5,170	4,548,308
8.25%, 04/15/25		4,952	4,233,852
FreeWire Technologies, Inc., 13.00%, 03/31/25(a)(d).		8,499	7,585,287
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		5,850	5,380,983
5.00%, 05/01/28		5,269	4,610,375
6.75%, 05/01/29		8,484	6,988,695
8.75%, 05/15/30		6,673	6,814,801
Frontier Florida LLC, Series E, 6.86%, 02/01/28		7,265	6,762,534
Frontier North, Inc., Series G, 6.73%, 02/15/28		5,875	5,375,955
Full House Resorts, Inc., 8.25%, 02/15/28(b)		349	303,630
GATX Corp., 3.50%, 03/15/28		124	108,935
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,208,968
General Motors Co., 4.88%, 10/02/23		16,546	16,386,114
General Motors Financial Co., Inc., 2.90%, 02/26/25		6,359	5,928,445
Georgia-Pacific LLC, 3.60%, 03/01/25(b)		148	142,516
Gilead Sciences, Inc.
0.75%, 09/29/23		4,724	4,546,620
3.70%, 04/01/24		4,737	4,649,611
3.65%, 03/01/26		2,087	1,976,009
2.60%, 10/01/40		3,560	2,355,888
2.80%, 10/01/50		5,473	3,328,198
GlaxoSmithKline Capital, Inc., 3.63%, 05/15/25		4,149	4,020,794
Global Payments, Inc.
2.65%, 02/15/25		647	600,326
4.95%, 08/15/27		923	877,010
Goldman Sachs Group, Inc.
4.00%, 03/03/24		4,634	4,549,171
3.00%, 03/15/24		9,434	9,120,520
3.50%, 04/01/25		5,792	5,487,756
7.25%, 04/10/28	GBP	1,100	1,330,192
(1 day SOFR + 0.61%), 0.86%, 02/12/26(a)	USD	234	207,444
Series VAR, (1 day SOFR + 0.79%), 1.09%, 12/09/26(a)		6,909	5,926,450
GoTo Group, Inc., 5.50%, 09/01/27(b)		4,945	2,866,814
Green Plains SPE LLC, 11.75%, 02/09/26(b)(d)		91,561	85,728,564
Greenland Global Investment Ltd., 6.75%, 09/26/23(c)		349	31,410
GSK Consumer Healthcare Co.(k)
3.02%, 03/24/24		1,577	1,521,498
3.38%, 03/24/27		10,498	9,494,460
HCA, Inc.
5.00%, 03/15/24		416	412,395
5.38%, 02/01/25		5,572	5,501,653
5.25%, 04/15/25		6,007	5,903,606
5.88%, 02/15/26		5,798	5,742,015
3.50%, 07/15/51		1,380	859,628

Security		Par (000)	Value

United States (continued)
Home Depot, Inc.
2.38%, 03/15/51	USD	10,310	$5,837,031
2.75%, 09/15/51		5,199	3,162,424
Homes By West Bay LLC, 9.50%, 04/30/27(d)		19,399	17,581,314
Humana, Inc.
0.65%, 08/03/23		14,802	14,298,608
1.35%, 02/03/27		106	88,814
Huntington Bancshares, Inc., (1 day SOFR + 1.97%), 4.44%, 08/04/28(a)		7,729	7,195,061
Intel Corp.
3.40%, 03/25/25		1,602	1,548,351
3.10%, 02/15/60		262	148,326
Intercontinental Exchange, Inc.
4.00%, 09/15/27		4,097	3,883,776
3.00%, 09/15/60		1,380	797,679
International Business Machines Corp.
3.30%, 05/15/26		6,271	5,868,814
4.15%, 07/27/27		5,981	5,713,267
2.95%, 05/15/50		1,380	832,139
Johnson & Johnson, 2.25%, 09/01/50		1,380	815,663
JPMorgan Chase & Co.(a)
(1 day SOFR + 0.61%), 1.56%, 12/10/25		952	868,187
(1 day SOFR + 1.32%), 4.08%, 04/26/26		6,548	6,277,533
(1 day SOFR + 1.56%), 4.32%, 04/26/28		6,890	6,409,026
(1 day SOFR + 1.85%), 2.08%, 04/22/26		8,526	7,761,464
(1 day SOFR + 1.99%), 4.85%, 07/25/28		5,940	5,646,979
(1 day SONIA + 0.68%), 0.99%, 04/28/26(c)	GBP	2,800	2,877,893
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28	USD	1,474	1,325,638
(3 mo. SOFR + 0.58%), 0.97%, 06/23/25		9,121	8,386,213
Keurig Dr. Pepper, Inc., 0.75%, 03/15/24		2,917	2,748,044
Kinder Morgan Energy Partners LP, 3.50%, 09/01/23		2,773	2,734,244
Kinetik Holdings LP, 5.88%, 06/15/30(b)		1,996	1,872,594
Kraft Heinz Foods Co.
3.00%, 06/01/26		8,399	7,751,581
4.13%, 07/01/27(c)	GBP	670	710,425
L3Harris Technologies, Inc., 3.85%, 12/15/26	USD	12,346	11,535,330
Lam Research Corp., 3.75%, 03/15/26		723	693,187
Level 3 Financing, Inc., 4.25%, 07/01/28(b)		1,045	862,125
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(q)		3,362	2,118,076
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		2,325	1,764,652
Lowe’s Cos., Inc.
4.00%, 04/15/25		125	121,914
4.40%, 09/08/25		2,238	2,193,767
3.35%, 04/01/27		3,320	3,070,699
1.70%, 09/15/28		4,601	3,762,373
3.00%, 10/15/50		4,416	2,646,059
4.25%, 04/01/52		7,108	5,277,802
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24		4,640	4,556,959
3.75%, 03/14/26		3,542	3,371,802
McDonald’s Corp., 3.30%, 07/01/25		226	216,908
MCM Trust, 1.00%, 01/01/59(a)(d)		12,051	11,681,615
Medline Borrower LP, 3.88%, 04/01/29(b)		2,198	1,795,766
Mercedes-Benz Finance North America LLC(b)
0.75%, 03/01/24		3,887	3,660,932
2.13%, 03/10/25		4,206	3,888,961
Merck & Co., Inc.
2.75%, 02/10/25		1,625	1,552,504
2.45%, 06/24/50		6,012	3,614,395

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Meta Platforms, Inc., 3.50%, 08/15/27(b)	USD	3,108	$2,853,032
MetLife, Inc.
3.60%, 11/13/25		3,770	3,603,075
Series D, 4.37%, 09/15/23		4,149	4,122,940
Metropolitan Life Global Funding I(b)
1.88%, 01/11/27		81	70,271
3.00%, 09/19/27		3,220	2,872,242
MGM Resorts International, 5.50%, 04/15/27		599	551,709
Microsoft Corp.
2.70%, 02/12/25		7,612	7,309,269
2.53%, 06/01/50		13,283	8,332,796
2.68%, 06/01/60		1,380	835,958
Moody’s Corp.
2.55%, 08/18/60		337	172,620
3.10%, 11/29/61		1,043	601,926
Morgan Stanley
3.13%, 07/27/26		7,432	6,782,321
(1 day SOFR + 0.53%), 0.79%, 05/30/25(a)		2,022	1,852,613
(1 day SOFR + 0.86%), 1.51%, 07/20/27(a)		198	167,885
(1 day SOFR + 1.16%), 3.62%, 04/17/25(a)		8,567	8,275,639
(1 day SOFR + 1.61%), 4.21%, 04/20/28(a)		8,115	7,513,645
(1 day SOFR + 1.67%), 4.68%, 07/17/26(a)		2,325	2,254,035
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		893	794,770
5.50%, 08/15/28		4,584	3,718,128
5.13%, 12/15/30		4,013	3,000,662
New Home Co., Inc., 7.25%, 10/15/25(b)		2,144	1,660,563
NextEra Energy Capital Holdings, Inc., 2.94%, 03/21/24		6,792	6,575,812
Northern Trust Corp., 4.00%, 05/10/27		4,366	4,178,478
NortonLifeLock, Inc.(b)
6.75%, 09/30/27		6,085	5,998,563
7.13%, 09/30/30		1,700	1,671,083
Novartis Capital Corp., 3.00%, 11/20/25		147	139,466
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/24		1,919	1,851,459
ONEOK Partners LP, 4.90%, 03/15/25		9,738	9,507,809
Oracle Corp.
2.40%, 09/15/23		8,506	8,296,598
3.40%, 07/08/24		1,059	1,027,333
2.50%, 04/01/25		6,630	6,194,431
3.60%, 04/01/50		1,380	849,423
3.95%, 03/25/51		4,968	3,250,120
3.85%, 04/01/60		3,918	2,366,049
PACCAR Financial Corp., 4.95%, 10/03/25		3,389	3,384,551
Pacific Gas and Electric Co.
5.45%, 06/15/27		825	777,910
5.90%, 06/15/32		3,900	3,629,027
4.50%, 07/01/40		3,468	2,585,686
Paramount Global, (5 year CMT + 4.00%), 6.38%, 03/30/62(a)		1,250	1,056,774
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		2,506	2,682,677
PepsiCo, Inc., 2.38%, 10/06/26		296	270,937
Periama Holdings LLC, 5.95%, 04/19/26(c)		891	721,320
Permian Resources Operating LLC, 5.38%, 01/15/26(b)		375	346,406
Pfizer, Inc., 2.70%, 05/28/50		3,561	2,316,545
Picard Midco, Inc., 6.50%, 03/31/29(b)		13,298	11,531,796

Security		Par (000)	Value

United States (continued)
Pitney Bowes, Inc.(b)
6.88%, 03/15/27	USD	7,658	$4,910,693
7.25%, 03/15/29		6,205	3,974,675
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	1,746,738
PNC Bank NA, 3.25%, 06/01/25		5,655	5,377,831
PNC Financial Services Group, Inc., 3.50%, 01/23/24		2,074	2,032,872
PPG Industries, Inc., 1.20%, 03/15/26		1,782	1,543,580
Principal Life Global Funding II(b)
0.75%, 04/12/24		125	116,610
1.25%, 08/16/26		116	98,541
Prologis LP, 2.25%, 01/15/32(k)		1,372	1,041,040
Regions Financial Corp., 2.25%, 05/18/25		238	219,587
Roche Holdings, Inc., 2.61%, 12/13/51(b)		3,718	2,317,949
Ryder System, Inc., 2.50%, 09/01/24		305	288,345
S&P Global, Inc.
2.45%, 03/01/27(b)		4,296	3,848,716
2.30%, 08/15/60		2,087	1,047,589
Sabre Global, Inc., 9.25%, 04/15/25(b)		5,375	5,205,123
Salesforce, Inc.
0.63%, 07/15/24		6,856	6,385,716
2.90%, 07/15/51		1,380	888,672
3.05%, 07/15/61		4,577	2,788,889
San Diego Gas & Electric Co., Series NNN, 3.60%, 09/01/23		2,306	2,280,117
Service Properties Trust
4.50%, 06/15/23		1,814	1,789,511
4.35%, 10/01/24		1,995	1,831,969
4.50%, 03/15/25		2,096	1,854,960
7.50%, 09/15/25		4,073	3,971,175
Sherwin-Williams Co.
4.05%, 08/08/24		6,506	6,382,995
4.25%, 08/08/25		2,952	2,871,798
2.90%, 03/15/52		4,225	2,448,954
SK Battery America, Inc., 2.13%, 01/26/26(c)		1,326	1,091,842
Splunk, Inc.(q)
0.50%, 09/15/23		1,405	1,348,800
1.13%, 06/15/27		3,565	3,030,250
Sprint Corp., 7.88%, 09/15/23		7,209	7,327,249
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC(b)
4.74%, 09/20/29		931	918,107
5.15%, 09/20/29		970	943,881
Steel Dynamics, Inc.
2.40%, 06/15/25		7,140	6,599,838
5.00%, 12/15/26		428	412,429
Stem, Inc., 0.50%, 12/01/28(b)(q)		749	557,106
Talen Energy Supply LLC(b)(e)(m)
7.25%, 05/15/27		4,306	4,372,947
6.63%, 01/15/28		7,664	7,716,805
7.63%, 06/01/28		2,995	3,072,734
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		10,358	9,670,858
Tenet Healthcare Corp., 6.13%, 06/15/30(b)		4,670	4,311,064
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 8.17%, 09/30/24(a)(b)		11,008	10,669,271
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24		95	88,329
T-Mobile USA, Inc., 3.50%, 04/15/25		11,537	11,006,434
Toyota Motor Credit Corp.
1.80%, 02/13/25		517	481,797
3.05%, 03/22/27		306	280,164

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Truist Bank
3.30%, 05/15/26	USD	713	$655,018
3.80%, 10/30/26		822	764,413
Truist Financial Corp.(a)
(1 day SOFR + 0.61%), 1.27%, 03/02/27		3,333	2,878,531
(1 day SOFR + 1.46%), 4.26%, 07/28/26		4,127	3,979,213
TWDC Enterprises 18 Corp., 3.15%, 09/17/25		202	192,095
U.S. Bancorp
3.10%, 04/27/26		261	242,001
5.73%, 10/21/26(a)		2,495	2,501,918
3.90%, 04/26/28		4,434	4,129,613
(1 day SOFR + 0.73%), 2.22%, 01/27/28(a)		2,264	1,976,423
(1 day SOFR + 1.66%), 4.55%, 07/22/28(a)		10,553	10,032,174
UnitedHealth Group, Inc.
3.10%, 03/15/26		430	404,623
2.90%, 05/15/50		1,380	883,752
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(b)		1,205	1,192,956
Univision Communications, Inc., 7.38%, 06/30/30(b)		3,000	2,902,500
Ventas Realty LP, 3.50%, 02/01/25		4,772	4,530,587
Verizon Communications, Inc.
4.07%, 06/18/24	GBP	291	328,311
2.63%, 08/15/26	USD	4,333	3,940,746
1.13%, 11/03/28	GBP	1,100	981,449
2.88%, 11/20/50	USD	4,666	2,753,511
2.99%, 10/30/56		9,736	5,602,022
Vertiv Group Corp., 4.13%, 11/15/28(b)		4,286	3,728,306
Viasat, Inc., 5.63%, 04/15/27(b)		2,373	2,194,028
Visa, Inc., 2.00%, 08/15/50		3,627	2,013,225
Vistra Operations Co. LLC, 5.63%, 02/15/27(b)		10,588	10,093,329
VMware, Inc., 1.80%, 08/15/28		8,304	6,554,525
Walt Disney Co.
2.20%, 01/13/28		4,429	3,844,411
2.75%, 09/01/49		1,380	854,622
Warnermedia Holdings, Inc., 3.43%, 03/15/24(b)		2,196	2,118,107
Waste Management, Inc.
0.75%, 11/15/25		1,305	1,151,928
3.15%, 11/15/27		4,147	3,779,607
Wells Fargo & Co., (1 day SOFR + 1.56%), 4.54%, 08/15/26(a)		12,239	11,773,629
Welltower, Inc.
4.50%, 01/15/24		4,962	4,900,434
3.63%, 03/15/24		4,794	4,658,889
2.70%, 02/15/27		4,284	3,789,175
Western Digital Corp.
1.50%, 02/01/24(q)		3,225	3,068,588
4.75%, 02/15/26		1,220	1,127,134
Workday, Inc., 3.50%, 04/01/27		8,235	7,596,058
WRKCo, Inc.
3.75%, 03/15/25		2,292	2,190,310
4.65%, 03/15/26		1,536	1,487,140
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)
5.50%, 03/01/25		2,753	2,605,659
5.25%, 05/15/27		599	521,010

Security		Par (000)	Value

United States (continued)
Xerox Holdings Corp.(b)
5.00%, 08/15/25	USD	7,994	$7,217,223
5.50%, 08/15/28		3,933	3,107,070

			1,284,489,222

Vietnam — 0.0%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(c)		862	597,366

Total Corporate Bonds — 10.6% (Cost: $2,441,135,303)			1,961,358,018

Floating Rate Loan Interests(a)

Australia(d) — 0.0%
Oceana Australian Fixed Income Trust, A Note Upsize
0.00%, 01/21/24	AUD	1,940	1,214,551
0.00%, 03/28/26		10,036	6,178,795

			7,393,346

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (6 mo. EURIBOR + 4.88%), 5.08%, 10/31/28	EUR	20,021	16,026,456

Canada — 0.1%
KDC/ONE Development Corp., Inc., 2020 EUR Term Loan B, (1 mo. EURIBOR + 5.00%), 6.13%, 12/22/25		23,064	21,842,922
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 8.94%, 12/22/26	USD	1,914	1,820,395

			23,663,317

Cayman Islands — 0.1%
Vita Global Finco Ltd., EUR Term Loan B, (6 mo. EURIBOR + 7.00%), 7.00%, 07/06/27(d)	EUR	8,834	8,348,868

France — 0.1%
Babilou Group, 2021 EUR Term Loan B, (3 mo. EURIBOR + 4.00%), 5.16%, 11/17/27		26,693	25,005,513

Germany — 0.1%
Iris BidCo GmbH, EUR Term Loan B, (3 mo. EURIBOR + 5.00%), 6.61%, 06/29/28		12,289	10,241,906

Jersey — 0.0%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (1 week SONIA + 7.00%), 8.69%, 07/06/27(d)	GBP	5,301	5,820,285

Luxembourg — 0.2%
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.25%, 05/05/28 .	USD	7,624	7,523,571
Luxembourg Life Fund(d)
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 12.92%, 05/27/26		12,587	12,320,057
2021 Term Loan, (3 mo. LIBOR + 9.25%), 12.92%, 04/01/23		14,678	14,624,087

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg (continued)
Pronovias SL
EUR Term Loan B1, (3 mo. EURIBOR + 4.50%), 4.80%, 10/02/24	EUR	3,957	$1,486,109
EUR Term Loan B3, (3 mo. EURIBOR + 4.50%), 4.80%, 10/02/24		9,991	3,751,817

			39,705,641

Netherlands — 0.3%
Median B V, 2021 EUR Term Loan B, (3 mo. EURIBOR + 5.00%), 5.23%, 10/14/27		14,250	12,118,042
Ziggo BV, 2019 EUR Term Loan H, (6 mo. EURIBOR + 3.00%), 3.76%, 01/31/29		39,843	36,122,691

			48,240,733

Spain — 0.1%
Promontoria Challenger I SA, EUR Term Loan, (1 mo. EURIBOR + 2.75%), 2.75%, 12/20/24(d)		21,709	21,566,458

Sweden — 0.0%
OptiGroup, EUR Term Loan B1, (3 mo. EURIBOR + 5.25%), 6.24%		9,165	7,152,172

United Kingdom — 0.2%
Constellation Automative Ltd., GBP 2nd Lien Term Loan B, (1 week SONIA + 7.50%), 9.19%, 07/27/29	GBP	4,151	2,669,184
Mercia(d)
GBP Term Loan A1, (1 week SONIA + 2.40%), 4.59%, 04/09/26		9,465	10,772,655
GBP Term Loan A2, (1 week SONIA + 2.40%), 4.59%, 04/09/26		19,526	22,223,154
GBP Term Loan B1, (1 week SONIA + 2.40%), 4.59%, 04/09/26		1,099	1,251,263

			36,916,256

United States — 2.4%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.50% Floor), 7.33%, 05/17/28	USD	5,795	4,018,829
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.75%, 0.75% Floor), 8.24%, 02/02/26		9,141	8,340,953
Altar Bidco, Inc., 2021 Term Loan, (6 mo. SOFRTE + 3.35%), 5.51%, 02/01/29		9,501	8,865,843
American Auto Auction Group LLC, 2021 Term Loan B, (3 mo. SOFRTE + 5.00%, 0.75% Floor), 8.70%, 12/30/27		10,951	9,856,121
Avaya, Inc., 2022 Term Loan, (1 mo. SOFR CME + 10.00%, 1.00% Floor), 13.38%, 12/15/27		1,207	742,305
City Brewing Co. LLC, Closing Date Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 6.81%, 04/05/28		2,657	1,796,710
CML Hyatt Lost Pines, Term Loan, (1 mo. LIBOR + 3.43%), 6.73%, 09/09/26(d)		16,300	15,912,616
CML La Quinta Resort, Term Loan, 12/09/26(d)(o)		15,500	15,000,956
CML Lake Tahoe Resort Hotel, Term Loan, (2 mo. LIBOR + 3.01%), 4.27%, 10/25/26(d)		7,942	7,679,786
CML Paradise Plaza, Term Loan, (3 mo. LIBOR + 3.60%), 7.43%, 12/07/26(d)		16,800	16,205,243
CML ST Regis Aspen, Term Loan, (1 mo. LIBOR + 2.90%, 1.00% Floor), 5.84%, 02/09/27(d)		16,896	16,166,419

Security		Par (000)	Value

United States (continued)
CML Trigrams, Term Loan, (3 mo. LIBOR + 2.25%), 4.65%, 09/15/24(d)	USD	32,839	$36,075,435
Cypher Bidco, EUR Term Loan, (6 mo. EURIBOR + 4.50%), 6.61%, 03/01/28(d)	EUR	19,970	18,205,784
Digital Room Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 12/21/28	USD	3,614	3,138,006
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 8.75%, 08/02/27		5,864	5,575,227
DS Parent, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 9.91%, 12/10/28		5,670	5,412,099
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.5%, 0.75% Floor), 11.17%, 05/01/28		6,425	6,376,490
Emerald Electronics Manufacturing Services, Term Loan, (1 mo. SOFRTE + 6.25%, 1.00% Floor), 10.08%, 12/29/27		4,326	4,088,294
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 7.44%, 05/01/28		4,262	4,018,061
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 9.07%, 11/12/26(d)		18,735	18,857,101
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, 12/01/27(o)		1,516	1,475,403
GoTo Group, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 8.32%, 08/31/27		12,466	7,832,769
Green Plains Operating Co. LLC, Term Loan, (3 mo. LIBOR + 8.00%), 10.51%, 07/20/26(d)		15,919	15,740,707
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 5.34%, 06/22/26		19,245	18,890,969
Hydrofarm Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 5.50%, -4.50% Floor), 8.38%, 09/27/28(d)		2,731	2,376,283
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 6.56%, 10/27/28		8,850	8,603,418
J&J Ventures Gaming LLC, Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 7.67%, 04/26/28 .		4,114	3,874,749
Jack Ohio Finance LLC, Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 8.50%, 10/04/28(d)		2,122	2,058,077
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		14,911	12,723,131
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 10.57%, 09/03/26		3,526	3,173,742
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 9.65%, 01/24/30		523	452,887
Opendoor GP II LLC, Term Loan, 0.00%, 01/23/26(d)		42,036	39,849,984
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 9.83%, 10/13/28(d)		7,177	6,710,434
Profrac Services LLC, 2022 Term Loan, (3 mo. SOFRTE + 7.25%, 1.00% Floor), 11.10%, 03/04/25(d)		5,950	6,098,909
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.00%, 03/10/28		9,401	8,832,625
Redstone Holdco 2 LP 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 12.11%, 04/27/29		6,772	4,634,012

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Redstone Holdco 2 LP (continued) 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.11%, 04/27/28	USD	12,353	$8,828,105
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		5,774	5,421,701
Sheraton Austin, CML Term Loan, (3 mo. LIBOR + 3.48%), 3.94%, 06/01/26(d)		18,180	17,455,194
Signal Parent, Inc., Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.25%, 04/03/28		4,204	2,874,290
Sonder Secured Notes, 0.00%, 01/19/27(d)		21,213	19,013,014
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		1,257	1,201,291
Starwood Property Trust, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.35%, 0.50% Floor), 8.65%, 06/09/26(d)		19,000	18,344,470
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 7.60%, 10/06/28		2,432	1,882,344
Talen Energy Supply LLC, 2022 DIP Term Loan, (3 mo. SOFR CME + 4.75%, 0.75% Floor), 7.63%, 11/10/23		10,446	10,440,777
Vaco Holdings LLC, 2022 Term Loan, (1 mo. SOFR CME + 5.00%), 8.71%, 01/21/29		4,293	4,154,385

			439,275,948

Floating Rate Loan Interests — 3.7% (Cost: $782,348,458)			689,356,899

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751	767,013
0.50%, 07/09/30(r)		35,805	7,501,197
1.50%, 07/09/35(r)		44,033	8,718,668
3.88%, 01/09/38(r)		14,865	3,821,162

			20,808,040

Brazil — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(n)	BRL	591,234	94,614,410

Canada — 0.5%
Canadian Government Bond, 0.25%, 03/01/26	CAD	142,065	93,205,944

Japan(s) — 8.8%
Japan Treasury Discount Bills
(0.13%), 11/14/22	JPY	19,032,000	127,998,866
(0.13%), 11/14/22		2,220,400	14,933,201
(0.17%), 11/21/22		32,208,350	216,622,655
(0.13%), 11/21/22		25,420,800	170,971,850
(0.20%), 11/28/22		34,777,100	233,908,099
(0.20%), 12/12/22		15,712,300	105,686,141
(0.27%), 01/06/23		26,636,650	179,184,375
(0.25%), 01/06/23		26,734,750	179,844,292
(0.24%), 01/06/23		2,641,250	17,767,652
(0.26%), 01/11/23		25,069,500	168,645,343

Security		Par (000)	Value

Japan (continued)
Japan Treasury Discount Bills (continued)
(0.25%), 01/11/23	JPY	13,219,500	$88,929,062
(0.20%), 01/11/23		18,232,000	122,648,712

			1,627,140,248

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(c)	USD	289	220,394

Philippines — 0.0%
Philippines Government International Bond, 2.65%, 12/10/45		1,200	724,632

Spain — 0.2%
Spain Government Bond, 3.45%, 07/30/66(b)(c)	EUR	24,603	22,705,786

Total Foreign Agency Obligations — 10.1% (Cost: $2,023,581,315)			1,859,419,454

		Shares

Investment Companies

United States — 1.1%
Industrial Select Sector SPDR Fund(h)		112,009	10,568,049
Invesco QQQ Trust, Series 1(h)		152,700	42,442,965
iShares 0-5 Year TIPS Bond ETF(f)		190,821	18,549,709
iShares Biotechnology ETF(f)		19,698	2,532,966
iShares China Large-Cap ETF(f)(h)		363,056	7,606,023
iShares iBoxx High Yield Corporate Bond ETF(f)(h)		1,361	99,938
iShares Latin America 40 ETF(f)		371,046	9,610,091
iShares MSCI Brazil ETF(f)		436,853	14,271,988
iShares MSCI Emerging Markets ETF(f)		56,435	1,929,513
KraneShares Bosera MSCI China A 50 Connect Index ETF, Class A		142,472	3,806,852
KraneShares CSI China Internet ETF		1,052,323	20,204,602
SPDR Bloomberg High Yield Bond ETF		151,972	13,685,079
SPDR Gold Shares, B Shares(e)(i)(j)		274,365	41,678,787
U.S. Oil Fund LP(e)(h)(j)		218,146	15,603,983
VanEck Semiconductor ETF		29,977	5,672,248

Total Investment Companies — 1.1% (Cost: $237,591,398)			208,262,793

		Par (000)

Non-Agency Mortgage-Backed Securities

United States — 3.7%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class D, 4.14%, 08/10/35(a)(b)	USD	4,330	3,765,378
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1 mo. LIBOR US + 3.10%), 6.51%, 04/15/34(a)(b)		5,222	4,759,611
Arbor Multifamily Mortgage Securities Trust, Series E, Class E, 1.75%, 05/15/53(b)(d)		1,650	1,023,918
BAMLL Commercial Mortgage Securities Trust(a)(b)
Class A, (1 mo. LIBOR US + 0.85%), 4.26%, 09/15/34		2,468	2,403,102
Series 2015-200P, Class D, 3.60%, 04/14/33		730	628,206

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank, Series 2017-BNK9, Class A4, 3.54%, 11/15/54	USD	1,990	$1,795,440
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1 mo. LIBOR US + 1.05%), 4.64%, 11/25/35		356	313,806
Series 2006-3A, Class M1, (1 mo. LIBOR US + 0.51%), 4.10%, 10/25/36		405	375,123
BBCMS Mortgage Trust(a)(b)
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.63%), 6.04%, 08/15/36		1,677	1,580,422
Series 2018-TALL, Class C, (1 mo. LIBOR US + 1.12%), 4.53%, 03/15/37		4,880	4,403,860
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class A, (1 mo. LIBOR US + 0.75%), 4.16%, 04/15/36		1,955	1,852,364
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 4.51%, 04/15/36		4,812	4,490,759
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 4.76%, 04/15/36		5,803	5,355,753
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 5.01%, 04/15/36		5,329	4,857,229
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 5.51%, 04/15/36		4,614	4,177,356
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 6.31%, 04/15/36		4,410	4,039,799
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 7.21%, 04/15/36		4,993	4,573,253
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 8.31%, 04/15/36		3,541	3,249,277
Benchmark Mortgage Trust
Series 2021-B23, Class XA, 1.27%, 02/15/54(a)		54,782	3,738,141
Series 2021-B25, Class A5, 2.58%, 04/15/54		5,050	3,997,689
BHMS Mortgage Trust(a)(b)
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 4.66%, 07/15/35		6,720	6,462,976
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 5.31%, 07/15/35		1,583	1,479,740
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1 mo. SOFR + 1.78%), 5.15%, 05/15/39(a)(b)		2,411	2,346,418
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,291,706
BX Commercial Mortgage Trust(b)
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 4.33%, 10/15/36(a)		2,330	2,283,706
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 5.71%, 10/15/36(a)		8,011	7,610,089
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 6.06%, 10/15/36(a)		13,304	12,712,603
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,114,478
Series 2020-VKNG, Class G, (1 mo. LIBOR US + 3.25%), 6.66%, 10/15/37(a)		1,050	950,880
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 5.58%, 10/15/36(a)		8,214	7,430,976
Series 2021-CIP, Class E, (1 mo. LIBOR US + 2.82%), 6.23%, 12/15/38(a)		13,130	12,078,162
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 4.32%, 02/15/33(a)		18,808	18,410,889
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 5.56%, 02/15/33(a)		11,028	10,713,758

Security		Par (000)	Value

United States (continued)
BX Commercial Mortgage Trust(b) (continued)
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 7.66%, 02/15/33(a)	USD	7,282	$7,054,773
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 6.21%, 06/15/38(a)		15,726	14,504,652
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 6.21%, 05/15/38(a)		12,592	11,578,034
Series 2021-XL2, Class A, (1 mo. LIBOR US + 0.69%), 4.10%, 10/15/38(a)		2,809	2,656,747
Series 2021-XL2, Class F, (1 mo. LIBOR US + 2.24%), 5.66%, 10/15/38(a)		15,203	14,003,676
BX Trust(a)(b)
Series 2019-OC11, Class D, 3.94%, 12/09/41(d)	.	8,408	6,994,405
Series 2019-OC11, Class E, 3.94%, 12/09/41		11,784	8,721,119
Series 2021-ARIA, Class E, (1 mo. LIBOR US + 2.24%), 5.66%, 10/15/36		9,187	8,282,014
Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 5.66%, 01/15/34		3,160	2,906,808
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 6.41%, 01/15/34		4,900	4,484,976
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1 mo. LIBOR US + 2.15%), 5.56%, 12/15/37(a)(b)		2,181	2,072,385
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	746,840
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,060	1,039,411
Series 2018-TAN, Class E, 6.45%, 02/15/33(a)		1,178	1,146,384
Citigroup Commercial Mortgage Trust, Series 2018- C6, Class A4, 4.41%, 11/10/51		2,000	1,862,118
Cold Storage Trust, Class A, (1 mo. LIBOR US + 0.90%), 4.31%, 11/15/37(a)(b)		6,007	5,823,359
Commercial Mortgage Trust
Series 2014-CR17, Class C, 4.78%, 05/10/47(a)	.	1,366	1,245,308
Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,956	3,794,273
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 5.76%, 12/15/31(a)(b)		1,606	1,482,385
Credit Suisse Mortgage Capital Certificates(a)(b) 3.95%, 02/15/27		11,900	11,626,601
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 4.64%, 05/15/36		1,765	1,727,391
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 4.84%, 05/15/36		1,829	1,779,292
Series 2019-ICE4, Class D, (1 mo. LIBOR US + 1.60%), 5.01%, 05/15/36		5,897	5,714,678
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 5.56%, 05/15/36		5,411	5,194,188
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 6.06%, 05/15/36		8,135	7,802,774
CSAIL Commercial Mortgage Trust
Series 2020-C19, Class A3, 2.56%, 03/15/53		11,759	9,498,390
Series C, Class C5, 4.64%, 11/15/48(a)		1,260	1,137,920
CSMC Trust(b)
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 8.27%, 10/15/37(a)		1,935	1,794,367
Series 2020-NET, Class A, 2.26%, 08/15/37 DBGS Mortgage Trust(a)(b)		3,944	3,469,904
Series 2018-BIOD, Class A, (1 mo. LIBOR US + 0.80%), 4.12%, 05/15/35		786	764,193

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DBGS Mortgage Trust(a)(b) (continued)
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 4.61%, 05/15/35	USD	1,865	$1,781,083
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 5.31%, 05/15/35		7,767	7,347,942
DBWF Mortgage Trust(a)(b)
Series 2018-GLKS, Class B, (1 mo. LIBOR US + 1.35%), 4.83%, 12/19/30		2,175	2,071,115
Series 2018-GLKS, Class C, (1 mo. LIBOR US + 1.75%), 5.23%, 12/19/30		1,650	1,567,363
ELP Commercial Mortgage Trust, Series 2021-ELP, Class F, (1 mo. LIBOR US + 2.67%), 6.08%, 11/15/38(a)(b)		6,593	5,926,295
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 5.66%, 07/15/38		13,923	13,156,453
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 6.26%, 07/15/38		9,733	9,172,139
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a)(b)
Series 2021-DNA3, Class B1, (30 day SOFR + 3.50%), 6.50%, 10/25/33		3,309	2,830,307
Series 2021-HQA1, Class B1, (30 day SOFR + 3.00%), 6.00%, 08/25/33		4,104	3,294,823
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 8.00%, 08/25/33		1,260	900,663
Series 2022-DNA1, Class B1, (30 day SOFR + 3.40%), 6.40%, 01/25/42		2,121	1,833,890
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2021- DNA2, Class B1, (30 day SOFR + 3.40%), 6.40%, 08/25/33(a)(b)		2,381	2,053,062
Federal National Mortgage Association Connecticut Avenue Securities(a)(b)
Series 2021-R01, Class 1B1, (30 day SOFR + 3.10%), 6.10%, 10/25/41		4,028	3,638,159
Series 2022-R01, Class 1B1, (30 day SOFR + 3.15%), 6.15%, 12/25/41		1,823	1,619,234
GCT Commercial Mortgage Trust, Series 2021- GCT D, Class D, (1 mo. LIBOR US + 2.35%), 5.76%, 02/15/38(a)(b)		810	736,559
GS Mortgage Securities Corp. Trust(a)(b)
Series 2021-DM, Class E, (1 mo. LIBOR US + 2.94%), 6.35%, 11/15/36		12,756	11,791,654
Series 2021-ROSS, Class A, (1 mo. LIBOR US + 1.15%), 4.56%, 05/15/26		1,480	1,373,038
Series 2022-ECI, Class A, (1 mo. SOFR + 2.19%), 5.57%, 08/15/39		1,358	1,344,840
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	3,470,274
Series 2020-GSA2, Class XA, 1.73%, 12/12/53(a)(b)		2,197	205,669
Series 2021-IP, Class A, (1 mo. LIBOR US + 0.95%), 4.36%, 10/15/36(a)(b)		1,493	1,386,949
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 2.98%, 08/10/38(a)(b)		897	747,115

Security		Par (000)	Value

United States (continued)
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)	USD	2,215	$2,044,837
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b) Class A, (1 mo. SOFR + 2.18%), 5.55%, 08/15/39		1,795	1,772,604
Class C, 3.45%, 01/05/39		3,082	2,454,872
Series 2018-WPT, Class DFL, (1 mo. LIBOR US + 2.50%), 5.67%, 07/05/33		1,253	1,181,044
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 6.41%, 07/15/36		6,311	5,807,325
Series 2021-INV5, Class F, (1 mo. LIBOR US + 2.95%), 6.36%, 04/15/38		3,330	3,071,519
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 5.86%, 04/15/38		7,630	7,117,755
JP Morgan Mortgage Trust(a)(b)
Series 2021-INV7, Class A2A, 2.50%, 12/25/51		71,105	54,820,230
Series 2021-INV7, Class A3A, 2.50%, 02/25/52		28,318	24,030,670
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	6,862,563
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	3,878,261
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class A, (1 mo. LIBOR US + 0.55%), 3.96%, 12/15/37(a)(b)		1,900	1,810,550
Life Mortgage Trust, Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 5.76%, 03/15/38(a)(b)		10,227	9,509,836
LUXE Trust(a)(b)
Series 2021-TRIP, Class A, (1 mo. LIBOR US + 1.05%), 4.46%, 10/15/38		1,622	1,545,870
Series 2021-TRIP, Class E, (1 mo. LIBOR US + 2.75%), 6.16%, 10/15/38		1,215	1,100,255
MCM Trust, 3.00%, 08/25/28(d)		6,479	4,328,182
MED Trust(a)(b)
Series 2021, (1 mo. LIBOR US + 0.95%), 4.36%, 11/15/38		1,592	1,516,257
Series 2021, Class F, (1 mo. LIBOR US + 4.00%), 7.41%, 11/15/38		16,410	15,083,668
Series 2021, Class G, (1 mo. LIBOR US + 5.25%), 8.66%, 11/15/38		17,632	16,038,771
MF1 Trust, Series 2021-W10, Class F, (1 mo. SOFR + 3.37%), 6.75%, 12/15/34(a)(b)(d)		8,512	7,895,054
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 5.51%, 04/15/38		15,980	14,899,563
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 6.01%, 04/15/38		5,025	4,634,941
MHP Trust, Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 6.16%, 07/15/38(a)(b)		3,936	3,581,215
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.33%, 05/15/48(a)		647	585,408
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,121,662
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		2,110	1,838,504
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,323,346

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1 mo. LIBOR US + 3.35%), 6.76%, 07/15/38(a)(b)	USD	1,881	$1,752,983
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. SOFR + 2.25%), 5.67%, 01/19/37(a)(b)		7,597	7,350,097
SREIT Trust(a)(b)
Series 2021-MFP, Class A, (1 mo. LIBOR US + 0.73%), 4.14%, 11/15/38		1,605	1,523,239
Series 2021-MFP, Class F, (1 mo. LIBOR US + 2.62%), 6.04%, 11/15/38		9,828	9,015,946
Series 2021-MFP2, Class F, (1 mo. LIBOR US + 2.62%), 6.03%, 11/15/36		4,565	4,244,951
Starwood Trust, Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 5.34%, 07/15/36(a)(b)		3,290	3,051,098
TPGI Trust, Series 2021-DGWD, Class F, (1 mo.
LIBOR US + 3.00%), 6.41%, 06/15/26(a)(b)		3,599	3,338,620
TVC DSCR, 0.00%, 02/01/51(d)(n)		31,702	30,630,419
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	978,183
VNDO Trust, Series 2016-350P, Class D, 3.90%, 01/10/35(a)(b)		2,150	1,777,136
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,031,165
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,090,079
Series 2017-C41, Class B, 4.19%, 11/15/50		3,149	2,725,945
Series 2018-1745, Class A, 3.75%, 06/15/36(b)		2,162	1,854,703
Series 2020-C58, Class XA, 1.87%, 07/15/53		31,447	3,122,001
Series 2021-C59, Class XA, 1.54%, 04/15/54		24,981	2,106,865
Western Alliance Bank, 9.14%, 12/30/24(a)(b)		33,610	33,561,668

Total Non-Agency Mortgage-Backed Securities — 3.7% (Cost: $769,956,544)			691,434,718

		Benefical Interest (000)

Other Interests

Canada — 0.2%
Sprott Private Resource Streaming(d)(t)	USD	21,280	27,565,653

Total Other Interests — 0.2% (Cost: $21,471,327)			27,565,653

		Par (000)

Preferred Securities

Capital Trusts — 0.1%(a)

Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(c)(p)	USD	1,395	1,187,755

Thailand(c)(p) — 0.0%
Kasikornbank PCL, 5.28%		300	262,463
TMBThanachart Bank PCL, 4.90%		396	344,965

			607,428

United States — 0.1%
NWD Finance BVI Ltd., 4.13%(c)(p)		856	517,880

Security		Par (000)	Value

United States (continued)
Prudential Financial, Inc., 5.63%, 06/15/43	USD	5,623	$5,559,741
USB Capital IX, 5.10%(p)		3,935	2,921,655
Vistra Corp., 7.00%(b)(p)		2,990	2,644,969

			11,644,245

			13,439,428

		Shares

Preferred Stocks — 3.1%

Brazil — 0.1%
Neon Pagamentos SA(d)		39,435	17,261,883
Petroleo Brasileiro SA, Preference Shares		330,893	1,909,577

			19,171,460

Germany — 0.2%
Dr Ing hc F Porsche AG(e)		212,050	21,689,289
Porsche Automobil Holding SE, Preference Shares .		19,343	1,080,737
Volocopter GMBH, (Acquired 03/03/21, Cost: $22,418,516)(d)(g)		4,218	23,485,392

			46,255,418

India — 0.1%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(d)(g)		4,047	11,556,292

Sweden — 0.0%
Volta(d)		30,817	1,434,425

United Kingdom — 0.1%
10X Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $24,142,699)(d)(g)		637,808	9,413,606

United States — 2.6%
2020 Cash Mandatory Exchangeable Trust, 06/01/23(b)		34,289	42,586,938
Aptiv PLC, Series A, 06/15/23		132,372	14,147,919
Becton Dickinson and Co., Series B, 06/01/23(h)		509,265	24,821,576
Boston Scientific Corp., Series A, 06/01/23		88,689	9,759,338
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $17,069,096)(d)(g)		31,603	9,352,592
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $34,233,056)(d)(g)		312,419	49,650,084
Caresyntax, Inc.(d)		39,141	2,061,556
Cruise, Series G, (Acquired 03/25/21, Cost: $9,841,593)(d)(g)		373,495	5,408,208
Databricks, Inc.(d)(g)
Series F, (Acquired 10/22/19, Cost: $11,769,837)		822,138	48,539,028
Series G, (Acquired 02/01/21, Cost: $13,141,188)		222,270	13,122,821
Deep Instinct Ltd.(d)(g)
Series D-2, (Acquired 03/19/21, Cost: $11,638,040)		1,914,819	13,499,474
Series D-4, (Acquired 09/20/22, Cost: $10,933,893)		1,550,832	10,933,366
Dream Finders Homes, Inc.(d)		38,156	34,388,095
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(d)(g)		1,423,565	5,267,191
Farmer’s Business Network, Inc.(d)(g)
Series F, (Acquired 07/31/20, Cost: $8,907,002)		269,447	13,159,791

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Farmer’s Business Network, Inc.(d)(g) (continued)
Series G, (Acquired 09/15/21, Cost: $2,533,428)	40,758	$1,990,621
Jumpcloud, Inc.(d)(g)
Series E-1, (Acquired 10/30/20, Cost: $11,778,091)	6,458,349	25,187,561
Series F, (Acquired 09/03/21, Cost: $2,543,928)	424,788	1,656,673
Lesson Nine GmbH, Series B(d)	841,086	5,929,656
Loadsmart, Inc.(d)(g)
Series C, (Acquired 10/05/20, Cost: $10,694,460)	1,250,814	19,037,389
Series D, (Acquired 01/27/22, Cost: $2,628,040)	131,402	1,999,938
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(d)(g)	4,459,883	33,003,134
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $7,559,970)(d)(g)	329,191	4,282,775
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,221)(d)(g)	892,159	4,246,677
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $9,816,152)(d)(g)	1,099,886	6,049,373
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,269,814)(d)(g)	200,937	5,083,706
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(d)(g)	399,649	6,526,268
SambaNova Systems, Inc.(d)(g)
Series C, (Acquired 02/19/20, Cost: $11,739,902)	220,503	14,052,656
Series D, (Acquired 04/09/21, Cost: $6,878,356)	72,390	4,613,415
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(d)(g)	252,991	2,264,269
Ursa Major Technologies Inc., Series D, (Acquired 10/14/22, Cost: $1,326,169)(d)(g)	200,098	1,326,650
Ursa Major Technologies, Inc., Series C, (Acquired 09/13/21, Cost: $9,742,600)(d)(g)	1,633,349	10,829,104
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $9,084,160)(d)(g)	1,705,369	8,953,187
Versa Networks Inc., Series E, (Acquired 10/14/22, Cost: $5,641,940)(d)(g)	1,933,359	5,641,940
Zero Mass Water, Inc.(d)(g)
Series C-1, (Acquired 05/07/20, Cost: $8,796,956)	558,055	20,313,202
Series D, (Acquired 07/05/22, Cost: $1,648,279)	40,240	1,647,828

		481,333,999

		569,165,200

Trust Preferreds — 0.1%

United States — 0.1%
Citigroup Capital XIII, 10.83%, 10/30/40(a)	629,905	17,290,892
Wells Fargo & Co., Series L, 7.50%(p)(q)	5,825	6,789,212

		24,080,104

Total Preferred Securities — 3.3% (Cost: $573,206,299)		606,684,732

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.0%
Freddie Mac STACR REMIC Trust, Series 2020- DNA6, Class B1, (30 day SOFR + 3.00%), 6.00%, 12/25/50(a)(b)	USD	2,200	$2,018,593

Mortgage-Backed Securities — 2.0%
Fannie Mae, Series 2018-M13, Class A2, 3.74%, 09/25/30(a)		1,817	1,705,828
Freddie Mac Multifamily Structured Pass Through Certificates(a)
Series K116, Class X1, 1.43%, 07/25/30		7,768	626,998
Series KL06, Class XFX, 1.36%, 12/25/29		8,414	559,706
Series KW09, Class X1, 0.81%, 05/25/29		58,030	2,243,628
Freddie Mac Structured Pass-Through Certificates(a)
Series K105, Class X1, 1.52%, 01/25/30		35,967	3,021,912
Series K109, Class X1, 1.58%, 04/25/30		15,120	1,321,600
Series K110, Class X1, 1.70%, 04/25/30		8,660	805,689
Series K120, Class X1, 1.04%, 10/25/30		50,226	3,048,856
Uniform Mortgage-Backed Securities, 4.50%, 11/14/52 - 12/13/52(u)		378,820	355,172,907

			368,507,124

Total U.S. Government Sponsored Agency Securities — 2.0% (Cost: $375,869,808)			370,525,717

U.S. Treasury Obligations
U.S. Treasury Bonds
2.38%, 02/15/42		31,131	22,730,494
3.25%, 05/15/42(v)		74,241	62,768,192
3.38%, 08/15/42		41,131	35,481,483
3.00%, 08/15/52(v)(w)		168,715	135,103,328
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24 - 07/15/32(v)		499,227	485,525,149
0.50%, 04/15/24		234,471	229,564,240
0.13%, 04/15/27		51,524	48,047,956
U.S. Treasury Notes
3.25%, 08/31/24		515,753	503,987,385
4.38%, 10/31/24		186,040	185,647,571
1.88%, 02/15/32(v)		66,037	54,914,225
2.88%, 05/15/32(v)		105,237	95,354,588

Total U.S. Treasury Obligations — 10.0% (Cost: $1,916,479,910)			1,859,124,611

		Shares

Warrants

Israel — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (d)(g)		109,339	649,474
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)		49,253	24,646

			674,120

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 0.0%
Cie Financiere Richemont SA, (Issued 11/27/20, Exercisable 11/22/23, 0.01 Share for 1 Warrant, Expires 11/22/23, Strike Price CHF 67.00)(e)	4,654	$2,277

United Kingdom(e) — 0.0%
Genius Sports Ltd., (Issued/Exercisable 03/30/21, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)	157,776	149,887
Hedosophia European Growth, (Issued 05/13/21, Exercisable 05/13/22, 1 Share for 1 Warrant, Expires 05/13/27, Strike Price EUR 11.50)	260,415	2,574

		152,461

United States — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)(e)	268,681	236,413
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(d)	271,336	5,427
Embark Technology, Inc., (Issued/Exercisable 12/28/20, 0.05 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 230.00)(e)	126,570	5,227
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)(e)	146,070	260,005
Flyr Warrants, (Issued 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(d)	35,428	502,723
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	927,998	844,478
Gores Holdings VIII, Inc., Class A, (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)	49,055	40,225
Green Plains, Inc., (Issued 02/05/21, 1 Share for 1 Warrant, Expires 04/28/26, Strike Price USD 22.00)	1,464,976	22,748,968
Highland Transcend Partners I Corp., (Issued/Exercisable 01/15/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(e)	213,969	7,617
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)(e)	123,393	6,774
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(e)(h)	111,795	12,298
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	292,348	178,461
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)(e)	226,443	24,909
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(d)	271,282	16,277

Security		Shares	Value

United States (continued)
Rotor Acquisition Corp., (Issued/Exercisable 01/14/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)		92,406	$13,861
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)(e)		254,485	42,830
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(d)		295,710	5,914
TPB Acquisition Corp. I, Class A, (Issued 02/19/21, Exercisable 02/19/22, 1 Share for 1 Warrant, Expires 02/19/23, Strike Price USD 11.50)(e)		1,023,673	57,414
Versa Networks Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (g)		238,291	2
Volta, Inc., Series C, (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 08/26/26, Strike Price USD 11.50)(e)		150,460	37,630

			25,047,453

Total Warrants — 0.1%
(Cost: $5,453,098)			25,876,311

Total Long-Term Investments — 98.7%
(Cost: $17,254,807,691)			18,268,558,132

Short-Term Securities

		Par (000)

Certificates of Deposit — 0.1%

United States — 0.1%
Citibank N.A., 5.00%, 09/21/23	USD	29,540	29,427,284

		Shares

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(f)(x)(y)		113,614,940	113,614,940
SL Liquidity Series, LLC, Money Market Series, 3.37%(f)(x)		227,679,285	227,519,909

			341,134,849

		Par (000)

Time Deposits — 0.1%

Australia — 0.0%
Australia & New Zealand Banking Group Ltd., 6.87%, 11/01/22	AUD	6,335	4,052,182

Canada — 0.0%
Royal Bank of Canada, 1.19%, 11/01/22	CAD	4,517	3,315,928

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.04%, 11/01/22	HKD	998	127,197

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan — 0.0%
Sumitomo Bank Tokyo, 0.67%, 11/01/22	JPY	52,560	$353,475

United Kingdom — 0.0%
ING Bank NV, 0.14%, 11/01/22	GBP	836	958,691

United States — 0.1%
Citibank, 0.03%, 11/01/22	EUR	435	429,571
Citibank NA, New York, 0.20%, 11/01/22	USD	4,018	4,017,992

			4,447,563

			13,255,036

U.S. Treasury Obligations — 1.8%
U.S. Treasury Bills, 4.02%, 09/07/23(s)		92,350	88,921,539
U.S. Treasury Notes
0.13%, 11/30/22(j)		60,000	59,833,898
1.38%, 09/30/23		184,720	179,459,810

			328,215,247

Total Short-Term Securities — 3.8%
(Cost: $713,602,023)			712,032,416

Options Purchased — 0.6%
(Cost: $139,845,472)			111,268,372

Total Investments Before TBA Sale Commitments and Options Written — 103.1%
(Cost: $18,108,255,186)			19,091,858,920

		Shares

Investments Sold Short

Common Stocks

France — (0.0)%
Pernod Ricard SA		(31,333)	(5,499,291)

United Kingdom — (0.0)%
Diageo PLC		(133,863)	(5,508,792)

United States — (0.1)%
JM Smucker Co		(51,256)	(7,722,229)

Total Investments Sold Short — (0.1)% (Proceeds: $(18,201,877))			(18,730,312)

		Par (000)

TBA Sale Commitments

United States — (0.9)%
Uniform Mortgage-Backed Securities, 4.50%, 11/14/52(u)	USD	172,700	(161,987,203)

Total TBA Sale Commitments — (0.9)% (Proceeds: $(161,894,244))			(161,987,203)

Options Written — (1.1)% (Premiums Received: $(105,619,970))			(222,787,647)

Total Investments, Net of TBA Sale Commitments and Options Written — 101.0% (Cost: $17,822,539,095)			18,688,353,758

Liabilities in Excess of Other Assets — (1.0)%			(178,532,822)

Net Assets — 100.0%			$18,509,820,936

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Affiliate of the Fund.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $537,885,148, representing 2.9% of its net assets as of period end, and an original cost of $495,209,999.

(h)	All or a portion of this security is on loan.
(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(k)	When-issued security.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Zero-coupon bond.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Perpetual security with no stated maturity date.
(q)	Convertible security.
(r)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(u)	Represents or includes a TBA transaction.
(v)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(w)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(x)	Annualized 7-day yield as of period end.
(y)	All or a portion of this security was purchased with the cash collateral from loaned securities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Par/Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

Bio City Development Co. BV	$10,394,730	$—		$—		$—	$2,817,000	$13,211,730	140,850,000	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,077,927,563	—		(3,964,312,623	)(a)	—	—	113,614,940	113,614,940	14,062,679		—
iShares 0-5 Year TIPS Bond ETF	—	18,823,538		—		—	(273,829)	18,549,709	190,821	—		—
iShares Biotechnology ETF	2,297,772	—		—		—	235,194	2,532,966	19,698	3,725		—
iShares China Large-Cap ETF	11,232,953	—		—		—	(3,626,930)	7,606,023	363,056	52,981		—
iShares iBoxx $ High Yield Corporate Bond ETF	106,879	97,240,839		(94,723,698)		(2,520,235)	(3,847)	99,938	1,361	534,089		—
iShares iBoxx $ Investment Grade Corporate Bonds ETF(b)	3,056,977	378,104,579		(360,795,019)		(20,144,718)	(221,819)	—	—	1,752,733		—
iShares JP Morgan USD Emerging Markets Bond ETF(b)	—	144,504,439		(130,368,402)		(14,136,037)	—	—	—	1,211,335		—
iShares Latin America 40 ETF	9,684,301	—		—		—	(74,210)	9,610,091	371,046	407,436		—
iShares MSCI Brazil ETF	14,315,673	—		—		—	(43,685)	14,271,988	436,853	654,896		—
iShares MSCI Emerging Markets ETF	2,391,715	—		—		—	(462,202)	1,929,513	56,435	20,422		—
iShares Russell 2000 ETF(b)	—	130,483,272		(138,192,351)		7,709,079	—	—	—	—		—
Quintis Australia Pty. Ltd.	92,389,186	—		—		—	9,431	92,389,186	92,389,186	—		—
Quintis Australia Pty. Ltd.	82,684,528	—		—		—	(12,923,290)	69,628,641	82,684,528	—		—
Quintis HoldCo Pty. Ltd.	6,458,420	—		—		—	(6,458,140)	280	43,735,802	—		—
SL Liquidity Series, LLC, Money Market Series	174,301,878	53,305,168	(a)	—		9,779	(96,916)	227,519,909	227,679,285	1,590,072	(c)	—

						$(29,082,132)	$(21,123,243)	$570,964,914		$20,290,368		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	20	12/08/22	$2,365	$(59,903)
Euro Bund	1,703	12/08/22	232,993	(11,409,211)
10-Year Australian Treasury Bonds	3,434	12/15/22	260,252	(2,861,764)
MSCI Emerging Markets Index	611	12/16/22	26,077	(4,199,232)
Russell 2000 E-Mini Index	52	12/16/22	4,818	(96,475)
10-Year U.S. Treasury Note	5,640	12/20/22	624,278	(36,805,215)
U.S. Long Bond	606	12/20/22	73,250	(9,143,755)
Ultra U.S. Treasury Bond	4,679	12/20/22	599,936	(62,001,252)
2-Year U.S. Treasury Note	16,361	12/30/22	3,344,674	(11,293,080)
3-Month SONIA Index	2,838	09/19/23	774,395	(886,338)

				(138,756,225)

Short Contracts
30-Year Euro Buxl Bond	91	12/08/22	12,970	1,694,288
Euro BTP	559	12/08/22	63,336	(2,000,366)
Euro-Schatz	1,208	12/08/22	127,660	1,347,274
Nikkei 225 Yen-Denominated	27	12/08/22	2,501	(23,499)
10-Year Japanese Government Treasury Bonds	187	12/13/22	187,094	(389,758)
SPI 200 Index	35	12/15/22	3,842	16,591

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
Euro Stoxx 50 Index	3,501	12/16/22	$125,011	$(553,289)
FTSE 100 Index	73	12/16/22	5,955	341,066
NASDAQ 100 E-Mini Index	1,775	12/16/22	406,377	27,930,776
S&P 500 E-Mini Index	535	12/16/22	103,870	(3,673,372)
10-Year U.S. Ultra Long Treasury Note	18,805	12/20/22	2,185,787	122,713,944
Long Gilt	289	12/28/22	33,848	2,621,636
5-Year U.S. Treasury Note	2,384	12/30/22	254,231	1,367,885

				151,393,176

				$12,636,951

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	158,436,940	JPY	21,252,400,000	HSBC Bank PLC	11/14/22	$15,322,419
AUD	148,222,962	USD	93,521,574	UBS AG	11/18/22	1,331,964
USD	186,206,355	EUR	185,636,081	UBS AG	11/18/22	2,545,502
USD	87,611,568	HKD	687,356,555	Citibank N.A.	11/18/22	17,985
USD	90,779,610	HKD	710,699,886	JPMorgan Chase Bank N.A.	11/18/22	211,260
USD	187,320,524	JPY	25,420,800,000	HSBC Bank PLC	11/21/22	16,001,298
USD	240,287,444	JPY	32,208,350,000	HSBC Bank PLC	11/21/22	23,224,661
USD	256,451,268	JPY	34,777,100,000	HSBC Bank PLC	11/28/22	21,892,490
BRL	352,474,704	USD	67,007,852	JPMorgan Chase Bank N.A.	12/02/22	806,705
USD	44,908,685	BRL	232,501,243	Goldman Sachs International	12/02/22	176,485
USD	112,985,343	JPY	15,712,300,000	Morgan Stanley & Co. International PLC	12/12/22	6,802,918
DKK	420,986,419	USD	54,359,055	JPMorgan Chase Bank N.A.	12/15/22	1,723,188
GBP	34,636,159	EUR	39,732,942	UBS AG	12/15/22	375,205
SEK	205,722,776	USD	18,066,142	Deutsche Bank AG	12/15/22	630,505
SGD	17,578,227	USD	12,191,862	Citibank N.A.	12/15/22	228,863
SGD	17,315,865	USD	12,036,232	HSBC Bank PLC	12/15/22	199,109
SGD	17,578,226	USD	12,162,337	Morgan Stanley & Co. International PLC	12/15/22	258,387
USD	86,902,014	INR	6,973,625,911	Citibank N.A.	12/15/22	3,093,338
USD	48,393,034	SEK	512,038,122	Citibank N.A.	12/15/22	1,857,611
BRL	180,948,247	USD	33,955,385	Bank of America N.A.	12/21/22	718,192
EUR	36,517,656	USD	36,136,777	Bank of America N.A.	12/21/22	99,296
EUR	96,365,000	USD	94,119,021	HSBC Bank PLC	12/21/22	1,502,920
EUR	9,621,238	USD	9,520,689	Morgan Stanley & Co. International PLC	12/21/22	26,360
JPY	5,813,110,103	USD	38,553,333	Citibank N.A.	12/21/22	784,975
JPY	972,126,227	USD	6,446,849	HSBC Bank PLC	12/21/22	131,695
USD	12,715,741	CNH	90,882,580	Bank of America N.A.	12/21/22	292,042
USD	18,150,996	CNH	129,748,765	Bank of America N.A.	12/21/22	414,268
USD	19,259,413	CNH	139,139,629	Bank of America N.A.	12/21/22	238,949
USD	77,687,044	CNH	543,770,557	BNP Paribas S.A.	12/21/22	3,353,308
USD	156,812	CNH	1,133,503	Deutsche Bank AG	12/21/22	1,861
USD	8,798,025	CNH	63,866,457	Goldman Sachs International	12/21/22	67,445
USD	4,249,891	CNH	30,271,506	HSBC Bank PLC	12/21/22	111,759
USD	26,796,478	CNH	195,841,845	HSBC Bank PLC	12/21/22	24,790
USD	90,811,274	CNH	653,377,312	HSBC Bank PLC	12/21/22	1,494,235
USD	24,746,940	CNH	176,146,244	JPMorgan Chase Bank N.A.	12/21/22	667,651
USD	19,294,485	CNH	140,037,443	Morgan Stanley & Co. International PLC	12/21/22	151,289
USD	186,373,515	JPY	26,636,650,000	Bank of America N.A.	01/06/23	5,685,637
USD	209,574,597	JPY	29,376,000,000	Bank of America N.A.	01/06/23	10,304,527
USD	123,853,218	JPY	18,232,000,000	Bank of America N.A.	01/11/23	94,853
USD	92,533,121	JPY	13,219,500,000	HSBC Bank PLC	01/11/23	2,799,482
USD	173,802,028	JPY	25,069,500,000	UBS AG	01/11/23	3,630,882

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	188,400,975	USD	137,227,976	HSBC Bank PLC	01/20/23	$1,213,759
MXN	1,903,296,407	USD	93,398,721	JPMorgan Chase Bank N.A.	01/20/23	1,313,239

						131,823,307

AUD	323,689,844	USD	227,420,924	Barclays Bank PLC	11/18/22	(20,279,421)
CHF	289,501,557	USD	307,035,755	JPMorgan Chase Bank N.A.	11/18/22	(17,429,940)
EUR	629,010,460	USD	632,746,782	BNP Paribas S.A.	11/18/22	(10,429,195)
EUR	93,615,209	USD	95,803,764	Deutsche Bank AG	11/18/22	(3,184,651)
GBP	54,885,915	USD	66,369,377	JPMorgan Chase Bank N.A.	11/18/22	(3,399,071)
JPY	12,584,047,883	USD	88,225,433	HSBC Bank PLC	11/18/22	(3,445,903)
JPY	34,949,545,646	USD	261,732,044	HSBC Bank PLC	11/18/22	(26,274,735)
JPY	104,685,834,335	USD	730,604,497	UBS AG	11/18/22	(25,329,382)
NOK	888,489,746	CHF	86,618,623	UBS AG	11/18/22	(1,143,221)
KRW	103,093,912,718	USD	77,833,454	UBS AG	11/23/22	(5,602,155)
CHF	38,338,864	USD	39,421,821	Citibank N.A.	12/15/22	(938,195)
DKK	107,114,986	USD	14,516,489	Morgan Stanley & Co. International PLC	12/15/22	(247,029)
NZD	17,986,755	USD	10,842,378	Deutsche Bank AG	12/15/22	(377,877)
PLN	45,268,803	USD	9,501,807	HSBC Bank PLC	12/15/22	(82,619)
ZAR	163,043,150	USD	9,301,119	Morgan Stanley & Co. International PLC	12/15/22	(454,567)
CNH	705,361,011	USD	97,704,268	HSBC Bank PLC	12/21/22	(1,281,028)
CNH	186,365,222	USD	26,483,242	JPMorgan Chase Bank N.A.	12/21/22	(1,007,013)
CNH	136,118,842	USD	19,477,269	Morgan Stanley & Co. International PLC	12/21/22	(869,748)
EUR	19,098,904	USD	19,004,364	Barclays Bank PLC	12/21/22	(52,730)
EUR	28,042,809	USD	28,056,690	Barclays Bank PLC	12/21/22	(230,116)
EUR	22,863,739	USD	22,976,686	Citibank N.A.	12/21/22	(289,246)
EUR	4,683,140	USD	4,699,227	Deutsche Bank AG	12/21/22	(52,198)
EUR	2,804	USD	2,806	HSBC Bank PLC	12/21/22	(24)
EUR	17,865,853	USD	17,878,486	HSBC Bank PLC	12/21/22	(150,394)
EUR	28,648,356	USD	28,506,203	JPMorgan Chase Bank N.A.	12/21/22	(78,751)
EUR	36,909,925	USD	37,340,959	JPMorgan Chase Bank N.A.	12/21/22	(715,642)
EUR	45,911,465	USD	46,108,425	Morgan Stanley & Co. International PLC	12/21/22	(550,978)
GBP	23,909,836	USD	27,691,064	HSBC Bank PLC	12/21/22	(224,412)
USD	28,026,395	EUR	28,588,240	BNP Paribas S.A.	12/21/22	(341,404)
USD	63,051,299	EUR	63,868,820	BNP Paribas S.A.	12/21/22	(325,036)
USD	1,645,189	EUR	1,674,195	Deutsche Bank AG	12/21/22	(16,096)
USD	27,820,349	EUR	28,438,779	JPMorgan Chase Bank N.A.	12/21/22	(399,142)
USD	16,542,615	EUR	16,836,753	Morgan Stanley & Co. International PLC	12/21/22	(164,312)
USD	26,798,059	GBP	25,014,523	Bank of America N.A.	12/21/22	(1,937,614)
USD	27,008,185	GBP	24,548,191	HSBC Bank PLC	12/21/22	(1,191,784)
USD	223,748	GBP	209,009	Morgan Stanley & Co. International PLC	12/21/22	(16,353)
IDR	319,636,186,715	USD	20,656,339	Citibank N.A.	01/12/23	(258,564)
JPY	18,196,860,146	EUR	124,445,950	HSBC Bank PLC	01/20/23	(135,904)
USD	42,930,217	NOK	451,754,056	Morgan Stanley & Co. International PLC	01/20/23	(644,368)

						(129,550,818)

						$2,272,489

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	8,154	11/04/22	USD	295.00	USD	226,640	$228,312
InvesCo QQQ Trust, Series 1	3,270	11/04/22	USD	280.00	USD	90,890	1,231,155
SPX Volatility Index	695	11/16/22	USD	50.00	USD	1,799	7,645
Abbott Laboratories	1,046	11/18/22	USD	110.00	USD	10,349	9,937
Alphabet Inc., Class C	1,819	11/18/22	USD	117.50	USD	17,219	11,824
Alphabet Inc., Class C	1,981	11/18/22	USD	107.50	USD	18,752	44,573
Apple, Inc.	1,244	11/18/22	USD	170.00	USD	19,075	40,430
Cabot Oil & Gas Corp.	4,278	11/18/22	USD	31.00	USD	13,317	556,140
Delphi Automotive PLC	699	11/18/22	USD	100.00	USD	6,366	89,122

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dynatrace, Inc.	1,175	11/18/22	USD	45.00	USD	4,141	$32,313
Eli Lilly & Co.	1,374	11/18/22	USD	360.00	USD	49,751	1,913,295
Generac Holdings, Inc.	428	11/18/22	USD	300.00	USD	4,961	6,420
Lions Gate Entertainment Corp., Non-Voting Shares	421	11/18/22	USD	12.50	USD	320	3,158
Lululemon Athletica Inc.	657	11/18/22	USD	350.00	USD	21,618	353,137
Microsoft Corp.	750	11/18/22	USD	280.00	USD	17,410	8,250
SPDR Gold Shares(a)	2,378	11/18/22	USD	170.00	USD	36,124	8,323
SPDR S&P 500 ETF Trust	2,706	11/18/22	USD	410.00	USD	104,508	424,842
Tesla, Inc.	307	11/18/22	USD	320.00	USD	6,985	4,452
Tesla, Inc.	353	11/18/22	USD	300.00	USD	8,032	9,884
Tesla, Inc.	466	11/18/22	USD	310.00	USD	10,603	9,553
Walt Disney Co.	900	11/18/22	USD	120.00	USD	9,589	59,850
Western Digital Corp.	752	11/18/22	USD	65.00	USD	2,585	2,632
Adobe, Inc.	242	12/16/22	USD	310.00	USD	7,708	605,000
Alphabet Inc., Class C	1,639	12/16/22	USD	115.00	USD	15,515	52,448
Amazon.com, Inc.	1,525	12/16/22	USD	135.00	USD	15,622	31,263
Apple, Inc.	1,233	12/16/22	USD	165.00	USD	18,907	311,949
Cabot Oil & Gas Corp.	1,971	12/16/22	USD	33.00	USD	6,136	211,882
Charles Schwab Corp.	1,394	12/16/22	USD	80.00	USD	11,106	536,690
Commerzbank AG	4,712	12/16/22	EUR	9.00	EUR	3,815	102,446
Crowdstrike Holdings, Inc., Class A	406	12/16/22	USD	195.00	USD	6,545	123,627
Domino’s Pizza, Inc.	234	12/16/22	USD	370.00	USD	7,774	76,050
Eli Lilly & Co.	562	12/16/22	USD	370.00	USD	20,349	822,206
Energy Select Sector SPDR Fund	2,061	12/16/22	USD	90.00	USD	18,549	989,280
General Motors Co.	1,511	12/16/22	USD	43.00	USD	5,931	153,366
HCA Healthcare, Inc.	597	12/16/22	USD	230.00	USD	12,983	331,335
iShares China Large-Cap ETF	13,422	12/16/22	USD	30.00	USD	28,119	46,977
LVMH Moet Hennessy Louis Vuitton SE	187	12/16/22	EUR	640.00	EUR	11,949	499,429
LVMH Moet Hennessy Louis Vuitton SE	176	12/16/22	EUR	680.00	EUR	11,246	188,716
Microsoft Corp.	761	12/16/22	USD	270.00	USD	17,665	74,197
Palo Alto Networks, Inc.	406	12/16/22	USD	190.00	USD	6,967	164,430
salesforce.com, Inc.	1,287	12/16/22	USD	165.00	USD	20,925	1,248,390
SAP Investor Relations, ADR	742	12/16/22	USD	100.00	USD	7,128	200,340
Schlumberger NV	1,626	12/16/22	USD	55.00	USD	8,460	350,403
Shell PLC, ADR	3,513	12/16/22	USD	55.00	USD	19,543	939,727
Siemens AG, Registered Shares	1,635	12/16/22	EUR	110.00	EUR	18,090	981,591
SPDR Gold Shares(a)	2,021	12/16/22	USD	170.00	USD	30,701	51,536
SPDR S&P 500 ETF Trust	3,838	12/16/22	USD	435.00	USD	148,227	343,501
Tesla, Inc.	837	12/16/22	USD	300.00	USD	19,045	133,501
Visa, Inc., Class A	699	12/16/22	USD	210.00	USD	14,480	505,027
Visa, Inc., Class A	493	12/16/22	USD	195.00	USD	10,213	824,542
Walt Disney Co.	897	12/16/22	USD	120.00	USD	9,557	141,277
Abbott Laboratories	1,753	01/20/23	USD	115.00	USD	17,344	90,279
Abbott Laboratories	1,060	01/20/23	USD	105.00	USD	10,488	259,700
Adobe, Inc.	192	01/20/23	USD	480.00	USD	6,115	7,104
Align Technology, Inc.	269	01/20/23	USD	240.00	USD	5,227	123,740
Alphabet Inc., Class C	1,760	01/20/23	USD	125.00	USD	16,660	57,200
AstraZeneca PLC	1,264	01/20/23	USD	62.50	USD	7,434	216,144
Booking Holdings, Inc.	64	01/20/23	USD	2,000.00	USD	11,965	597,120
CVS Health Corp.	1,364	01/20/23	USD	95.00	USD	12,917	719,510
CVS Health Corp.	1,142	01/20/23	USD	97.50	USD	10,815	459,655
DexCom, Inc.	1,288	01/20/23	USD	100.00	USD	15,556	3,252,200
Dynatrace, Inc.	1,180	01/20/23	USD	45.00	USD	4,158	106,200
Eli Lilly & Co.	373	01/20/23	USD	340.00	USD	13,506	1,372,640
Eli Lilly & Co.	371	01/20/23	USD	320.00	USD	13,434	1,932,910
Energy Select Sector SPDR Fund	1,493	01/20/23	USD	87.00	USD	13,437	1,127,215
Freeport-McMoRan, Inc.	3,504	01/20/23	USD	35.00	USD	11,104	665,760
Glencore International PLC	1,180	01/20/23	GBP	5.68	GBP	6,071	181,197
Humana, Inc.	179	01/20/23	USD	500.00	USD	9,990	1,312,965
Humana, Inc.	289	01/20/23	USD	550.00	USD	16,129	1,069,300
Intuit, Inc.	199	01/20/23	USD	450.00	USD	8,507	482,575
Marathon Oil Corp.	3,565	01/20/23	USD	32.00	USD	10,855	818,167

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
McKesson Corp.	341	01/20/23	USD	400.00	USD	13,278	$574,585
Merck & Co., Inc.	1,035	01/20/23	USD	95.00	USD	10,474	874,575
Otis Worldwide Corp.	1,238	01/20/23	USD	85.00	USD	8,745	27,855
salesforce.com, Inc.	649	01/20/23	USD	200.00	USD	10,552	136,614
salesforce.com, Inc.	648	01/20/23	USD	210.00	USD	10,536	74,520
ServiceNow, Inc.	223	01/20/23	USD	550.00	USD	9,383	79,165
SPDR S&P 500 ETF Trust	2,748	01/20/23	USD	430.00	USD	106,131	824,400
TE Connectivity Ltd.	819	01/20/23	USD	135.00	USD	10,011	204,750
Tractor Supply Co.	468	01/20/23	USD	210.00	USD	10,285	912,600
Visa, Inc., Class A	819	01/20/23	USD	210.00	USD	16,966	833,332
Walt Disney Co.	1,343	01/20/23	USD	120.00	USD	14,308	371,339
XPO Logistics, Inc.	825	01/20/23	USD	57.50	USD	4,269	210,375
Intel Corp.	697	06/16/23	USD	40.00	USD	1,982	35,547

							36,107,611

Put
10-Year U.S. Treasury Note Future	107	11/04/22	USD	109.00	USD	11,844	13,375
5-Year U.S. Treasury Note Future	104	11/04/22	USD	105.50	USD	11,091	9,750
InvesCo QQQ Trust, Series 1	17,188	11/04/22	USD	275.00	USD	477,740	5,560,318
AbbVie, Inc.	1,034	11/11/22	USD	135.00	USD	15,138	32,571
SPDR S&P 500 ETF Trust	5,944	11/11/22	USD	375.00	USD	229,563	2,059,596
BHP Group Ltd.	651	11/18/22	GBP	21.83	GBP	15,167	1,070,095
Brunswick Corporation	544	11/18/22	USD	55.00	USD	3,844	9,520
Carnival Corp.	963	11/18/22	USD	5.00	USD	872	2,408
Consumer Staples Select Sector SPDR Fund	8,794	11/18/22	USD	65.00	USD	63,968	114,322
Frontier Communications Parent Inc.	545	11/18/22	USD	20.00	USD	1,276	14,988
InvesCo QQQ Trust, Series 1	6,427	11/18/22	USD	245.00	USD	178,638	379,193
Invesco Senior Loan ETF	1,632	11/18/22	USD	19.00	USD	3,382	12,240
iShares China Large-Cap ETF	3,993	11/18/22	USD	20.00	USD	8,365	179,685
iShares iBoxx $ High Yield Corporate Bond ETF	718	11/18/22	USD	69.00	USD	5,272	11,488
iShares iBoxx $ High Yield Corporate Bond ETF	783	11/18/22	USD	70.00	USD	5,750	20,750
iShares iBoxx $ Investment Grade Corporate Bond ETF	457	11/18/22	USD	97.00	USD	4,632	15,310
iShares iBoxx $ Investment Grade Corporate Bond ETF	261	11/18/22	USD	95.00	USD	2,645	4,437
iShares MSCI Germany ETF	423	11/18/22	USD	20.00	USD	923	5,288
iShares Russell 2000 ETF	342	11/18/22	USD	160.00	USD	6,270	10,602
Rio Tinto PLC, ADR	224	11/18/22	GBP	45.62	GBP	10,610	388,870
Sabre Corp.	107	11/18/22	USD	5.00	USD	62	1,926
SPDR S&P 500 ETF Trust	3,932	11/18/22	USD	360.00	USD	151,858	638,950
SPDR S&P 500 ETF Trust	698	11/18/22	USD	365.00	USD	26,957	164,030
SPDR S&P 500 ETF Trust	595	11/18/22	USD	300.00	USD	22,979	5,058
VanEck Vectors Semiconductor ETF	301	11/18/22	USD	140.00	USD	5,696	2,107
VanEck Vectors Semiconductor ETF	422	11/18/22	USD	155.00	USD	7,985	12,027
Vertiv Holdings Co.	168	11/18/22	USD	7.50	USD	240	2,520
Western Digital Corp.	590	11/18/22	USD	27.50	USD	2,028	6,785
10-Year U.S. Treasury Note Future	34	11/25/22	USD	106.50	USD	3,763	3,719
AbbVie, Inc.	918	12/16/22	USD	140.00	USD	13,440	257,958
Ally Financial, Inc.	1,037	12/16/22	USD	20.00	USD	2,858	15,555
CommScope Holding Co., Inc.	583	12/16/22	USD	10.00	USD	772	16,033
Edwards Lifesciences Corp.	1,028	12/16/22	USD	80.00	USD	7,446	863,520
Ford Motor Co.	884	12/16/22	USD	8.00	USD	1,182	2,652
Frontier Communications Parent Inc.	581	12/16/22	USD	20.00	USD	1,361	27,598
iShares iBoxx $ High Yield Corporate Bond ETF	327	12/16/22	USD	70.00	USD	2,401	26,814
iShares iBoxx $ High Yield Corporate Bond ETF	521	12/16/22	USD	62.00	USD	3,826	10,941
iShares iBoxx $ High Yield Corporate Bond ETF	261	12/16/22	USD	63.00	USD	1,917	2,610
RingCentral, Inc., Class A	337	12/16/22	USD	22.50	USD	1,197	15,165
Sabre Corp.	324	12/16/22	USD	5.00	USD	188	10,368
SPDR S&P 500 ETF Trust	3,722	12/16/22	USD	350.00	USD	143,747	1,259,897
SPDR S&P 500 ETF Trust	583	12/16/22	USD	365.00	USD	22,516	362,917
SPDR S&P 500 ETF Trust	493	12/16/22	USD	345.00	USD	19,040	135,575
VanEck Vectors Semiconductor ETF	376	12/16/22	USD	110.00	USD	7,115	3,760
Western Digital Corp.	440	12/16/22	USD	27.50	USD	1,512	18,260
Xerox Holdings Corp.	707	12/16/22	USD	11.00	USD	1,034	7,070

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
AbbVie, Inc.	916	01/20/23	USD	140.00	USD	13,410	$416,780
ConocoPhillips	1,445	01/20/23	USD	70.00	USD	18,220	46,240
Energy Select Sector SPDR Fund	2,461	01/20/23	USD	65.00	USD	22,149	131,663
EQT Corp.	2,461	01/20/23	USD	35.00	USD	10,297	442,980
Exxon Mobil Corp.	963	01/20/23	USD	75.00	USD	10,671	37,076
Pioneer Natural Resources Co.	433	01/20/23	USD	210.00	USD	11,103	227,325
SPDR S&P Regional Banking ETF	7,393	01/20/23	USD	60.00	USD	47,278	1,885,215
Valero Energy Corp.	844	01/20/23	USD	90.00	USD	10,596	113,518
Xerox Holdings Corp.	570	01/20/23	USD	10.00	USD	834	8,550
Invesco Senior Loan ETF	783	04/21/23	USD	19.00	USD	1,622	33,278

							17,131,246

							$53,238,857

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
GBP Currency	One Touch	HSBC Bank PLC	—	12/23/22	USD	1.00	USD	1.00	GBP	3,558	$24,653
GBP Currency	One Touch	HSBC Bank PLC	—	12/23/22	USD	1.03	USD	1.03	GBP	3,558	138,227

											$162,880

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Goldman Sachs International	—	11/11/22	CNH	7.00	USD	118,216	$5,347,873
S&P 500 Index	Barclays Bank PLC	18,478	12/16/22	USD	3,849.00	USD	71,546	2,726,098

								8,073,971

Put
GBP Currency	Citibank N.A.	—	11/01/22	USD	1.06	GBP	38,798	45
USD Currency(a)	Citibank N.A.	—	11/14/22	JPY	140.00	USD	37,518	309,414
USD Currency(a)	Citibank N.A.	—	11/15/22	JPY	140.00	USD	33,767	301,873
EUR Currency	Bank of America N.A.	—	11/23/22	USD	0.97	EUR	112,968	544,247
EUR Currency	JPMorgan Chase Bank N.A.	—	11/25/22	CHF	0.94	EUR	85,216	28,296

								1,183,875

								$9,257,846

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Put
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.357	Citibank N.A.	4,025,157	03/17/23	USD	14,841,317	$519,246
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.342	Citibank N.A.	4,025,157	04/21/23	USD	14,841,317	519,245
Dual Binary Option payout at expiry if S&P 500 <= 3687.14 and 10 year swap <= 3.330	Citibank N.A.	4,025,157	05/19/23	USD	14,841,317	519,245

						$1,557,736

(a)	Option only pays if both terms are met on the expiration date.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaptions Purchased

	Paid by the Fund	Received by the Fund			Expiration	Credit	Exercise	Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)	Price	Amount (000)(b)		Value

Put
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
06/20/27	90.00%	5-Year	Quarterly	Goldman Sachs International	11/16/22	NR	USD 0.90	USD	10,890	$6,076
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
12/20/27	90.00%	5-Year	Quarterly	Barclays Bank PLC	11/16/22	NR	USD 0.90	USD	13,925	8,354
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
12/20/27	90.00%	5-Year	Quarterly	Goldman Sachs International	11/16/22	NR	USD 0.90	USD	6,805	4,083
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
12/20/27	91.00%	5-Year	Quarterly	Goldman Sachs International	11/16/22	NR	USD 0.91	USD	10,065	6,703
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
12/20/27	93.50%	5-Year	Quarterly	Morgan Stanley & Co. International PLC	11/16/22	NR	USD 0.94	USD	9,830	9,654
Buy
Protection 5-
Year Credit
Default Swap,		Bought Protection on
12/20/27	94.00%	5-Year	Quarterly	Barclays Bank PLC	11/16/22	NR	USD 0.94	USD	7,160	7,924

										42,794

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 4.46%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80%	USD	1,362,004	$6,851
10-Year Interest Rate Swap, 10/26/33	1-Day SOFR, 3.06%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD	113,447	2,068,749
10-Year Interest Rate Swap, 11/01/33	1-Day SOFR, 3.06%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD	113,447	1,725,608

										3,801,208

Put
1-Year Interest Rate Swap, 02/11/24	3.75%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	Goldman Sachs International	02/09/23	3.75	USD	951,741	10,744,511
1-Year Interest Rate Swap, 04/03/24	2.47%	Annual	1-Day SONIA, 2.18%	Annual	Goldman Sachs International	04/03/23	2.47	GBP	512,248	13,454,373
1-Year Interest Rate Swap, 05/04/24	1.00%	Annual	6-Month EURIBOR, 2.13%	Semi-Annual	Goldman Sachs International	05/02/23	1.00	EUR	706,928	14,469,489

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 10/26/33	4.55%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	Citibank N.A.	10/24/23	4.55%	USD	113,447	$2,095,286
10-Year Interest Rate Swap, 11/01/33	4.40%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD	113,447	2,443,392

										43,207,051

										$47,008,259

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AbbVie, Inc.	1,034	11/11/22	USD	150.00	USD	15,138	$(133,903)
SPX Volatility Index	695	11/16/22	USD	75.00	USD	1,799	(3,475)
Alphabet Inc., Class C	1,819	11/18/22	USD	130.00	USD	17,219	(4,548)
Apple, Inc.	1,244	11/18/22	USD	185.00	USD	19,075	(4,354)
BHP Group Ltd.	325	11/18/22	GBP	26.00	GBP	7,572	(25,091)
Boston Scientific Corp.	3,022	11/18/22	USD	45.00	USD	13,028	(105,769)
Eli Lilly & Co.	687	11/18/22	USD	380.00	USD	24,876	(376,132)
Microsoft Corp.	750	11/18/22	USD	305.00	USD	17,410	(2,625)
Rio Tinto PLC, ADR	112	11/18/22	GBP	56.00	GBP	5,305	(12,068)
SPDR Gold Shares(a)	2,378	11/18/22	USD	185.00	USD	36,124	(2,378)
SPDR S&P 500 ETF Trust	2,706	11/18/22	USD	430.00	USD	104,508	(58,179)
Tesla, Inc.	353	11/18/22	USD	350.00	USD	8,032	(2,295)
Tesla, Inc.	466	11/18/22	USD	360.00	USD	10,603	(2,563)
AbbVie, Inc.	918	12/16/22	USD	155.00	USD	13,440	(191,862)
Alcoa Corp.	1,964	12/16/22	USD	45.00	USD	7,665	(307,366)
Alphabet Inc., Class C	1,639	12/16/22	USD	150.00	USD	15,515	(8,195)
Amazon.com, Inc.	1,525	12/16/22	USD	150.00	USD	15,622	(10,675)
Apple, Inc.	1,233	12/16/22	USD	180.00	USD	18,907	(54,252)
DexCom, Inc.	1,163	12/16/22	USD	110.00	USD	14,047	(1,785,205)
Edwards Lifesciences Corp.	1,028	12/16/22	USD	100.00	USD	7,446	(25,700)
Eli Lilly & Co.	703	12/16/22	USD	390.00	USD	25,455	(534,280)
EQT Corp.	3,053	12/16/22	USD	48.00	USD	12,774	(419,787)
iShares China Large-Cap ETF	13,422	12/16/22	USD	34.00	USD	28,119	(40,266)
Microsoft Corp.	761	12/16/22	USD	295.00	USD	17,665	(17,884)
salesforce.com, Inc.	1,287	12/16/22	USD	185.00	USD	20,925	(366,151)
Shell PLC, ADR	3,513	12/16/22	USD	65.00	USD	19,543	(52,695)
SPDR Gold Shares(a)	2,021	12/16/22	USD	185.00	USD	30,701	(8,084)
Tesla, Inc.	837	12/16/22	USD	350.00	USD	19,045	(33,899)
TJX Cos., Inc.	1,367	12/16/22	USD	75.00	USD	9,856	(298,006)
UnitedHealth Group, Inc.	372	12/16/22	USD	600.00	USD	20,652	(151,590)
Visa, Inc., Class A	493	12/16/22	USD	215.00	USD	10,213	(245,267)
AbbVie, Inc.	916	01/20/23	USD	165.00	USD	13,410	(104,424)
Archer-Daniels-Midland Co.	1,421	01/20/23	USD	110.00	USD	13,781	(174,783)
Atlassian Corp. PLC, Class A	131	01/20/23	USD	250.00	USD	2,656	(119,865)
CF Industries Holdings, Inc.	1,141	01/20/23	USD	125.00	USD	12,124	(410,760)
ConocoPhillips	1,539	01/20/23	USD	150.00	USD	19,405	(340,119)
D.R. Horton, Inc.	821	01/20/23	USD	85.00	USD	6,312	(248,352)
Datadog Inc., Class A	1,037	01/20/23	USD	100.00	USD	8,349	(409,615)
Dynatrace, Inc.	1,331	01/20/23	USD	40.00	USD	4,690	(259,545)
Eli Lilly & Co.	373	01/20/23	USD	430.00	USD	13,506	(107,051)
Energy Select Sector SPDR Fund	1,493	01/20/23	USD	97.00	USD	13,437	(452,379)
EQT Corp.	2,461	01/20/23	USD	50.00	USD	10,297	(449,132)
Exxon Mobil Corp.	1,927	01/20/23	USD	95.00	USD	21,353	(3,444,512)
Home Depot, Inc.	386	01/20/23	USD	320.00	USD	11,431	(283,710)
Humana, Inc.	179	01/20/23	USD	640.00	USD	9,990	(100,240)
Merck & Co., Inc.	1,730	01/20/23	USD	100.00	USD	17,508	(882,300)
MongoDB, Inc.	192	01/20/23	USD	220.00	USD	3,514	(247,680)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TJX Cos., Inc.	1,367	01/20/23	USD	80.00	USD	9,856	$(203,683)
Valero Energy Corp.	1,687	01/20/23	USD	120.00	USD	21,180	(2,306,972)

							(15,829,666)

Put
InvesCo QQQ Trust, Series 1	3,270	11/04/22	USD	245.00	USD	90,890	(8,175)
InvesCo QQQ Trust, Series 1	17,188	11/04/22	USD	265.00	USD	477,740	(1,220,348)
SPDR S&P 500 ETF Trust	5,944	11/11/22	USD	360.00	USD	229,563	(537,932)
Abbott Laboratories	1,046	11/18/22	USD	95.00	USD	10,349	(108,784)
Alphabet Inc., Class C	1,819	11/18/22	USD	95.00	USD	17,219	(577,532)
Alphabet Inc., Class C	1,981	11/18/22	USD	90.00	USD	18,752	(264,463)
Apple, Inc.	1,244	11/18/22	USD	135.00	USD	19,075	(55,358)
BHP Group Ltd.	651	11/18/22	GBP	19.60	GBP	15,167	(230,353)
Consumer Staples Select Sector SPDR Fund	8,794	11/18/22	USD	60.00	USD	63,968	(61,558)
Delphi Automotive PLC	699	11/18/22	USD	82.50	USD	6,366	(104,850)
Dynatrace, Inc.	1,175	11/18/22	USD	35.00	USD	4,141	(252,625)
Generac Holdings, Inc.	38	11/18/22	USD	220.00	USD	440	(395,960)
iShares China Large-Cap ETF	3,993	11/18/22	USD	17.00	USD	8,365	(23,958)
iShares iBoxx $ High Yield Corporate Bond ETF	718	11/18/22	USD	63.00	USD	5,272	(22,258)
iShares iBoxx $ High Yield Corporate Bond ETF	783	11/18/22	USD	65.00	USD	5,750	(3,524)
iShares iBoxx $ Investment Grade Corporate Bond ETF	457	11/18/22	USD	90.00	USD	4,632	(4,113)
iShares iBoxx $ Investment Grade Corporate Bond ETF	261	11/18/22	USD	89.00	USD	2,645	(19,575)
iShares Russell 2000 ETF	342	11/18/22	USD	140.00	USD	6,270	(1,539)
Lululemon Athletica Inc.	657	11/18/22	USD	290.00	USD	21,618	(156,038)
Microsoft Corp.	750	11/18/22	USD	220.00	USD	17,410	(205,875)
Northrop Grumman Corp.	205	11/18/22	USD	430.00	USD	11,255	(31,775)
Rio Tinto PLC, ADR	224	11/18/22	GBP	41.65	GBP	10,610	(101,911)
SPDR S&P 500 ETF Trust	1,646	11/18/22	USD	340.00	USD	63,570	(66,663)
SPDR S&P 500 ETF Trust	3,639	11/18/22	USD	330.00	USD	140,542	(92,795)
SPDR S&P 500 ETF Trust	589	11/18/22	USD	350.00	USD	22,748	(45,648)
SPDR S&P 500 ETF Trust	595	11/18/22	USD	250.00	USD	22,979	(893)
Tesla, Inc.	773	11/18/22	USD	240.00	USD	17,589	(1,435,847)
Tesla, Inc.	353	11/18/22	USD	220.00	USD	8,032	(289,460)
VanEck Vectors Semiconductor ETF	301	11/18/22	USD	110.00	USD	5,696	(2,107)
VanEck Vectors Semiconductor ETF	422	11/18/22	USD	130.00	USD	7,985	(1,477)
Walt Disney Co.	1,803	11/18/22	USD	95.00	USD	19,209	(161,369)
AbbVie, Inc.	918	12/16/22	USD	125.00	USD	13,440	(55,539)
Adobe, Inc.	242	12/16/22	USD	260.00	USD	7,708	(79,255)
Air Products & Chemicals, Inc.	398	12/16/22	USD	220.00	USD	9,966	(98,505)
Alcoa Corp.	1,108	12/16/22	USD	30.00	USD	4,325	(75,898)
Alphabet Inc., Class C	1,639	12/16/22	USD	90.00	USD	15,515	(443,349)
Amazon.com, Inc.	1,525	12/16/22	USD	100.00	USD	15,622	(735,812)
Amazon.com, Inc.	1,491	12/16/22	USD	105.00	USD	15,274	(1,069,792)
Apple, Inc.	1,233	12/16/22	USD	130.00	USD	18,907	(142,412)
Cabot Oil & Gas Corp.	1,971	12/16/22	USD	26.00	USD	6,136	(103,478)
Charles Schwab Corp.	1,394	12/16/22	USD	65.00	USD	11,106	(75,973)
Commerzbank AG	4,712	12/16/22	EUR	7.20	EUR	3,815	(100,118)
Costco Wholesale Corp.	333	12/16/22	USD	440.00	USD	16,700	(167,333)
Crowdstrike Holdings, Inc., Class A	406	12/16/22	USD	150.00	USD	6,545	(354,235)
Domino’s Pizza, Inc.	234	12/16/22	USD	290.00	USD	7,774	(85,410)
Edwards Lifesciences Corp.	1,028	12/16/22	USD	70.00	USD	7,446	(264,710)
Energy Select Sector SPDR Fund	2,061	12/16/22	USD	75.00	USD	18,549	(150,453)
EQT Corp.	3,053	12/16/22	USD	35.00	USD	12,774	(335,830)
General Motors Co.	1,511	12/16/22	USD	33.00	USD	5,931	(80,839)
Home Depot, Inc.	586	12/16/22	USD	260.00	USD	17,353	(208,030)
LVMH Moet Hennessy Louis Vuitton SE	187	12/16/22	EUR	520.00	EUR	11,949	(61,447)
LVMH Moet Hennessy Louis Vuitton SE	176	12/16/22	EUR	550.00	EUR	11,246	(117,404)
Microsoft Corp.	750	12/16/22	USD	215.00	USD	17,410	(326,250)
Microsoft Corp.	761	12/16/22	USD	220.00	USD	17,665	(439,477)
Palo Alto Networks, Inc.	406	12/16/22	USD	150.00	USD	6,967	(150,220)
salesforce.com, Inc.	1,287	12/16/22	USD	130.00	USD	20,925	(194,337)
SAP Investor Relations, ADR	742	12/16/22	USD	80.00	USD	7,128	(42,665)

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Schlumberger NV	1,626	12/16/22	USD	45.00	USD	8,460	$(172,356)
Shell PLC, ADR	3,513	12/16/22	USD	45.00	USD	19,543	(96,608)
Siemens AG, Registered Shares	1,635	12/16/22	EUR	88.00	EUR	18,090	(147,845)
SPDR S&P 500 ETF Trust	3,838	12/16/22	USD	370.00	USD	148,227	(2,899,609)
SPDR S&P 500 ETF Trust	583	12/16/22	USD	340.00	USD	22,516	(130,009)
SPDR S&P 500 ETF Trust	493	12/16/22	USD	315.00	USD	19,040	(40,180)
Tesla, Inc.	837	12/16/22	USD	220.00	USD	19,045	(1,188,540)
Tesla, Inc.	686	12/16/22	USD	200.00	USD	15,609	(526,505)
Visa, Inc., Class A	699	12/16/22	USD	170.00	USD	14,480	(55,571)
Visa, Inc., Class A	493	12/16/22	USD	175.00	USD	10,213	(52,258)
Walt Disney Co.	897	12/16/22	USD	95.00	USD	9,557	(181,194)
Abbott Laboratories	1,753	01/20/23	USD	95.00	USD	17,344	(556,577)
Abbott Laboratories	1,060	01/20/23	USD	90.00	USD	10,488	(201,400)
AbbVie, Inc.	916	01/20/23	USD	125.00	USD	13,410	(135,110)
Adobe, Inc.	60	01/20/23	USD	400.00	USD	1,911	(493,500)
Align Technology, Inc.	269	01/20/23	USD	180.00	USD	5,227	(318,765)
Alphabet Inc., Class C	2,440	01/20/23	USD	80.00	USD	23,097	(381,860)
Alphabet Inc., Class C	1,760	01/20/23	USD	100.00	USD	16,660	(1,496,000)
AstraZeneca PLC	1,264	01/20/23	USD	47.50	USD	7,434	(53,088)
Booking Holdings, Inc.	64	01/20/23	USD	1,700.00	USD	11,965	(481,920)
Comcast Corp., Class A	3,500	01/20/23	USD	30.00	USD	11,109	(448,000)
CVS Health Corp.	1,364	01/20/23	USD	82.50	USD	12,917	(182,094)
CVS Health Corp.	1,142	01/20/23	USD	80.00	USD	10,815	(113,058)
DexCom, Inc.	1,288	01/20/23	USD	80.00	USD	15,556	(135,240)
Dynatrace, Inc.	1,180	01/20/23	USD	35.00	USD	4,158	(395,300)
Eli Lilly & Co.	371	01/20/23	USD	260.00	USD	13,434	(56,392)
Energy Select Sector SPDR Fund	1,493	01/20/23	USD	70.00	USD	13,437	(134,370)
Exxon Mobil Corp.	963	01/20/23	USD	65.00	USD	10,671	(16,371)
Freeport-McMoRan, Inc.	3,504	01/20/23	USD	25.00	USD	11,104	(269,808)
Glencore International PLC	1,180	01/20/23	GBP	4.41	GBP	6,071	(202,104)
Humana, Inc.	289	01/20/23	USD	440.00	USD	16,129	(60,690)
Intuit, Inc.	199	01/20/23	USD	370.00	USD	8,507	(245,765)
Marathon Oil Corp.	3,565	01/20/23	USD	25.00	USD	10,855	(336,892)
McKesson Corp.	335	01/20/23	USD	360.00	USD	13,044	(313,225)
Merck & Co., Inc.	1,035	01/20/23	USD	77.50	USD	10,474	(23,805)
Micron Technology, Inc.	3,231	01/20/23	USD	47.50	USD	17,480	(720,513)
Otis Worldwide Corp.	1,238	01/20/23	USD	65.00	USD	8,745	(194,985)
salesforce.com, Inc.	1,297	01/20/23	USD	160.00	USD	21,088	(1,410,487)
ServiceNow, Inc.	223	01/20/23	USD	450.00	USD	9,383	(1,097,160)
SPDR S&P Regional Banking ETF	7,393	01/20/23	USD	50.00	USD	47,278	(295,720)
TE Connectivity Ltd.	819	01/20/23	USD	110.00	USD	10,011	(260,032)
Valero Energy Corp.	844	01/20/23	USD	75.00	USD	10,596	(44,732)
Visa, Inc., Class A	819	01/20/23	USD	180.00	USD	16,966	(227,273)
Walt Disney Co.	1,343	01/20/23	USD	100.00	USD	14,308	(587,562)
XPO Logistics, Inc.	825	01/20/23	USD	45.00	USD	4,269	(158,813)
iShares Semiconductor ETF	290	03/17/23	USD	290.00	USD	9,468	(445,150)

							(30,427,970)

							$(46,257,636)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
GBP Currency	Down-and-in	Citibank N.A.	11/01/22	USD	1.03	USD	0.98	GBP	38,798	$(45)
GBP Currency	One Touch	HSBC Bank PLC	12/23/22	USD	1.00	USD	1.00	GBP	3,558	(69,407)

										$(69,452)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Goldman Sachs International	11/11/22	CNH	7.15	USD	118,216	$(3,043,245)

Put
EUR Currency	Bank of America N.A.	11/23/22	USD	0.95	EUR	112,968	(152,277)
EUR Currency	JPMorgan Chase Bank N.A.	11/25/22	CHF	0.91	EUR	85,216	(3,200)

							(155,477)

							$(3,198,722)

OTC Credit Default Swaptions Written

Description	Paid by the Fund	Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
	Rate/Reference	Rate/Reference	Frequency
Put
Sold Protection 5-Year Credit Default Swap, 06/20/27	Sold Protection on 5-Year	85.00%	Quarterly	Goldman Sachs International	11/16/22	NR	USD 0.85	USD 10,890	$(4,224)
Sold Protection 5-Year Credit Default Swap, 12/20/27	Sold Protection on 5-Year	85.00%	Quarterly	Barclays Bank PLC	11/16/22	NR	USD 0.85	USD 13,925	(5,364)

									(9,588)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 02/17/25	1.40%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	Morgan Stanley & Co. International PLC	02/15/23	1.40%	USD	526,237	$(14,208)
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	1,362,004	(4,345)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	1,362,004	(5,434)
2-Year Interest Rate Swap, 10/26/25	3.09%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	Citibank N.A.	10/24/23	3.09	USD	453,789	(1,832,407)
2-Year Interest Rate Swap, 11/01/25	2.95%	Semi-Annual	1-Day SOFR, 3.06%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	2.95	USD	453,789	(1,623,791)

										(3,480,185)

Put
10-Year Interest Rate Swap, 11/04/32	1-Day SOFR, 3.06%	Quarterly	2.92%	Semi-Annual	Goldman Sachs International	11/02/22	2.92	USD	121,431	(9,246,910)
10-Year Interest Rate Swap, 11/12/32	1-Day SOFR, 3.06%	Quarterly	2.90%	Semi-Annual	Goldman Sachs International	11/10/22	2.90	USD	193,694	(15,050,927)
10-Year Interest Rate Swap, 11/25/32	1-Day SOFR, 3.06%	Quarterly	3.20%	Semi-Annual	Goldman Sachs International	11/23/22	3.20	USD	115,865	(6,226,191)
1-Year Interest Rate Swap, 02/11/24	1-Day SOFR, 3.06%	Quarterly	4.40%	Semi-Annual	Goldman Sachs International	02/09/23	4.40	USD	1,903,481	(11,266,417)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 3.06%	Quarterly	2.60%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.60	USD	526,237	(19,044,872)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 3.06%	Quarterly	2.70%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.70	USD	526,237	(18,082,010)
1-Year Interest Rate Swap, 03/09/24	1-Day SOFR, 3.06%	Quarterly	4.50%	Semi-Annual	Goldman Sachs International	03/07/23	4.50	USD	935,485	(5,106,532)
2-Year Interest Rate Swap, 03/10/25	1-Day SOFR, 3.06%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	03/08/23	4.03	USD	945,671	(11,355,273)

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 03/25/33	1-Day SOFR, 3.06%	Quarterly	3.27%	Semi-Annual	Goldman Sachs International	03/23/23	3.27%	USD	195,107	$(10,832,584)
1-Year Interest Rate Swap, 04/03/24	1-Day SONIA, 2.18%	Annual	3.22%	Annual	Goldman Sachs International	04/03/23	3.22	GBP	1,024,497	(18,993,661)
10-Year Interest Rate Swap, 04/08/33	1-Day SOFR, 3.06%	Quarterly	3.40%	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/23	3.40	USD	129,333	(6,288,953)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 3.06% 6-Month	Quarterly	3.45%	Semi-Annual	Morgan Stanley & Co. International PLC	04/18/23	3.45	USD	126,946	(5,911,155)
1-Year Interest Rate Swap, 05/04/24	EURIBOR, 2.13%	Semi-Annual	1.75%	Annual	Goldman Sachs International	05/02/23	1.75	EUR	1,413,856	(19,060,947)
10-Year Interest Rate Swap, 05/07/33	1-Day SOFR, 3.06%	Quarterly	3.75%	Semi-Annual	Citibank N.A.	05/05/23	3.75	USD	123,769	(4,151,579)
10-Year Interest Rate Swap, 05/13/33	1-Day SOFR, 3.06%	Quarterly	3.57%	Semi-Annual	Goldman Sachs International	05/11/23	3.57	USD	117,509	(4,895,071)
2-Year Interest Rate Swap, 10/26/25	1-Day SOFR, 3.06%	Quarterly	5.09%	Semi-Annual	Citibank N.A.	10/24/23	5.09	USD	453,789	(1,983,791)
2-Year Interest Rate Swap, 11/01/25	1-Day SOFR, 3.06%	Quarterly	4.95%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	4.95	USD	453,789	(2,275,191)

										(169,772,064)

										$(173,252,249)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AVIS Budget Group Inc.	5.00%	Quarterly	12/20/26	USD	12,271	$(651,732)	$(1,469,161)	$817,429
CDX.NA.HY.37.V2	5.00	Quarterly	12/20/26	USD	157,445	(4,157,787)	(9,205,366)	5,047,579
iTraxx.XO.36.V1	5.00	Quarterly	12/20/26	EUR	44,909	(284,431)	(2,283,878)	1,999,447
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	18,263	(101,704)	(26,533)	(75,171)

						$(5,195,654)	$(12,984,938)	$7,789,284

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	B+	USD 13,728		$(24,167)	$(579,544)	$555,377
iTraxx.XO.38.V1	5.00	Quarterly	12/20/27	B	EUR 54,621		(856,696)	(1,935,149)	1,078,453

							$(880,863)	$(2,514,693)	$1,633,830

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

Eurostat Eurozone HICP ex Tobacco NSA	Monthly	2.69%	Monthly	08/15/32	EUR	14,565	$(24,958)	$303	$(25,261)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 9.60%	Monthly	4.42%	Monthly	N/A	02/28/23	MXN	958,091	$ (1,094,783)	$50	$(1,094,833)
1-Month MXIBOR, 9.60%	Monthly	4.50%	Monthly	N/A	03/03/23	MXN	957,790	(1,085,280)	51	(1,085,331)
1-Month MXIBOR, 9.60%	Monthly	4.68%	Monthly	N/A	02/27/24	MXN	679,790	(2,620,048)	109	(2,620,157)
1-Month MXIBOR, 9.60%	Monthly	4.86%	Monthly	N/A	03/01/24	MXN	679,790	(2,540,779)	109	(2,540,888)
1-Day SOFR, 3.06%	Annual	2.65%	Annual	N/A	05/02/24	USD	1,549,701	(40,042,944)	253,810	(40,296,754)
0.53%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/06/24	USD	204,209	14,421,555	1,276	14,420,279
1-Day SONIA, 2.18%	Monthly	4.26%	Monthly	N/A	09/06/24	GBP	521,418	(3,344,463)	1,651	(3,346,114)
2.00%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/17/25	USD	148,033	6,964,370	655	6,963,715
2.72%	Annual	1-Day SOFR, 3.06%	Annual	N/A	05/02/25	USD	1,840,036	66,045,305	(441,724)	66,487,029
1-Month MXIBOR, 9.60%	Monthly	6.48%	Monthly	N/A	08/12/26	MXN	580,343	(2,757,047)	275	(2,757,322)
1-Month MXIBOR, 9.60%	Monthly	6.43%	Monthly	N/A	08/13/26	MXN	801,213	(3,869,939)	380	(3,870,319)
1-Month MXIBOR, 9.60%	Monthly	6.47%	Monthly	N/A	08/13/26	MXN	796,887	(3,800,466)	377	(3,800,843)
1-Month MXIBOR, 9.60%	Monthly	6.42%	Monthly	N/A	08/14/26	MXN	649,632	(3,149,667)	306	(3,149,973)
1-Month MXIBOR, 9.60%	Monthly	6.44%	Monthly	N/A	08/14/26	MXN	394,136	(1,894,910)	186	(1,895,096)
1-Month MXIBOR, 9.60%	Monthly	6.42%	Monthly	N/A	08/17/26	MXN	585,216	(2,829,115)	271	(2,829,386)
1-Day SOFR, 3.06%	Annual	2.67%	Annual	N/A	05/02/27	USD	205,746	(11,011,593)	(139,586)	(10,872,007)
1-Day SOFR, 3.06%	Annual	2.91%	Annual	N/A	10/06/27	USD	259,533	(12,879,230)	2,348	(12,881,578)
1.08%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/17/30	USD	26,559	5,520,410	3,435,272	2,085,138
0.02%	Annual	6-Month EURIBOR, 2.13%	Semi-Annual	N/A	08/26/31	EUR	103,788	23,535,083	2,106	23,532,977
1-Day SOFR, 3.06%	Annual	2.65%	Annual	N/A	05/02/32	USD	839,546	(75,355,880)	750,633	(76,106,513)
2.58%	Annual	1-Day SOFR, 3.06%	Annual	N/A	05/24/32	USD	159,068	15,466,115	(150,681)	15,616,796
2.60%	Annual	1-Day SOFR, 3.06%	Annual	N/A	05/26/32	USD	26,061	2,494,082	399	2,493,683
1-Day SOFR, 3.06%	Annual	3.47%	Annual	N/A	10/04/32	USD	111,214	(3,262,734)	1,724	(3,264,458)
1-Day SOFR, 3.06%	Annual	3.42%	Annual	N/A	10/05/32	USD	53,594	(1,802,932)	857	(1,803,789)
1-Day SOFR, 3.06%	Annual	3.05%	Annual	N/A	10/28/32	USD	118,850	(7,636,194)	1,910	(7,638,104)
1-Day SOFR, 3.06%	Annual	2.88%	Annual	N/A	11/02/32	USD	120,735	(9,449,010)	1,942	(9,450,952)
2.61%	Annual	1-Day SOFR, 3.06%	Annual	N/A	05/02/42	USD	19,667	2,955,447	47,522	2,907,925
2.43%	Annual	1-Day SOFR, 3.06%	Annual	N/A	05/02/52	USD	577,068	104,021,902	(1,258,018)	105,279,920

								$50,997,255	$2,514,210	$48,483,045

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Bombardier, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	USD	8,698	$(206,109)	$310,113	$(516,222)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	410	67,429	45,057	22,372
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	410	67,429	45,111	22,318
Staples Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	790	89,894	75,412	14,482
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	800	201,820	220,081	(18,261)
Ford Motor Company	5.00	Quarterly	Citibank N.A.	06/20/27	USD	745	(46,672)	(33,830)	(12,842)
General Electric Co.	1.00	Quarterly	Goldman Sachs International	06/20/27	USD	3,320	14,071	63,402	(49,331)
Borgwarner Inc.	1.00	Quarterly	BNP Paribas S.A.	12/20/27	USD	1,330	13,290	19,010	(5,720)
Ford Motor Company	5.00	Quarterly	Citibank N.A.	12/20/27	USD	2,870	(178,757)	(169,370)	(9,387)
Ford Motor Company	5.00	Quarterly	Goldman Sachs International	12/20/27	USD	830	(51,696)	(26,123)	(25,573)
Ford Motor Company	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	1,695	(105,572)	(74,674)	(30,898)

							$(134,873)	$474,189	$(609,062)

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER, 0.05%	Monthly	9.39%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	289,615	$(3,495,811)	$—	$(3,495,811)
1-Day BZDIOVER, 0.05%	Monthly	9.42%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	315,948	(3,751,676)	—	(3,751,676)
1-Day BZDIOVER, 0.05%	Monthly	9.54%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	314,783	(3,492,487)	—	(3,492,487)

									$(10,739,974)	$—	$(10,739,974)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 1.70%, 3.06%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas S.A.	N/A	12/16/22	USD	13,478	$(284,364)	$—	$(284,364)
1-Day SOFR minus 1.25%, 3.06%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	Goldman Sachs International	N/A	12/16/22	USD	39,282	(668,537)	—	(668,537)
1-Day SOFR minus 1.70%, 3.06%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	JPMorgan Chase Bank N.A.	N/A	12/16/22	USD	18,918	(222,175)	—	(222,175)
1-Day SOFR minus 1.80%, 3.06%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Merrill Lynch International	N/A	12/16/22	USD	31,168	(453,014)	—	(453,014)
1-Day SOFR minus 0.45%, 3.06%	Quarterly	SPDR Bloomberg High Yield Bond ETF	Quarterly	Barclays Bank PLC	N/A	12/16/22	USD	9,161	(208,035)	—	(208,035)
1-Day SOFR minus 0.20%, 3.06%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	BNP Paribas S.A.	N/A	12/16/22	USD	42,316	(1,168,017)	—	(1,168,017)
1-Day SOFR plus 0.15%, 3.06%	Quarterly	SPDR Bloomberg High Yield Bond ETF	Monthly	Citibank N.A.	N/A	12/16/22	USD	16,443	(330,007)	—	(330,007)
1-Day SOFR minus 0.25%, 3.06%	Quarterly	SPDR Bloomberg High Yield Bond ETF	Monthly	Goldman Sachs International	N/A	12/16/22	USD	3,782	(84,041)	—	(84,041)
Pitney Bowes, Inc.	Quarterly	1-Day SOFR minus 0.25%, 3.06%	Quarterly	Citibank N.A.	N/A	12/27/22	USD	54	(15,509)	—	(15,509)

									$(3,433,699)	$—	$(3,433,699)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Short	Monthly	Citibank N.A.(b)	02/24/23 – 02/27/23	$(76,629,661)	$(1,496,171	)(c)	$(78,167,508)	0.4%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(94,813,054)	(3,627,893	)(e)	(98,603,207)	0.5

					$(5,124,064)		$(176,770,715)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $41,676 of net dividends and financing fees.
(e)	Amount includes $162,260 of net dividends and financing fees.
The	following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	15-112 basis points	15-275 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 and February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo	(48,254)	$(561,430)	0.7%

China
Bilibili, Inc., Class Z	(179,980)	(1,603,873)	2.0
China Vanke Co., Ltd., Class H	(1,367,022)	(1,754,336)	2.2
Kuaishou Technology	(142,400)	(588,092)	0.8
Longfor Group Holdings Ltd.	(406,000)	(517,319)	0.7

		(4,463,620)

Germany
Beiersdorf AG	(27,971)	(2,685,081)	3.4
Covestro AG	(59,383)	(2,015,816)	2.6
Siemens Healthineers AG	(55,225)	(2,529,998)	3.2

		(7,230,895)

Hong Kong
China Overseas Land & Investment Ltd.	(799,500)	(1,527,780)	2.0

Italy
Leonardo SpA	(83,826)	(673,466)	0.8
Nexi SpA	(87,343)	(755,122)	1.0

		(1,428,588)

Japan
ENEOS Holdings, Inc.	(341,400)	(1,126,161)	1.4
Lasertec Corp.	(4,200)	(590,146)	0.8

Security	Shares	Value	% of Basket Value

Japan (continued)
Money Forward, Inc.	(65,400)	$(1,850,234)	2.4%
Open House Co. Ltd.	(33,300)	(1,184,461)	1.5

		(4,751,002)

Netherlands
Just Eat Takeaway.com NV	(149,783)	(2,570,288)	3.3
Prosus NV	(34,836)	(1,506,367)	1.9

		(4,076,655)

South Korea
HYBE Co. Ltd.	(7,881)	(667,107)	0.9
Kakao Corp.	(44,805)	(1,589,447)	2.0
Ncsoft Corp.	(4,910)	(1,341,311)	1.7

		(3,597,865)

Spain
Ferrovial SA	(34,733)	(848,817)	1.1

Sweden
Electrolux AB, Class B	(142,646)	(1,759,849)	2.2
Fastighets AB Balder, B Shares	(610,076)	(2,290,007)	2.9
Saab AB, Class B	(11,027)	(389,628)	0.5
Sagax AB, Class B	(23,960)	(441,519)	0.6
Sweco AB, B Shares	(15,920)	(119,617)	0.2

		(5,000,620)

Switzerland
Adecco Group AG, Registered Shares	(42,429)	(1,327,856)	1.7

United States
Allstate Corp.	(16,052)	(2,026,563)	2.6
Caesars Entertainment, Inc.	(42,175)	(1,844,313)	2.4
CarMax, Inc.	(12,796)	(806,276)	1.0
Coinbase Global, Inc., Class A	(66,528)	(4,407,480)	5.6
EPAM Systems, Inc.	(1,419)	(496,650)	0.6
Etsy, Inc.	(17,551)	(1,648,214)	2.1
Ford Motor Co.	(61,783)	(826,039)	1.1

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

United States (continued)
Illumina, Inc.	(14,879)	$(3,404,613)	4.4%
Lamb Weston Holdings, Inc.	(27,601)	(2,379,758)	3.1
Las Vegas Sands Corp.	(49,513)	(1,881,989)	2.4
Lennar Corp., Class A	(26,119)	(2,107,803)	2.7
Norwegian Cruise Line Holdings Ltd.	(89,275)	(1,507,855)	1.9
Paramount Global, Class B	(161,495)	(2,958,588)	3.8
PPG Industries, Inc.	(21,975)	(2,509,106)	3.2
PulteGroup, Inc.	(84,464)	(3,377,715)	4.3
Quanta Services, Inc.	(12,149)	(1,725,644)	2.2
Snap, Inc., Class A	(54,829)	(543,355)	0.7
Take-Two Interactive Software, Inc.	(26,233)	(3,108,086)	4.0
Teledyne Technologies, Inc.	(10,958)	(4,361,065)	5.6
Viatris, Inc.	(141,290)	(1,431,268)	1.8

		(43,352,380)

Net Value of Reference Entity — Citibank N.A		$(78,167,508)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
Allkem Ltd.	(91,430)	$(844,782)	0.8%
AMP Ltd.	(2,985,211)	(2,407,357)	2.4
IDP Education Ltd.	(71,475)	(1,348,504)	1.4
OZ Minerals Ltd.	(100,864)	(1,561,781)	1.6
Pilbara Minerals Ltd.	(574,086)	(1,865,922)	1.9

		(8,028,346)

Brazil
Localiza Rent a Car SA	(173,417)	(2,368,180)	2.4
Magazine Luiza SA	(3,189,862)	(2,760,368)	2.8

		(5,128,548)

Canada
Shaw Communications, Inc., Class B	(162,713)	(4,179,049)	4.2

China
China Southern Airlines Co., Ltd., Class H	(1,358,000)	(701,059)	0.7
Country Garden Holdings Co., Ltd.	(2,267,230)	(292,227)	0.3
Fuyao Glass Industry Group Co., Ltd., Class H	(113,600)	(407,109)	0.4
Geely Automobile Holdings Ltd.	(451,000)	(485,358)	0.5
Li Ning Co. Ltd.	(250,000)	(1,293,230)	1.3
Xiaomi Corp., Class B	(4,658,200)	(5,231,496)	5.3
Zhuzhou CRRC Times Electric Co., Ltd.	(354,000)	(1,535,830)	1.6

		(9,946,309)

Comoros
Shandong Gold Mining Co. Ltd., Class H	(1,073,750)	(1,706,641)	1.7

Finland
Orion OYJ, Class B	(43,607)	(2,006,716)	2.0

France
Alstom SA	(63,672)	(1,310,448)	1.3

Security	Shares	Value	% of Basket Value

Germany
Delivery Hero SE	(56,495)	$(1,859,188)	1.9%
Vonovia SE	(64,897)	(1,434,912)	1.4

		(3,294,100)

Hong Kong
CK Asset Holdings Ltd.	(265,500)	(1,467,834)	1.5

Japan
Hitachi Metals Ltd.	(58,900)	(860,188)	0.9
Olympus Corp.	(117,600)	(2,479,536)	2.5
Tokyo Electric Power Co. Holdings, Inc.	(231,000)	(752,497)	0.8

		(4,092,221)

Netherlands
Aegon NV	(565,837)	(2,619,348)	2.7

Poland
Inpost SA	(254,388)	(1,621,627)	1.7

South Korea
Iljin Materials Co., Ltd.	(20,659)	(876,611)	0.9
Posco Chemical Co., Ltd.	(30,234)	(4,221,539)	4.3

		(5,098,150)

Sweden
Swedish Match AB	(179,024)	(1,841,242)	1.9

Switzerland
Bachem Holding AG	(25,155)	(1,803,766)	1.8

United Kingdom
Ocado Group PLC	(256,670)	(1,391,484)	1.4

United States
Advanced Micro Devices, Inc.	(21,060)	(1,264,860)	1.3
DISH Network Corp., Class A	(221,864)	(3,307,992)	3.4
Dollar Tree, Inc.	(15,943)	(2,526,966)	2.6
DXC Technology Co.	(100,194)	(2,880,578)	2.9
Electronic Arts, Inc.	(16,275)	(2,049,999)	2.1
Fiserv, Inc.	(17,785)	(1,827,231)	1.8
International Business Machines Corp.	(36,205)	(5,006,789)	5.1
Marvell Technology, Inc.	(58,712)	(2,329,692)	2.4
Mohawk Industries, Inc.	(12,613)	(1,195,082)	1.2
PACCAR, Inc.	(32,299)	(3,127,512)	3.2
Paypal Holdings, Inc.	(14,994)	(1,253,199)	1.3
PerkinElmer, Inc.	(27,567)	(3,682,400)	3.7
Ross Stores, Inc.	(50,520)	(4,834,259)	4.9
STERIS PLC	(23,738)	(4,096,704)	4.1
Wynn Resorts Ltd.	(27,462)	(1,754,822)	1.8
Zoom Video Communications, Inc., Class A	(23,097)	(1,927,214)	1.9

		(43,065,299)

		(98,601,128)

Rights

Brazil
Localiza Rent a Car SA, (Expires 10/26/22, Strike Price BRL 50.35)	(532)	(2,079)	0.0

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(98,603,207)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$4,504,522	$(17,489,640)	$249,285,747	$(191,404,849)	$—
OTC Swaps	778,186	(303,997)	59,172	(19,965,971)	—
Options Written	N/A	N/A	31,750,152	(148,917,829)	(222,787,647)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$28,288,433	$—	$129,745,027	$—	$158,033,460
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	131,823,307	—	—	131,823,307
Options purchased
Investments at value — unaffiliated(b)	—	42,794	55,938,111	6,694,628	47,035,103	1,557,736	111,268,372

Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	9,498,285	—	—	239,787,462	—	249,285,747
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	837,358	—	—	—	—	837,358

	$—	$10,378,437	$84,226,544	$138,517,935	$416,567,592	$1,557,736	$651,248,244

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,545,867	$—	$136,850,642	$—	$145,396,509
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	129,550,818	—	—	129,550,818
Options written
Options written at value	—	9,588	46,257,636	3,268,174	173,252,249	—	222,787,647
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	75,171	—	—	191,304,417	25,261	191,404,849
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	972,231	8,557,763	—	10,739,974	—	20,269,968

	$—	$1,056,990	$63,361,266	$132,818,992	$512,147,282	$25,261	$709,409,791

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended October 31, 2022, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$76,060,851	$—	$(12,852,917)	$—	$63,207,934
Forward foreign currency exchange contracts	—	—	—	(294,899,845)	—	—	(294,899,845)
Options purchased(a)	—	(229,257)	(29,141,717)	10,760,760	(11,392,145)	—	(30,002,359)

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$501,645	$57,513,086	$889,046	$(15,471,510)	$—	$43,432,267
Swaps	—	(16,215,279)	32,981,672	—	16,830,730	(2)	33,597,121

	$—	$(15,942,891)	$137,413,892	$(283,250,039)	$(22,885,842)	$(2)	$(184,664,882)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$771,723	$—	$(18,560,658)	$—	$(117,094,009)	$—	$(134,882,944)
Forward foreign currency exchange contracts	—	—	—	177,322,172	—	—	177,322,172
Options purchased(b)	—	(434,794)	(33,223,704)	(12,460,333)	30,119,605	—	(15,999,226)
Options written	—	70,909	34,868,278	4,655,232	(99,186,243)	—	(59,591,824)
Swaps	—	4,897,595	(19,101,354)	—	20,420,588	(25,261)	6,191,568

	$771,723	$4,533,710	$(36,017,438)	$169,517,071	$(165,740,059)	$(25,261)	$(26,960,254)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,342,267,282
Average notional value of contracts — short	$3,931,950,258
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,705,277,002
Average amounts sold — in USD	$3,911,013,347
Options:
Average value of option contracts purchased	$69,262,962
Average value of option contracts written	$50,261,145
Average notional value of swaption contracts purchased	$3,183,905,552
Average notional value of swaption contracts written	$11,156,178,805
Credit default swaps:
Average notional value — buy protection	$276,699,868
Average notional value — sell protection	$230,678,633
Interest rate swaps:
Average notional value — pays fixed rate	$3,111,159,970
Average notional value — receives fixed rate	$3,779,156,344
Inflation swaps:
Average notional value — receives fixed rate	$7,196,929
Total return swaps:
Average notional value	$187,690,097

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$15,603,566		$11,486,551
Forward foreign currency exchange contracts	131,823,307		129,550,818
Options	111,268,372	(a)	222,787,647
Swaps — centrally cleared	—		9,224,381
Swaps — OTC(b)	837,358		20,269,968

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	259,532,603		393,319,365

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(68,842,423)		(66,968,568)

Total derivative assets and liabilities subject to an MNA	$190,690,180		$326,350,797

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$18,392,011	$(2,089,891)	$—	$—	$16,302,120
Barclays Bank PLC	3,209,812	(3,209,812)	—	—	—
BNP Paribas S.A.	3,372,318	(3,372,318)	—	—	—
Citibank N.A.	12,315,875	(11,520,943)	—	—	794,932
Deutsche Bank AG	632,366	(632,366)	—	—	—
Goldman Sachs International	44,627,950	(44,627,950)	—	—	—
HSBC Bank PLC	84,081,497	(32,856,210)	—	—	51,225,287
JPMorgan Chase Bank N.A.	8,919,339	(8,919,339)	—	—	—
Morgan Stanley & Co. International PLC	7,255,459	(7,255,459)	—	—	—
UBS AG	7,883,553	(7,883,553)	—	—	—

	$190,690,180	$(122,367,841)	$—	$—	$68,322,339

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$2,089,891	$(2,089,891)	$—	$—	$—
Barclays Bank PLC	21,291,888	(3,209,812)	—	—	18,082,076
BNP Paribas S.A.	12,553,736	(3,372,318)	(31,460)	—	9,149,958
Citibank N.A.	11,520,943	(11,520,943)	—	—	—
Deutsche Bank AG	3,630,822	(632,366)	—	—	2,998,456
Goldman Sachs International	115,953,848	(44,627,950)	(797,326)	—	70,528,572
HSBC Bank PLC	32,856,210	(32,856,210)	—	—	—
JPMorgan Chase Bank N.A.	41,521,783	(8,919,339)	(98,917)	—	32,503,527
Merrill Lynch International	453,014	—	(7,820)	—	445,194
Morgan Stanley & Co. International PLC	52,403,904	(7,255,459)	(515,994)	—	44,632,451
UBS AG	32,074,758	(7,883,553)	(121,292)	—	24,069,913

	$326,350,797	$(122,367,841)	$(1,572,809)	$—	$202,410,147

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$269,985,018	$23,009,500	$292,994,518
Common Stocks
Argentina	2,728,302	—	—	2,728,302
Australia	—	125,402,114	280	125,402,394
Belgium	—	3,712,874	—	3,712,874
Brazil	8,495,597	—	—	8,495,597

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Canada	$201,605,207	$—	$—	$201,605,207
Cayman Islands	—	—	6,076,858	6,076,858
Chile	5,336,856	—	—	5,336,856
China	7,766,110	198,987,264	—	206,753,374
Denmark	—	34,659,170	—	34,659,170
Finland	—	5,804,525	9,689,750	15,494,275
France	—	321,716,942	—	321,716,942
Germany	—	452,063,030	—	452,063,030
Hong Kong	—	34,685,190	—	34,685,190
India	—	3,386,518	16,333,577	19,720,095
Ireland	10,706,587	6,228,888	—	16,935,475
Israel	50,323,319	—	—	50,323,319
Italy	—	46,470,829	—	46,470,829
Japan	—	174,529,417	—	174,529,417
Jordan	—	704,396	—	704,396
Mexico	6,201,328	—	—	6,201,328
Netherlands	38,681,152	286,163,563	—	324,844,715
Norway	—	8,499,818	—	8,499,818
Poland	—	742,789	—	742,789
Saudi Arabia	—	430,886	—	430,886
South Africa	—	19,404,283	—	19,404,283
South Korea	—	109,511,700	—	109,511,700
Spain	—	60,991,117	—	60,991,117
Sweden	—	69,654,747	—	69,654,747
Switzerland	49,471,737	106,294,829	—	155,766,566
Taiwan	—	58,879,027	—	58,879,027
United Arab Emirates	—	—	28	28
United Kingdom	68,708,029	344,080,318	—	412,788,347
United States	6,499,172,550	103,834,038	100,503,232	6,703,509,820
Corporate Bonds	—	1,614,282,031	347,075,987	1,961,358,018
Floating Rate Loan Interests	—	313,286,314	376,070,585	689,356,899
Foreign Agency Obligations	—	1,859,419,454	—	1,859,419,454
Investment Companies	208,262,793	—	—	208,262,793
Non-Agency Mortgage-Backed Securities	—	640,562,740	50,871,978	691,434,718
Other Interests	—	—	27,565,653	27,565,653
Preferred Securities
Capital Trusts	—	13,439,428	—	13,439,428
Preferred Stocks
Brazil	1,909,577	—	17,261,883	19,171,460
Germany	21,689,289	1,080,737	23,485,392	46,255,418
United States	48,728,833	42,586,938	390,018,228	481,333,999
India	—	—	11,556,292	11,556,292
United Kingdom	—	—	9,413,606	9,413,606
Sweden	—	—	1,434,425	1,434,425
Trust Preferreds	24,080,104	—	—	24,080,104
U.S. Government Sponsored Agency Securities	—	370,525,717	—	370,525,717
U.S. Treasury Obligations	—	1,859,124,611	—	1,859,124,611
Warrants
Israel	24,646	—	649,474	674,120
Switzerland	2,277	—	—	2,277
United Kingdom	152,461	—	—	152,461
United States	731,342	22,941,292	1,374,819	25,047,453
Short-Term Securities
Certificates of Deposit	—	29,427,284	—	29,427,284
Money Market Funds	113,614,940	—	—	113,614,940
Time Deposits	—	13,255,036	—	13,255,036
U.S. Treasury Obligations	—	328,215,247	—	328,215,247
Options Purchased
Credit Contracts	—	42,794	—	42,794
Equity Contracts	53,212,013	2,726,098	—	55,938,111
Foreign Currency Exchange Contracts	—	6,669,975	24,653	6,694,628

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Interest Rate Contracts	$26,844	$47,008,259	$—	$47,035,103
Other Contracts	—	1,557,736	—	1,557,736
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Investments
Investments Sold Short
Common Stocks
France	—	(5,499,291)	—	(5,499,291)
United Kingdom	—	(5,508,792)	—	(5,508,792)
United States	(7,722,229)	—	—	(7,722,229)
TBA Sale Commitments	—	(161,987,203)	—	(161,987,203)

	$7,413,909,664	$9,839,979,695	$1,412,416,200	18,666,305,559

Investments Valued at NAV(b)				244,835,846

				$18,911,141,405

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$9,557,457	$—	$9,557,457
Equity Contracts	27,930,776	357,657	—	28,288,433
Foreign Currency Exchange Contracts	—	131,823,307	—	131,823,307
Interest Rate Contracts	129,745,027	239,787,462	—	369,532,489
Liabilities
Credit Contracts	—	(752,993)	—	(752,993)
Equity Contracts	(54,250,214)	(9,111,052)	—	(63,361,266)
Foreign Currency Exchange Contracts	—	(132,818,992)	—	(132,818,992)
Interest Rate Contracts	(136,850,642)	(375,296,640)	—	(512,147,282)
Other Contracts	—	(25,261)	—	(25,261)

	$(33,425,053)	$(136,479,055)	$—	$(169,904,108)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Other Interests

Assets
Opening balance, as of April 30, 2022	$25,242,775	$148,923,964	$361,125,370	$415,107,251	$80,994,599	$—	$27,182,620
Transfers into Level 3	—	—	—	6,960,545	17,191,378	—	—
Transfers out of Level 3	—	—	—	(5,642,842)	(43,509,060)	—	—
Accrued discounts/premiums	—	—	(6,535)	358,894	96,538	—	—
Net realized gain (loss)	—	—	(2,102,365)	(22,877)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(2,233,275)	(26,040,996)	(19,638,905)	(16,011,038)	(3,901,477)	(57,913)	383,033
Purchases	—	9,720,757	27,961,127	67,525,838	—	82,566	—
Sales	—	—	(20,262,705)	(92,205,186)	—	—	—

Closing balance, as of October 31, 2022	$23,009,500	$132,603,725	$347,075,987	$376,070,585	$50,871,978	$24,653	$27,565,653

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022(b)	$(2,233,275)	$(26,040,996)	$(20,853,139)	$(16,431,397)	$(3,901,477)	$(57,913)	$383,034

	Preferred Stocks	U.S. Government Sponsored Agency Securities	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total
Assets
Opening balance, as of April 30, 2022	$516,568,839	$2,062,614	$(73,694)	$—	$263,058	$1,577,397,396
Transfers into Level 3	—	—	—	—	—	24,151,923
Transfers out of Level 3	—	(2,062,614)	—	—	—	(51,214,516)
Accrued discounts/premiums	—	—	—	—	—	448,897
Net realized gain (loss)	—	—	—	—	—	(2,125,242)

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Global Allocation Fund, Inc.

	Preferred Stocks	U.S. Government Sponsored Agency Securities	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total
Net change in unrealized appreciation (depreciation)(a)(b)	$(82,949,295)	$—	$73,694	$—	$1,761,234	$(148,614,938)
Purchases	19,550,282	—	—	—	1	124,840,571
Sales	—	—	—	—	—	(112,467,891)

Closing balance, as of October 31, 2022	$453,169,826	$—	$—	$—	$2,024,293	$1,412,416,200

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022(b)	$(82,949,295)	$—	$—	$—	$1,761,234	$(150,323,224)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted pricing information in the amount of $108,636,221. A significant change in the information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$132,440,934	Market	Revenue Multiple	2.75x - 17.19x		6.64x
			Time to Exit	1.3 - 1.6 years		1.5 years
			Volatility	48% - 72%		60%
		Income	Discount Rate	16% - 16%		16%

Corporate Bonds	335,394,331	Income	Discount Rate	9% - 35%		16%
		Market	Estimated Recovery Value	31%

Floating Rate Loan Interests(b)(c)	358,826,882	Income	Discount Rate	5% - 16%		11%
			Credit Spread	263 - 468		358

Other Interests	27,565,653	Income	Discount Rate	6%

Preferred Stocks(c)	447,527,886	Income	Discount Rate	12%		—
		Market	Revenue Multiple	0.07x - 31.00x		13.42x
			EBITDA Multiple	3.60x		—
			Time to Exit	1.5 - 5.0 years		3.7 years
			Volatility	50% - 90%		67%
			Market Adjustment Multiple	1.00x		—

Warrants	2,024,293	Market	Revenue Multiple	12.75x - 18.47x		15.24x
			Time to Exit	0.4 - 5.0 years		4.9 years
			Volatility	40% - 63%		59%

	$1,303,779,979

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end October 31, 2022, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $6,178,795 changed to Discount Cash Flow approach. The investments were previously valued utilizing a prior recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

The fund valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction, for which inputs are unobservable, is $68,507,185 as of October 31, 2022.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Statement of Assets and Liabilities (unaudited)

October 31, 2022

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$18,520,894,006
Investments, at value — affiliated(c)	570,964,914
Cash	20,680,106
Cash pledged:
Futures contracts	99,622,000
Centrally cleared swaps	53,266,000
Foreign currency, at value(d)	9,642,282
Receivables:
Investments sold	586,641,642
Options written	7,174,328
Securities lending income — affiliated	254,880
Swaps	17,061,559
TBA sale commitments	161,894,244
Capital shares sold	9,271,257
Dividends — unaffiliated	9,386,402
Dividends — affiliated	777,158
Interest — unaffiliated	47,896,879
Variation margin on futures contracts	15,603,566
Foreign withholding tax reclaims	2,428,279
Swap premiums paid	778,186
Unrealized appreciation on:
Forward foreign currency exchange contracts	131,823,307
OTC swaps	59,172
Prepaid expenses	259,162

Total assets	20,266,379,329

LIABILITIES
Investments sold short, at value(e)	18,730,312
Collateral on securities loaned	227,706,450
Options written, at value(f)	222,787,647
TBA sale commitments, at value(g)	161,987,203
Payables:
Investments purchased	890,529,174
Swaps	4,759,613
Accounting services fees	1,023,304
Capital shares redeemed	26,679,006
Custodian fees	1,282,999
Deferred foreign capital gain tax	1,026,347
Dividends on short sales	148,544
Investment advisory fees	11,136,027
Directors’ and Officer’s fees	39,397
Options written	11,096,146
Other accrued expenses	153,887
Professional fees	507,913
Service and distribution fees	2,546,540
Transfer agent fees	3,886,166
Variation margin on futures contracts	11,486,551
Variation margin on centrally cleared swaps	9,224,381
Swap premiums received	303,997
Unrealized depreciation on:
Forward foreign currency exchange contracts	129,550,818
OTC swaps	19,965,971

Total liabilities	1,756,558,393

NET ASSETS	$18,509,820,936

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2022

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$18,877,789,526
Accumulated loss	(367,968,590)

NET ASSETS	$18,509,820,936

(a) Investments, at cost — unaffiliated	$17,356,778,164
(b) Securities loaned, at value	$219,352,374
(c) Investments, at cost — affiliated	$751,477,022
(d) Foreign currency, at cost	$9,269,022
(e) Proceeds received from investments sold short	$18,201,877
(f) Premiums received	$105,619,970
(g) Proceeds from TBA sale commitments	$161,894,244

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	57

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2022

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$7,229,626,930

Shares outstanding	447,289,705

Net asset value	$16.16

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$9,132,304,536

Shares outstanding	570,529,356

Net asset value	$16.01

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$586,987,775

Shares outstanding	42,208,038

Net asset value	$13.91

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,271,693,355

Shares outstanding	78,704,867

Net asset value	$16.16

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$289,208,340

Shares outstanding	19,360,937

Net asset value	$14.94

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations (unaudited)

Six Months Ended October 31, 2022

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$137,086,251
Dividends — affiliated	18,700,296
Interest — unaffiliated	129,536,517
Securities lending income — affiliated — net	1,590,072
Other income — unaffiliated	4,893,318
Foreign withholding tax claims	7,473,105
Foreign taxes withheld	(6,885,413)

Total investment income	292,394,146

EXPENSES
Investment advisory	76,275,331
Service and distribution — class specific	16,587,795
Transfer agent — class specific	7,998,446
Professional	1,515,700
Accounting services	955,253
Custodian	798,591
Registration	196,188
Directors and Officer	133,992
Miscellaneous	447,528

Total expenses excluding dividend expense	104,908,824
Dividends expense — unaffiliated	254,755

Total expenses	105,163,579
Less:
Fees paid indirectly	(2,397)
Fees waived and/or reimbursed by the Manager	(4,981,162)

Total expenses after fees waived and/or reimbursed	100,180,020

Net investment income	192,214,126

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(328,103,542)
Investments — affiliated	(29,082,132)
Forward foreign currency exchange contracts	(294,899,845)
Foreign currency transactions	38,840,880
Futures contracts	63,207,934
Options written	43,432,267
Short sales — unaffiliated	766,640
Swaps	33,597,121

(472,240,677)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(1,250,059,233)
Investments — affiliated	(21,123,243)
Forward foreign currency exchange contracts	177,322,172
Foreign currency translations	(931,687)
Futures contracts	(134,882,944)
Options written	(59,591,824)
Short sales — unaffiliated	751,714
Swaps	6,191,568
Unfunded floating rate loan interests	73,694

(1,282,249,783)

Net realized and unrealized loss	(1,754,490,460)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,562,276,334)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$10
(b) Net of reduction in deferred foreign capital gain tax of	$1,731,691

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	59

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$192,214,126	$278,264,475
Net realized gain (loss)	(472,240,677)	1,495,191,769
Net change in unrealized appreciation (depreciation)	(1,282,249,783)	(4,454,303,117)

Net decrease in net assets resulting from operations	(1,562,276,334)	(2,680,846,873)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(450,892,290)	(980,540,274)
Investor A	(553,935,119)	(1,242,711,893)
Investor C	(41,577,309)	(107,675,473)
Class K	(77,509,183)	(177,923,588)
Class R	(17,982,109)	(39,866,949)

Decrease in net assets resulting from distributions to shareholders	(1,141,896,010)	(2,548,718,177)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(760,857,751)	141,980,707

NET ASSETS
Total decrease in net assets	(3,465,030,095)	(5,087,584,343)
Beginning of period	21,974,851,031	27,062,435,374

End of period	$18,509,820,936	$21,974,851,031

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$18.50		$22.84	$19.93		$19.36		$18.81	$20.39	$18.43

Net investment income(a)	0.18		0.27	0.11		0.17		0.30	0.28	0.25
Net realized and unrealized gain (loss)		(1.52)	(2.45)	3.82		1.75		1.45	(0.84)	2.12

Net increase (decrease) from investment operations		(1.34)	(2.18)	3.93		1.92		1.75	(0.56)	2.37

Distributions(b)
From net investment income	—		(0.27)	(0.14)		(0.12)		(0.22)	(0.32)	(0.26)
From net realized gain		(1.00)	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions		(1.00)	(2.16)	(1.02)		(1.35)		(1.20)	(1.02)	(0.41)

Net asset value, end of period	$16.16		$18.50	$22.84		$19.93		$19.36	$18.81	$20.39

Total Return(c)
Based on net asset value	(7.29	)%(d)	(10.58)%	20.07	%(d)	10.23	%(e)	9.96%	(2.94)%	13.10%

Ratios to Average Net Assets(f)
Total expenses	0.87	%(g)	0.88%	0.86	%(g)	0.86%		0.85%	0.87%	0.90%

Total expenses after fees waived and/or reimbursed	0.82	%(g)	0.83%	0.80	%(g)	0.81%		0.80%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.81	%(g)	0.81%	0.80	%(g)	0.81%		0.80%	0.79%	0.80%

Net investment income	2.06	%(g)	1.25%	1.04	%(g)	0.91%		1.59%	1.43%	1.28%

Supplemental Data
Net assets, end of period (000)	$7,229,627		$8,836,844	$9,749,544		$7,907,317		$8,617,256	$12,963,106	$16,164,754

Portfolio turnover rate(h)		60%	124%	58%		193%		156%	154%	110%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17
Portfolio turnover rate (excluding MDRs)	56%	112%	58%	193%	156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	61

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$18.34		$22.65	$19.75		$19.23		$18.68	$20.26	$18.29

Net investment income(a)	0.15		0.21	0.08		0.12		0.24	0.23	0.19
Net realized and unrealized gain (loss)		(1.50)	(2.42)	3.80		1.72		1.46	(0.85)	2.11

Net increase (decrease) from investment operations		(1.35)	(2.21)	3.88		1.84		1.70	(0.62)	2.30

Distributions(b)
From net investment income	—		(0.21)	(0.10)		(0.09)		(0.17)	(0.26)	(0.18)
From net realized gain		(0.98)	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions		(0.98)	(2.10)	(0.98)		(1.32)		(1.15)	(0.96)	(0.33)

Net asset value, end of period	$16.01		$18.34	$22.65		$19.75		$19.23	$18.68	$20.26

Total Return(c)
Based on net asset value	(7.39	)%(d)	(10.78)%	19.95	%(d)	9.87	%(e)	9.71%	(3.24)%	12.77%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.13%	1.12	%(g)	1.13%		1.13%	1.14%	1.18%

Total expenses after fees waived and/or reimbursed	1.08	%(g)	1.08%	1.06	%(g)	1.08%		1.08%	1.07%	1.10%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.06	%(g)	1.06%	1.05	%(g)	1.08%		1.08%	1.07%	1.07%

Net investment income	1.80	%(g)	0.98%	0.78	%(g)	0.63%		1.29%	1.14%	1.00%

Supplemental Data
Net assets, end of period (000)	$9,132,305		$10,557,693	$13,806,271		$11,184,639		$10,601,653	$10,547,464	$12,809,356

Portfolio turnover rate(h)		60%	124%	58%		193%		156%	154%	110%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17
Portfolio turnover rate (excluding MDRs)	56%	112%	58%	193%	156%	154%	110%

See notes to consolidated financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$16.08		$20.11	$17.43		$17.17		$16.82	$18.33	$16.57

Net investment income (loss)(a)	0.08		0.04	(0.00	)(b)	(0.02)		0.09	0.07	0.04
Net realized and unrealized gain (loss)	(1.32)		(2.13)	3.36		1.53		1.30	(0.76)	1.91

Net increase (decrease) from investment operations	(1.24)		(2.09)	3.36		1.51		1.39	(0.69)	1.95

Distributions(c)
From net investment income	—		(0.05)	(0.00	)(b)	(0.02)		(0.06)	(0.12)	(0.04)
From net realized gain	(0.93)		(1.89)	(0.68)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(0.93)		(1.94)	(0.68)		(1.25)		(1.04)	(0.82)	(0.19)

Net asset value, end of period	$13.91		$16.08	$20.11		$17.43		$17.17	$16.82	$18.33

Total Return(d)
Based on net asset value	(7.75	)%(e)	(11.50)%	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%	11.92%

Ratios to Average Net Assets(g)
Total expenses	1.92	%(h)	1.90%	1.90	%(h)	1.89%		1.88%	1.88%	1.92%

Total expenses after fees waived and/or reimbursed	1.87	%(h)	1.85%	1.84	%(h)	1.85%		1.83%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.85	%(h)	1.84%	1.83	%(h)	1.84%		1.82%	1.81%	1.82%

Net investment income (loss)	1.02	%(h)	0.21%	(0.01	)%(h)	(0.13)%		0.56%	0.38%	0.27%

Supplemental Data
Net assets, end of period (000)	$586,988		$780,451	$1,213,559		$1,547,011		$3,143,501	$5,402,163	$7,545,249

Portfolio turnover rate(i)	60%		124%	58%		193%		156%	154%	110%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17
Portfolio turnover rate (excluding MDRs)	56%	112%	58%	193%	156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	63

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$18.50		$22.84	$19.93		$19.36		$18.80	$20.39	$18.44

Net investment income(a)	0.18		0.28	0.12		0.19		0.31	0.30	0.27
Net realized and unrealized gain (loss)		(1.51)	(2.44)	3.83		1.73		1.46	(0.85)	2.12

Net increase (decrease) from investment operations		(1.33)	(2.16)	3.95		1.92		1.77	(0.55)	2.39

Distributions(b)
From net investment income	—		(0.29)	(0.16)		(0.12)		(0.23)	(0.34)	(0.29)
From net realized gain		(1.01)	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions		(1.01)	(2.18)	(1.04)		(1.35)		(1.21)	(1.04)	(0.44)

Net asset value, end of period	$16.16		$18.50	$22.84		$19.93		$19.36	$18.80	$20.39

Total Return(c)
Based on net asset value	(7.26	)%(d)	(10.51)%	20.16	%(d)	10.28	%(e)	10.10%	(2.91)%	13.20%

Ratios to Average Net Assets(f)
Total expenses	0.80	%(g)	0.80%	0.78	%(g)	0.78%		0.78%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.75%	0.72	%(g)	0.74%		0.73%	0.73%	0.74%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.73	%(g)	0.73%	0.71	%(g)	0.73%		0.72%	0.72%	0.72%

Net investment income	2.12	%(g)	1.31%	1.13	%(g)	0.98%		1.67%	1.53%	1.39%

Supplemental Data
Net assets, end of period (000)	$1,271,693		$1,470,032	$1,849,652		$1,329,363		$1,146,295	$1,326,617	$1,341,925

Portfolio turnover rate(h)		60%	124%	58%		193%		156%	154%	110%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Portfolio turnover rate (excluding MDRs)	56%	112%	58%	193%	156%	154%	110%

See notes to consolidated financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$17.19		$21.37	$18.64		$18.24		$17.77	$19.32	$17.46

Net investment income(a)	0.11		0.12	0.04		0.06		0.17	0.15	0.13
Net realized and unrealized gain (loss)		(1.40)	(2.28)	3.58		1.63		1.38	(0.80)	2.01

Net increase (decrease) from investment operations		(1.29)	(2.16)	3.62		1.69		1.55	(0.65)	2.14

Distributions(b)
From net investment income	—		(0.13)	(0.01)		(0.06)		(0.10)	(0.20)	(0.13)
From net realized gain		(0.96)	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions		(0.96)	(2.02)	(0.89)		(1.29)		(1.08)	(0.90)	(0.28)

Net asset value, end of period	$14.94		$17.19	$21.37		$18.64		$18.24	$17.77	$19.32

Total Return(c)
Based on net asset value	(7.56	)%(d)	(11.15)%	19.74	%(d)	9.54	%(e)	9.35%	(3.56)%	12.42%

Ratios to Average Net Assets(f)
Total expenses	1.50	%(g)	1.50%	1.47	%(g)	1.47%		1.46%	1.47%	1.50%

Total expenses after fees waived and/or reimbursed	1.45	%(g)	1.46%	1.41	%(g)	1.42%		1.41%	1.40%	1.42%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.44	%(g)	1.44%	1.40	%(g)	1.41%		1.40%	1.39%	1.40%

Net investment income	1.42	%(g)	0.62%	0.43	%(g)	0.31%		0.98%	0.81%	0.68%

Supplemental Data
Net assets, end of period (000)	$289,208		$329,831	$443,409		$405,400		$603,073	$785,653	$1,060,273

Portfolio turnover rate(h)		60%	124%	58%		193%		156%	154%	110%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17
Portfolio turnover rate (excluding MDRs)	56%	112%	58%	193%	156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	65

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $126,301,474, which is 0.7% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	67

Notes to Consolidated Financial Statements (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

As of October 31, 2022, certain investments of the Fund were fair valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

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Notes to Consolidated Financial Statements (unaudited) (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	Opendoor Mezz Commitment	$21,050,152	$21,050,152	$21,050,152	$—

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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Notes to Consolidated Financial Statements (unaudited) (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of October 31, 2022, the Fund had outstanding commitments of $7,520,000. These commitments are not included in the net assets of the Fund as of October 31, 2022.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Consolidated Financial Statements (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

Barclays Capital, Inc.	$39,454,899	$(39,454,899)	$—		$—
BofA Securities, Inc.	42,295,251	(42,295,251)	—		—
Citigroup Global Markets, Inc.	7,262,827	(7,262,827)	—		—
Credit Suisse Securities (USA) LLC	16,429,115	(16,429,115)	—		—
Goldman Sachs & Co. LLC	8,205,683	(8,205,683)	—		—
J.P. Morgan Securities LLC	42,629,787	(42,629,787)	—		—
Jefferies LLC	6,308,437	(6,308,437)	—		—
Mizuho Securities USA LLC	1,303,030	(1,303,030)	—		—
Morgan Stanley	55,158,257	(55,158,257)	—		—
Toronto-Dominion Bank	305,088	(305,088)	—		—

	$219,352,374	$(219,352,374)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Notes to Consolidated Financial Statements (unaudited) (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of the Fund for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$12,397,703	$3,414,783	$775,309	$16,587,795

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2022, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Total

Amounts paid to affiliates	$23,020	$512	$23,532

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$13,346	$108,232	$17,898	$2,073	$1,215	$142,764

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Notes to Consolidated Financial Statements (unaudited) (continued)

For the six months ended October 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$3,125,045	$4,091,435	$421,528	$34,890	$325,548	$7,998,446

Other Fees: For the six months ended October 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $28,699.

For the six months ended October 31, 2022, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$131,582	$29,066	$160,648

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2024, so that the Manager receives such fee as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2022, the Manager waived $3,366,857 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2022, the amounts waived were $810,554.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2022, the Manager waived $803,751 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Consolidated Financial Statements (unaudited) (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended October 31, 2022, the Fund paid BIM $346,053 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended October 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Global Allocation Fund, Inc.	$—	$5,659,268	$(1,262,468)

7.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Global Allocation Fund, Inc.	$ 2,331,867,022	$ 476,716,428	$8,535,721,126	$9,528,406,354

For the six months ended October 31, 2022, purchases and sales related to mortgage dollar rolls were $565,161,329 and $565,816,188, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	$18,250,617,585	$3,369,454,935	$(2,593,119,132)	$776,335,803

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher

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Notes to Consolidated Financial Statements (unaudited) (continued)

of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Consolidated Financial Statements (unaudited) (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact The Fund performance.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	28,422,489	$485,865,335	112,206,208	$2,425,678,802
Shares issued in reinvestment of distributions	25,463,597	415,056,569	42,161,228	897,692,084
Shares redeemed	(84,155,912)	(1,441,214,239)	(103,640,373)	(2,170,736,899)

	(30,269,826)	$(540,292,335)	50,727,063	$1,152,633,987

Investor A
Shares sold and automatic conversion of shares	18,466,675	$314,889,046	56,283,602	$1,200,338,507
Shares issued in reinvestment of distributions	31,713,293	512,169,489	54,435,080	1,152,860,845
Shares redeemed	(55,276,699)	(936,594,174)	(144,523,875)	(3,082,883,351)

	(5,096,731)	$(109,535,639)	(33,805,193)	$(729,683,999)

Investor C
Shares sold	1,183,145	$17,587,052	5,027,108	$95,141,109
Shares issued in reinvestment of distributions	2,912,778	40,982,792	5,676,334	106,059,115
Shares redeemed and automatic conversion of shares	(10,418,296)	(154,732,205)	(22,527,616)	(420,506,402)

	(6,322,373)	$(96,162,361)	(11,824,174)	$(219,306,178)

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	79

Notes to Consolidated Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc. (continued)
Class K
Shares sold	7,525,633	$129,703,951	23,427,639	$506,528,605
Shares issued in reinvestment of distributions	4,736,355	77,155,219	8,273,872	176,619,803
Shares redeemed	(13,028,573)	(223,182,048)	(33,229,989)	(713,022,978)

	(766,585)	$(16,322,878)	(1,528,478)	$(29,874,570)

Class R
Shares sold	901,756	$14,357,083	2,027,790	$39,703,840
Shares issued in reinvestment of distributions	1,190,477	17,964,297	2,002,426	39,833,702
Shares redeemed	(1,915,989)	(30,865,918)	(5,597,411)	(111,326,075)

	176,244	$1,455,462	(1,567,195)	$(31,788,533)

	(42,279,271)	$(760,857,751)	2,002,023	$141,980,707

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock (Singapore) Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	81

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, first and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints, in the form of an advisory fee waiver that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	83

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/ fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited	Deloitte & Touche LLP
079912 Singapore	Boston, MA 02116

Accounting Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Custodian	Address of the Fund
Brown Brothers Harriman & Co.	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	85

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

ST	Special Tax

STACR	Structured Agency Credit Risk

TAN	Tax Anticipation Notes

TBA	To-Be-Announced

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

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(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 21, 2022

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